PROSPECTUS

                                   $25,000,000
                       Boulder Growth & Income Fund, Inc.
                    Auction Market Preferred Shares ("AMPS")

                            1,000 Shares, Series M28
                    Liquidation Preference $25,000 Per Share
                                 -------------

     The Boulder Growth & Income Fund, Inc. (the "Fund") is offering 1,000 shares, Series M28 preferred stock, par value $.01 per share, designated as Auction Market Preferred Shares. The shares are referred to in this prospectus as "AMPS." The Fund is a closed-end, non-diversified management investment company.

     Description of AMPS. The AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The AMPS are preferred shares that entitle their holders to receive dividends when, as and if authorized by the Board and declared by the Fund, out of funds legally available therefor, at a rate per annum that may vary for successive dividend periods. After the initial dividend period, the applicable rate for a particular dividend period for the AMPS will be determined by auction. The AMPS will rank on parity with any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of AMPS carries one vote on matters on which AMPS can be voted. The AMPS, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights. The AMPS will not be convertible into shares of common stock, par value $.01 per share, or other shares of the Fund. The AMPS will be subject to redemption at the option of the Fund on any dividend payment date for the AMPS (except during the initial dividend period and during a Non-Call Period) at a redemption price generally equal to $25,000 per share plus accumulated and unpaid dividends. In certain circumstances, the AMPS will be subject to mandatory redemption by the Fund at a redemption price of $25,000 per share plus accumulated and unpaid dividends. See "Description of AMPS" below.

                                                   (continued on following page)

     Investing in the AMPS involves risks that are described in the "risk factors" section beginning on page 20 of this prospectus. The minimum purchase amount of the AMPS is $25,000.

                             -------------

                                                               Per Share      Total
                                                               -------------- -------------

Public offering price (1).................................     $25,000        $25,000,000
Sales load................................................        $250           $250,000
Estimated offering expenses...............................        $195           $195,000
Proceeds, after expenses, to the Fund.....................     $24,555        $24,555,000

(1) The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The underwriter is offering the AMPS subject to various conditions. The underwriter expects to deliver the AMPS to purchasers, in book-entry form, through the facilities of The Depository Trust Company ("DTC") on or about October 17, 2005.


                                ---------------

                               Merrill Lynch & Co.

                                ---------------

                 The date of this Prospectus is October 13, 2005

(continued from previous page)

     Investment Objective. The Fund's investment objective is total return. The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts ("REITs") and closed-end registered investment companies. The Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in foreign currency. The Fund has no restrictions on its ability to invest in foreign securities. The Fund is concentrated in REITs, which means it must invest more than 25% of its total assets in REITs and companies in the real estate industry. No assurance can be given that the Fund will achieve its investment objective.

     Investment Advisers. Boulder Investment Advisers, LLC ("BIA") and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers ("SIA") (collectively the "Advisers") act as the co-investment advisers to the Fund. The address of the Fund and BIA is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address of SIA is Bellerive, Queen Street, St. Peter, Barbados.

     You should read this prospectus, which sets forth concisely the information about the Fund that a prospective investor ought to know before investing, before deciding whether to invest in the AMPS, and retain it for future reference. A Statement of Additional Information dated October 13, 2005, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 71 of this prospectus. You may request a free copy of the Statement of Additional Information or the Fund's annual and semi-annual reports, request other information about the Fund, or make shareholder inquiries by calling (877) 561-7914 or by writing to the Fund. The Fund's Statement of Additional Information and annual and semi-annual reports are also available free of charge on the Fund's website (http://www.boulderfunds.net) and on the Securities and Exchange Commission's website (http://www.sec.gov), which also contains other information about the Fund. You may also email requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. The Fund's registration number under the Investment Company Act of 1940, as amended (the "1940 Act") is 811-02328.

     The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     The Fund is offering 1,000 AMPS. The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Fund's common shares as to distribution of assets, as described in this prospectus. It is a condition of closing this offering that the AMPS be assigned a rating of Aaa by Moody's Investor Services, Inc. ("Moody's") and AAA by Fitch, Inc. ("Fitch").

     The dividend rate for the AMPS for the initial dividend period will be 3.85%. The initial dividend period for the AMPS is from the date of issuance through November 14, 2005. For subsequent periods, the AMPS will pay dividends based on a rate set at auction, usually held every twenty-eight days. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell AMPS based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.

     The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through certain broker-dealers or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

                                TABLE OF CONTENTS


Prospectus Summary.............................................................1
Financial Highlights .........................................................23
The Fund......................................................................25
Use of Proceeds...............................................................25
Capitalization................................................................26
Investment Objective and Policies.............................................26
Investment Philosophy.........................................................28
Portfolio Contents............................................................29
Risk Factors..................................................................34
Management of the Fund........................................................40
Description of AMPS...........................................................47
The Auction...................................................................55
Federal Income Tax Matters....................................................61
Determination of Net Asset Value..............................................64
Capitalization of the Fund and Other Matters..................................65
Underwriting..................................................................68
Custodian and Transfer Agent .................................................69
Legal Matters ................................................................69
Independent Registered Public Accounting Firm ................................69
Additional Information .......................................................69
Privacy Principles of the Fund................................................69
Table of Contents of the Statement of Additional Information..................71

                               ------------------

     You should rely only on the information contained in or incorporated by reference into this prospectus. During the period that the Fund is required to deliver this prospectus, the Fund will promptly provide investors with written information fully describing any material changes to the information in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is given as of the date of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since the date of this prospectus.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               PROSPECTUS SUMMARY

The following is only a summary. This summary does not contain all of the information that you should consider before investing in the AMPS, especially the information set forth under the heading "Risk Factors." You should review the more detailed information contained in the body of this prospectus, the Statement of Additional Information and the Fund's Articles Supplementary creating and fixing the rights of the Auction Market Preferred Stock (the "Articles Supplementary") attached as Appendix B to the Statement of Additional Information.

---------------------------- ---------------------------------------------------

The   Fund..........Boulder  Growth & Income  Fund,  Inc. is a  non-diversified, closed-end management investment company that was organized in October 1972 and began investment activities in January 1974. The Fund's common shares are traded on the New York Stock Exchange (the "NYSE") under the symbol "BIF." As of August 31, 2005, the Fund had 11,327,784 common shares outstanding. The average weekly trading volume of the Fund's common shares on the NYSE during the period from August 1, 2005 through August 31, 2005 was 14,043 shares. As of August 31, 2005, the total net assets of the Fund were approximately $108,438,000, including $20,000,000 in leverage.

                    As of August 31, 2005, the Fund had a bank line of credit in the amount of $20,000,000 (the "Bank Debt") of which it had drawn down $20,000,000. The Bank Debt is used for investment and will be repaid entirely in conjunction with the Offering (defined below) out of the proceeds of the Offering.

                    The Fund's investment advisers are Boulder Investment Advisers, LLC ("BIA") and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers ("SIA"). The address of the Fund and BIA is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address of SIA is Bellerive, Queen Street, St. Peter, Barbados.

---------------------------- ---------------------------------------------------
The Offering........The Fund is offering an  aggregate  of 1,000 Series M28 AMPS at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the AMPS (the "Offering"). The AMPS are being offered through a group of underwriters (the "Underwriters") led by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").

                    The AMPS entitle their holders to receive cash dividends at an annual rate that may vary for successive dividend periods. In general, except as described under "Description of AMPS" and "Dividends and Rate Periods" below, the dividend period for each series of AMPS will be twenty-eight days. Deutsche Bank Trust Company Americas (the "Auction Agent") will determine the dividend rate for any dividend period by an auction conducted on the business day immediately prior to the start of that dividend period. See "The Auction."

                    The AMPS are not listed on an exchange. Instead, investors may buy or sell AMPS at an auction by submitting orders to broker-dealers that have entered into agreements ("Broker-Dealer Agreements") with the Auction Agent ("Broker-Dealers") or to broker-dealers that have entered into separate agreements with a Broker-Dealer.

                    Generally, investors in the AMPS will not receive certificates representing ownership of their shares. The Depository Trust Company or any successor (the "Securities Depository" or "DTC") or its nominee for the account of the investor's Broker-Dealer will maintain record ownership of AMPS in book-entry form. An investor's Broker-Dealer, in turn, will maintain records of that investor's beneficial ownership of AMPS.

---------------------------- ---------------------------------------------------
Investment Objective and
Principal Investment
Strategies..........The Fund's  investment  objective is total return.  The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts ("REITs") and regulated investment companies under the Code (as defined below) ("RICs"). The Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in foreign currency. The Fund has no restrictions on its ability to invest in foreign securities. The Fund is concentrated in REITs, which means it must invest more than 25% of its total assets in REITs and companies in the real estate industry. No assurance can be given that the Fund will achieve its investment objective. See "Investment Objective and Policies."

                    The Fund is a "non-diversified" investment company, as defined in the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. However, pursuant to the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), (A) not more than 25% of the Fund's total assets may be invested in securities of any one issuer (other than U.S. government securities and
                    RICs) or of any two or more issuers controlled by the Fund which may be deemed to be engaged in the same, similar or related trades or businesses, and (B) with respect to 50% of the total value of the Fund's portfolio, (i) the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer (other than U.S. government securities and RICs), and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and RICs). The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuation in the value of large Fund holdings.

                    The Fund has adopted a concentration policy pursuant to which it must, under normal market conditions, invest more than 25% of its total assets in REITs or companies in the real estate industry. The Fund must obtain shareholder approval prior to changing this policy. The portion of the Fund's total assets invested in REITs and such other companies will vary based on market conditions, but it is not expected to exceed 50% of total assets. As of August 31, 2005, 29.6% of the Fund's total assets were invested in REITs. Although the Fund can invest in REITs of any size, it currently intends to invest in REITs with market capitalizations of greater than $500 million. Although the Fund generally invests in U.S. REITs, such companies may invest directly or indirectly in non-U.S. properties, and the Fund may make direct investments in foreign REITs. As of August 31, 2005, the Fund owned five foreign REIT securities.

                    Under the 1940 Act, the Fund must limit to 10% the portion of its assets invested in RICs, and under Subchapter M, no single investment can exceed 25% of the Fund's total assets at the time of purchase. These percentage limitations are calculated at the time of investment, and the Fund is not required to dispose of assets if holdings increase above these levels due to appreciation. As of August 31, 2005, none of the Fund's assets were invested in RICs, and 23.8% of the Fund's total assets were invested in Berkshire Hathaway, Inc. (NYSE: BRK). The Fund has no restrictions on its ability to invest in foreign securities. As of August 31, 2005, 15.9% of the Fund's total assets were invested in foreign securities.

                    Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks, primarily domestic common stocks and secondarily in foreign common stocks denominated in foreign currencies. The Fund's investments in common stocks may include, but is not limited to, RICs whose objective is income, REITs, and other dividend-paying common stocks. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities, cash equivalents and other income-producing securities. The term "fixed income securities" includes but is not limited to corporate bonds, U.S. government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

                    Under normal circumstances, the Fund will not have more than 10% of its assets in cash or cash equivalents. The Fund may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of, but are not limited to, short-term (less than twelve months to maturity) U.S. government securities, certificates of deposit and other bank obligations, investment grade corporate bonds, other debt instruments and repurchase agreements.

                    Except for the Fund's investment objective, industry concentration and fundamental investment restrictions as described in this prospectus and in the Statement of Additional Information, the percentage limitations and investment policies set forth in this prospectus can be changed by the Fund's Board of Directors (the "Board") without shareholder approval.

---------------------------- ---------------------------------------------------
Use of Leverage
by the Fund.........The Fund expects to utilize financial leverage on an ongoing basis for investment purposes specifically through the issuance of the AMPS. After completion of the Offering, the Fund anticipates its total leverage from the issuance of AMPS will be approximately 22.1% of the Fund's total assets. This amount may change but the Fund will not incur additional leverage in the form of preferred shares if as a result its total leverage would exceed 50% of the Fund's total assets. Although the Fund may in the future offer other preferred shares, increase the number of AMPS, or incur other indebtedness, which would further leverage the Fund, the Fund does not currently intend to offer preferred shares other than the AMPS offered hereby or to incur indebtedness, other than short-term credits in connection with the settlement of portfolio transactions.

                    The Fund generally will not utilize leverage if the Advisers anticipate that leverage would result in a lower return to holders of the Fund's common shares over time. Use of financial leverage creates an opportunity for increased returns for the holders of the Fund's common shares but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the common shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Advisers and Administrator (defined below) will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the AMPS) is utilized, giving the Advisers an incentive to utilize leverage.

---------------------------- ---------------------------------------------------
Risk
Condsiderations.....The  following  is a  summary  of  the  principal  risks  of investing in the AMPS. You should read the more extensive discussion in this prospectus under "Risk Factors".

                    Risks of Investing in the AMPS. The primary risks of investing in the AMPS are:

                             |X| If an auction fails you may not be able to sell some or all of your shares.

                             |X| Because of the nature of the market for AMPS, you may receive less than the price you paid for your AMPS if you sell them outside of the auction, especially when market interest rates are rising.

                             |X|      A rating agency could, at any time,
                                      downgrade or withdraw its rating assigned to the AMPS without prior notice to the Fund or shareholders. Any downgrading or withdrawal of rating could affect the liquidity of the AMPS in an auction.

                             |X| The Fund may be forced to redeem AMPS to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances.

                             |X| In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the AMPS.

                             |X| If interest rates rise, the value of the Fund's investment portfolio will decline, reducing the asset coverage for AMPS.

                    Leverage Risk. The AMPS leverage creates an opportunity for increased return but, at the same time, will involve special risk considerations. Leveraging resulting from the AMPS will magnify declines as well as increases in the net asset value of the Fund's common stock and in the net return on its portfolio. Although the principal amount of the AMPS will be fixed, the Fund's assets may change in value during the time the AMPS are outstanding, thus increasing exposure to capital risk. To the extent the return derived from the assets obtained with the AMPS proceeds exceeds the interest and other expenses that the Fund will have to pay, the Fund's net return will be greater than if AMPS leverage was not used. Conversely, however, if the return from the assets obtained with the AMPS proceeds is not sufficient to cover the cost of borrowing, the net return of the Fund will be less than if AMPS leverage was not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced.

                    Interest Rate Risk. The AMPS pay dividends based on shorter-term interest rates. The Fund presently has invested the proceeds of the Bank Debt in REITs and other dividend paying and income producing securities (collectively, "Income Producing Securities") and anticipates continuing to do so in order to generate sufficient income to pay dividends on the AMPS when due. The dividends and rates paid by the Income Producing Securities can be expected to fluctuate. If short-term interest rates rise, dividend rates on the AMPS will also rise since the auction setting the dividend rate on AMPS will compete for investors with other short-term instruments. A significant increased dividend rate on the AMPS could result in the Fund under-earning its AMPS dividend, which would lead to the AMPS shareholders receiving a return of capital, assuming there are no capital gains to be paid out. Similarly, if the rating agencies lower the rating assigned to the AMPS, the dividend rate on the AMPS will likely increase. The Fund may pay dividends and make other distributions only from legally available funds and must pay all its expenses before it can pay any dividends, including any AMPS dividends.

                    Risk Associated with Concentrating in REITs. The Fund has adopted an investment policy of concentrating in REITs. Under normal market conditions, the Fund is required to maintain over 25% of its investments in REITs and companies in the real estate industry. The Fund must obtain shareholder approval prior to changing this policy, thus limiting its flexibility to liquidate REITs in the future should market conditions warrant. Since the Fund concentrates its assets in the real estate industry, the Fund's performance will be impacted by the performance of the REIT markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage, which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. In addition, there are risks associated with particular sectors of real estate investments (e.g., retail, office, hotel, healthcare and multifamily properties), although the Fund does not intend to focus on any particular sector of real estate investments.

                    Auction Risk. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of AMPS, which could also affect the liquidity of your investment.

                    As noted above, if there are more AMPS offered for sale than there are buyers for those AMPS in any auction, the auction will fail and you may not be able to sell some or all of your AMPS at that time. The relative buying and selling interest of market participants in your AMPS and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

                    Secondary Market Risk. If you try to sell your AMPS between auctions you may not be able to sell any or all of your AMPS or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Fund has designated a special dividend period, changes in interest rates could affect the price you would receive if you sold your AMPS in the secondary market. You may transfer AMPS outside of auctions only to or through a Broker-Dealer that has entered into a Broker-Dealer Agreement, or other persons as the Fund permits.

                    Securities and Exchange Commission Inquiries. Merrill Lynch has advised the Fund that it and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, Merrill Lynch conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the staff's request, Merrill Lynch is engaging in discussions with the staff that may lead to a resolution of its inquiry. Neither Merrill Lynch nor the Fund can predict how such a resolution may affect the market for the AMPS or the auctions.

                    Ratings and Asset Coverage Risk. While it is expected that Moody's will assign a rating of Aaa and Fitch will assign a rating of AAA to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in the AMPS. Moody's or Fitch could downgrade its rating of the AMPS or withdraw its rating of the AMPS at any time, which may make your shares less liquid at an auction or in the secondary market and may materially and adversely affect the value of the AMPS if sold outside an auction. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of AMPS - Rating Agency Guidelines and Asset
                    Coverage," the Fund will be required to redeem, at a time that may not be favorable to the Fund or its shareholders, a sufficient number of the AMPS in order to return to compliance with the asset coverage ratios.

                    Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and AMPS, by the 1940 Act, Maryland law and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes.

                    General Risks of Investing in the Fund. The Fund is not a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

                    |X| Non-Diversified Status Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws. See "Risk Factors - General Risks of Investing in the Fund" and "Federal Income Tax Matters."

                    |X| Investments in Common Stocks. The Fund expects to invest, under normal market conditions, in excess of 80% of its assets in publicly traded common stocks. Common stocks generally have greater risk exposure and reward potential over time than bonds. The volatility of common stock prices has historically been greater than bonds, and as the Fund invests primarily in common stocks, the Fund's net asset value may also be volatile. Further, because the time horizon for the Fund's investments in common stock is longer, the time necessary for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

                    |X| Reinvestment Risk. Income from the Fund's portfolio will decline if the Fund invests the income from, or proceeds from the sale of its, Income Producing Securities into lower yielding instruments. A decline in income could affect the Fund's ability to pay dividends on the AMPS.

                    |X| Concentration Risk. The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuation in the value of large Fund holdings.

                    |X| Investment in Berkshire Hathaway. The Fund presently has invested a significant percentage of its portfolio in Berkshire Hathaway, Inc. (NYSE: BRK) ("Berkshire"). As of August 31, 2005, the Fund held 310 Berkshire Class A shares, representing 23.8% of the Fund's total assets. The Advisers do not currently intend to liquidate any portion of the Fund's position in Berkshire. Although not an insurance company itself, Berkshire owns Geico Insurance and General Re Insurance, and therefore derives a significant portion of its income, and its value, from these two insurance companies. The insurance business can be significantly affected by interest rates as well as price competition within the industry. In addition, an insurance company may experience significant changes in its year to year operating performance based both on claims paid and on performance of invested assets. Insurance companies can also be affected by government regulations and tax laws, which may change from time to time. A significant decline in the market price of Berkshire or any other company in which the Fund has made a significant common stock investment (i) would result in a significant decline in the Fund's net asset value, (ii) may result in a proportionate decline in the market price of the Fund's common shares, and (iii) may result in greater risk and market fluctuation than a fund that has a more diversified portfolio.

                    |X| Investments in REITs. The Fund has adopted a concentration policy pursuant to which it must, under normal market conditions, invest more than 25% of its total assets in REITs or companies in the real estate industry. The Fund must obtain shareholder approval prior to changing this policy, thus limiting its flexibility to liquidate REITs in the future should market conditions warrant. Since the Fund will concentrate its assets in the real estate industry, the Fund's performance will be generally linked to performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage, which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. In addition, there are risks associated with particular sectors of real estate investments (e.g., retail, office, hotel, healthcare and multifamily properties), although the Fund does not intend to focus on any particular sector of real estate investments.

                    |X| Leveraging Risk. The Fund is currently leveraged with the Bank Debt which will be replaced with leverage from the AMPS. Use of leverage may have a number of adverse effects on the Fund and its shareholders including: (i) leverage may magnify market fluctuations in the Fund's underlying holdings thus causing a disproportionate change in the Fund's net asset value; (ii) the Fund's cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to shareholders and generally making the Fund's total return to such shareholders more volatile; (iii) the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock it has issued when it may be disadvantageous to do so; (iv) leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for the holders of the Fund's common stock to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes; and (v) the Fund may be forced to redeem some or all of the AMPS at inopportune times due to a decline in market value of Fund investments. Because the fees paid to the Advisers and the Administrator (defined below) will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value of the common shares plus the liquidation preference of the AMPS), the fee will be higher when leverage is utilized, giving the Advisers an incentive to utilize leverage.

                    |X| Discount From Net Asset Value. Common stock of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a "discount"). The possibility that the Fund's shares will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

                    |X| Size of the Fund. As of August 31, 2005, the Fund had total net assets of approximately $108.4 million, including $20 million in leverage. As a fund with a relatively small asset base, the Fund may be subject to certain operational inefficiencies including: higher expense ratio, less coverage by analysts and the marketplace in general which can contribute to a less active trading market for the Fund's shares and consequently a wider discount, more limited ability to attract new investors and/or take advantage of investment opportunities and less ability to take advantage of lower transaction costs available to larger investors.

                    |X| Repurchase of the Fund's Common Shares. The Fund is authorized to repurchase its common shares on the open market when the shares are trading at a discount from net asset value as determined by the Board from time to time. The acquisition of common shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, the acquisition of common shares by the Fund may require the Fund to redeem the AMPS in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of common shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund.

                    |X| Dependence on Key Personnel. The Advisers are dependent upon the expertise of Stewart Horejsi in providing advisory services with respect to the Fund's investments. If the Advisers were to lose the services of Mr. Horejsi, their ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Horejsi in the event of his death, resignation, retirement or inability to act on behalf of the Advisers.

                    |X| Issuer Risk. The value of the Fund's portfolio may decline for a number of reasons which directly relate to the issuers of the securities in the portfolio, such as management performance, financial leverage and reduced demand for an issuer's goods and services.

                    |X| Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's portfolio can decline.

                    |X| Repurchase Agreements. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.

                    |X| Foreign Securities Risk. The Fund is permitted to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

                             o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

                             o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Advisers may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable.

                             o Currency exchange rates or controls may adversely affect the value of the Fund's investments.

                             o The economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions.

                             o Withholdings and other non-U.S. taxes may decrease the Fund's return.

                    |X| Currency Risk. The Fund currently holds investments in foreign securities and thus a portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. The Fund does not currently hedge against the potential decline in value of foreign currencies against the U.S. dollar and does not foresee hedging currency risk in the future, though it is not precluded from doing so.

                    |X| Sovereign debt risk. An investment in debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt") involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

                    |X| Liquidity Risk. Although the Fund invests primarily in securities traded on national exchanges, it may invest in less liquid assets from time to time that are not readily marketable and may be subject to restrictions on resale. Illiquid securities may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale, although it may not invest more than 30% of the value of its total assets in securities which have been acquired through private placement. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices.

                    |X| Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the AMPS.

                    |X| Anti-Takeover Provisions Risk. The Fund's charter (the "Charter") and bylaws (the "Bylaws") include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include advance notice requirements for shareholder proposals and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction.

---------------------------- ---------------------------------------------------
Investment Advisers.The Fund is co-advised by Boulder Investment  Advisers,  LLC and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers. The Advisers have been providing advisory services to the Fund since January 2002, and to Boulder Total Return Fund, Inc. since March 1999. As of August 31, 2005, the Advisers had a total of $456 million in assets under management. The Fund pays the Advisers an aggregate monthly fee at the annual rate of 1.25% of the Fund's average monthly net asset value (the "Adviser Fee"). The liquidation value of any outstanding preferred stock (e.g., the AMPS) is included in determining the Fund's net asset value on which fees are calculated. The Fund's co-administrator is Fund Administrative Services, LLC ("FAS" or the "Administrator") which is an affiliate of the Advisers. FAS receives a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and 0.15% on the value of the Fund's average monthly assets over $400 million. FAS has agreed to waive a portion of its fee in order to limit the Fund's the total monthly administration expenses (including administration, co-administration, transfer agent and custodian fees) to 0.30% of the Fund's average monthly net assets.

---------------------------- ---------------------------------------------------
Trading Market..... The AMPS will not be listed on an exchange. Instead, you may buy or sell the AMPS at an auction that normally is held every twenty-eight days by submitting orders to a Broker-Dealer or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in the AMPS outside of auctions but may discontinue this activity at any time. There is no assurance that a secondary market will provide holders of AMPS with liquidity. You may transfer AMPS outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a Broker-Dealer Agreement, or other persons as the Fund permits.

                    The table below shows the first auction date for the AMPS and the day on which the subsequent auctions will normally be held. The first auction date for the AMPS will be the business day before the dividend payment date for the initial dividend period for the AMPS. The start date for subsequent dividend periods normally will be the business day following the auction date unless the then current dividend period is a special dividend period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.

                    Series          First Auction Date    Subsequent Auction Day
                  --------------------------------------------------------------
                    Series M28....  November 14, 2005     Every fourth Monday

---------------------------- ---------------------------------------------------
Dividends and
Rate Periods........The  table  below  shows  the  initial  dividend  rate,  the dividend payment date for the initial rate period, the subsequent dividend payment day and the number of days for the initial rate period of the AMPS offered in this prospectus. For subsequent rate periods, the AMPS will pay dividends based on a rate set at auctions normally held every 28 days. In most instances, dividends are payable on the first business day following the end of the rate period.


                    The rate set at auction will not exceed the maximum applicable rate. The dividend payment date for special rate periods will be set out in the notice designating a special rate period.

                    Dividends on the AMPS will be cumulative from the date the AMPS are first issued and will be paid out of legally available funds.

                                Dividend Payment
                Initial         Date for Initial Rate   Subsequent Dividend   Number of Days in Initial
AMPS            Dividend Rate   Period                  Payment Day           Rate Period
---------------------------------------------------------------------------------------------------------
Series M28      3.85%           November 15,2005        Every fourth Tuesday  29

                    The Fund may, subject to certain conditions, designate special dividend periods of more than 28 days. The Fund may not designate a special dividend period unless sufficient clearing bids were made in the most recent auction for the AMPS. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special dividend period will not adversely affect such agency's then-current rating on the AMPS and the lead Underwriter designated by the Fund, initially Merrill Lynch, must not have objected to the declaration of a special dividend period. See "Description of AMPS - Dividends and Rate Periods" and "Designation of Special Dividend Periods" and "The Auction".

                    The  AMPS  will  entitle   their  holders  to  receive  cash
                    dividends at a rate per annum that may vary for the successive dividend periods for such shares. The applicable rate for a particular dividend period will be determined by an auction conducted on the business day immediately preceding the start of such dividend period. A "business day" is a day on which the NYSE is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

                    Determination of Maximum Applicable Rate. Generally, the applicable rate for any regular dividend period for the AMPS will not be more than the maximum applicable rate. The maximum applicable rate will depend on the credit rating assigned to the AMPS and on the duration of the dividend period. The maximum applicable rate will be the higher of the applicable percentage of the reference rate or the applicable spread plus the reference rate. The reference rate (the "Reference Rate") is the applicable LIBOR Rate (as defined in "Description of AMPS - Dividends and Rate Periods
                    - Determination of Maximum Applicable Rate") for a dividend period of fewer than 365 days or the applicable Treasury Index Rate (as defined in "Description of AMPS - Dividends and Rate Periods - Determination of Maximum Applicable
                    Rate") for a dividend period of 365 days or more. The applicable percentage or applicable spread as so determined is further subject to upward but not downward adjustment in the discretion of the Board after consultation with the lead underwriter, initially Merrill Lynch. In the case of a special dividend period, the maximum applicable rate will be specified by the Fund in the notice of the special dividend period for such special dividend payment period.

                    The applicable percentage and spread are as follows:

                       Applicable Percentage Payment Table
-------------------------------------------------------------------------------

      Credit Ratings            Applicable Percentage Applicable Spread
----------------------------    --------------------- -----------------
Moody's         Fitch
-------         -----

Aaa             AAA             125%                  1.25%
Aa3 to Aa1      AA- to AA+      150%                  1.50%
A3 to A1        A- to A+        200%                  2.00%
Baa3 to Baa1    BBB- to BBB+    250%                  2.50%
Ba1 and lower   BB+ and lower   300%                  3.00%


                    There is no minimum applicable rate in respect of any dividend period. See "Description of AMPS - Dividends and Rate Periods."

                    Assuming the Fund maintains a Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

                        Maximum
                        Applicable Rate                         Method Used to
                        Using the         Maximum Applicable    Determine the
                        Applicable        Rate Using the        Maximum Applicable
Reference Rate          Percentage        Applicable Spread     Rate
----------------        ---------------   ------------------    ------------------
1%                      1.25%             2.25%                 Spread
2%                      2.50%             3.25%                 Spread
3%                      3.75%             4.25%                 Spread
4%                      5.00%             5.25%                 Spread
5%                      6.25%             6.25%                 Either
6%                      7.50%             7.25%                 Percentage

                    Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such a deposit will result in the cancellation of any auction and the dividend rate will be the 5% maximum applicable rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the Reference Rate. The Fund does not intend to establish any reserves for the payment of dividends.

---------------------------- ---------------------------------------------------
Ratings...........  The AMPS.are expected to receive ratings of Aaa from Moody's and AAA from Fitch. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell the AMPS inasmuch as the rating does not comment as to market price or suitability for a particular investor. The ratings also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on information obtained from the Fund and other sources. The ratings may be changed, suspended, or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See "Description of AMPS - Rating Agency Guidelines and Asset Coverage."

---------------------------- ---------------------------------------------------
Redemption......... The Fund is  required  to  redeem  AMPS if the Fund does not meet the asset coverage ratio required by the 1940 Act, or to correct a failure to meet a rating agency guideline in a timely manner. The Fund may voluntarily redeem AMPS, in whole or in part, subject to certain conditions. See "Description of AMPS - Redemption" and "Description of AMPS
                    - Rating Agency Guidelines and Asset Coverage."

---------------------------- ---------------------------------------------------
Asset Maintenance...Under the Articles  Supplementary,  which  establish and fix the rights and preferences of the AMPS, the Fund must maintain asset coverage of the AMPS as required by the rating agency or agencies rating the AMPS (the "Preferred Stock Basic Maintenance Amount"). The Preferred Stock Basic Maintenance Amount is the sum of (a) the aggregate liquidation preference of the AMPS then outstanding, together with the aggregate liquidation preference on any other series of preferred shares of the Fund (plus redemption premium, if any) and (b) certain accrued and projected dividend and other payment obligations of the Fund. Moody's and Fitch have each established separate guidelines for calculating discounted value of the Fund's assets for purposes of this asset coverage test. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of discounted value. The Moody's and Fitch guidelines also impose certain diversification requirements on the Fund's portfolio.

                    As required by the 1940 Act, the Fund must also maintain asset coverage of at least 200% with respect to outstanding senior securities that are preferred stock, including the AMPS (the "1940 Act Asset Coverage").

                    In the event that the Fund does not satisfy these coverage tests, some or all of the AMPS will be subject to mandatory redemption. See "Description of AMPS - Redemption."

                    Based on the composition of the Fund's portfolio as of August 31, 2005, the asset coverage of the AMPS, as measured pursuant to the 1940 Act, would be approximately 452% if the Fund were to issue AMPS representing approximately 22.1% of the Fund's managed assets.

---------------------------- ---------------------------------------------------
Mandatory
Redemption......... If the Preferred Stock Basic Maintenance  Amount or the 1940
                    Act Asset Coverage is not maintained or restored as specified herein, the AMPS will be subject to mandatory redemption, out of funds legally available therefor, at the mandatory redemption price of $25,000 per share plus an amount equal to dividends accumulated thereon (whether or not earned or declared) but unpaid to the date fixed for redemption. Any such redemption will be limited to the minimum number of AMPS necessary to restore the Preferred Stock Basic Maintenance Amount or the 1940 Act Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the 1940 Act.

---------------------------- ---------------------------------------------------
Optional Redemption.The AMPS are  redeemable  at the  option of the  Fund,  as a whole or in part, on any dividend payment date (except on an initial dividend payment date or a special dividend period with respect to which the Fund has agreed not to redeem AMPS voluntarily (a "Non-Call Period")) at the optional redemption price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. A "Premium Call Period" is a period during which AMPS are only redeemable at the option of the Fund at a price per share equal to $25,000 plus accumulated but unpaid dividends, plus a premium determined by the Fund, after consultation with the Auction Agent and the Broker-Dealers.

---------------------------- ---------------------------------------------------
Liquidation
Preference......... The liquidation  preference for the AMPS will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not declared. See "Description of AMPS - Liquidation."

---------------------------- ---------------------------------------------------
Voting Rights...... The holders of preferred shares,  including the AMPS, voting as a separate class, have the right to elect at least two Directors of the Fund at all times. Such holders also have the right to elect a majority of the Directors in the event that two years' dividends on such preferred shares are unpaid. In each case, the remaining Directors will be elected by holders of common shares and preferred shares, including the AMPS, voting together as a single class. The holders of preferred shares, including the AMPS, will vote as a separate class or classes on certain other matters required under the Articles Supplementary and the 1940 Act. The holders of preferred shares, including the AMPS, will generally vote together with the holders of common shares as a single class on all other matters submitted to stockholders. See "Description of AMPS - Voting Rights."

---------------------------- ---------------------------------------------------
Auction Procedure...Unless otherwise  permitted by the Fund,  investors may only participate in auctions through their Broker-Dealers. The process for determining the applicable rate on the AMPS described in this section is referred to as the "Auction Procedures" and each setting of the applicable rate is referred to as an "auction."

                    Prior to the submission deadline on each auction date each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a beneficial owner of such shares may submit the following types of orders with respect to shares to that Broker-Dealer:

                    1. Hold Order - indicating its desire to hold shares without regard to the applicable rate for the next dividend period.

                    2. Bid - indicating its desire to purchase or hold the indicated number of shares at $25,000 per share if the applicable rate for shares for the next dividend period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell shares at $25,000 per share if the applicable rate for shares for the next dividend period is less than the rate specified in the bid.

                    3. Sell Order - indicating its desire to sell shares at $25,000 per share without regard to the applicable rate for the next dividend period.

                    A beneficial owner may submit different types of orders to its Broker-Dealer with respect to different AMPS then held by the beneficial owner. A beneficial owner of such shares that submits its bid with respect to such shares to its Broker-Dealer having a rate higher than the maximum applicable rate for such shares on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares to its Broker-Dealer. However, if a beneficial owner of shares fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a special dividend period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

                    A potential holder is a customer of a Broker-Dealer that either (i) is not a beneficial owner of AMPS but wishes to purchase shares or (ii) is a beneficial owner of AMPS that wishes to purchase additional shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share if the applicable rate for shares for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares specifying a rate higher than the maximum applicable rate for shares on the auction date will not be accepted.

                    The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the Auction Agent. The Broker-Dealers will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these Auction Procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated as an order placed with a Broker-Dealer by a beneficial owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided that the Broker-Dealer is not an affiliate of the Fund.

                    There are sufficient clearing bids for shares in an auction if the number of shares subject to bids submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to or exceeds the sum of the number of shares subject to sell orders and the number of shares subject to bids specifying rates or spreads higher than the maximum applicable rate submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders. If there are sufficient clearing bids for shares, the applicable rate for shares for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares available for purchase in the auction.

                    If there are not sufficient clearing bids for such shares, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. However, if the Fund has declared a special dividend period and there are not sufficient clearing bids, the election of a special dividend period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the minimum dividend period and the applicable rate for the next dividend period will be 90% of the Reference Rate on the date of the applicable auction.

                    The Auction Procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

                    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Holder                          Goal                            Action

Current Holder A...........     Owns 500 shares, wants to       Bid order of 4.1% rate for
                                sell all 500 shares if          all 500 shares
                                auction rate is less than
                                4.1%

Current Holder B...........     Owns 300 shares, wants to       Hold order - will take the
                                hold                            auction rate

Current Holder C...........     Owns 200 shares, wants to       Bid order of 3.9% rate for
                                sell all 200 shares if          all 200 shares
                                auction rate is less than
                                3.9%

Potential Holder D.........     Wants to buy 200 shares         Places order to buy at or
                                                                above 4.0%

Potential Holder E.........     Wants to buy 300 shares         Places order to buy at or
                                                                above 3.9%

Potential Holder F.........     Wants to buy 200 shares         Places order to buy at or
                                                                above 4.1%

                    The lowest dividend rate that will result in all 1,000 AMPS in the above example continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

---------------------------- ---------------------------------------------------
Federal Income
Taxation...........The Fund intends to take the position that under present law, the AMPS will constitute stock of the Fund. Distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. The dividends generally will be taxable as ordinary income. Distributions of net capital gain that are designated by the Fund as capital gain dividends, if any, however, will be treated as long-term capital gains without regard to the length of time the shareholder has held shares of the Fund.

---------------------------- ---------------------------------------------------
Administrator, Custodian,
Transfer Agent, Registrar
and Dividend Disbursing
Agent...............Fund  Administrative  Services,  LLC  ("FAS")  serves as the
                    Fund's co-administrator. Under its Administration Agreement with the Fund, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks.

                    Under the Administration Agreement, FAS receives a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and 0.15% on the value of the Fund's average monthly assets over $400 million. FAS has agreed to waive a portion of its fee in order to limit the Fund's the total monthly administration expenses (including administration, co-administration, transfer agent and custodian fees) to 0.30% of the Fund's average monthly net assets. The equity owners of FAS are Evergreen Atlantic, LLC and the Lola Brown Trust No. 1B, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

                    Investors Bank & Trust Company ("Investors Bank") serves as the Fund's co-administrator and custodian. As compensation for its services, Investors Bank receives certain out-of-pocket expenses, transaction fees and asset-based fees of 0.058% annually (or a minimum of $10,500 per month), which are accrued daily and paid monthly.

                    PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc., serves as the Fund's transfer agent, dividend-paying agent and registrar for the Fund's common stock. As compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

                    Deutsche Bank Trust Company Americas will serve as Auction Agent, transfer agent, dividend paying agent and registrar for the AMPS.

---------------------------- ---------------------------------------------------

                              FINANCIAL HIGHLIGHTS

     The table below sets forth selected financial data, including operating performance data, total investment returns, ratios to average net assets and other supplemental data, for a share of the Fund's common stock outstanding throughout the period presented. The per share operating performance and ratios for the period ending June 30, 2001 and prior years were audited by the Fund's previous independent registered public accounting firm. The per share operating performance and ratios for the periods ended June 30, 2002, November 30, 2002, 2003 and 2004 were audited by KPMG LLP, the Fund's independent registered public accounting firm, as stated in their report which is incorporated by reference into the Statement of Additional Information. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the Statement of Additional Information.


                                       Six Months          Year Ended           Five Month         Year Ended June 30,
                                         Ended            November 30,            Period
                                        May 31,                                   Ended
                                         2005                                   November 30,
                                      (Unaudited)      2004         2003         2002(b)         2002       2001       2000
                                      ------------- ------------ ------------ --------------- ---------- ---------- ---------
OPERATING PERFORMANCE:
                                      ------------- ------------ ------------ --------------- ---------- ---------- ---------
Net asset value, beginning of period  $7.58         $6.65        $6.59        $7.15           $8.65      $8.96      $10.07
                                      ------------- ------------ ------------ --------------- ---------- ---------- ---------
Net investment income/(loss)          0.07          0.01         (0.03)       0.02            0.58       0.70       0.67

Net realized and unrealized           0.03          0.95         1.23         (0.58)          (1.49)     (0.31)     (1.02)
gain/(loss) on investments
                                      ------------- ------------ ------------ --------------- ---------- ---------- ---------
Total from investment operations      0.10          0.96         1.20         (0.56)          (0.91)     0.39       (0.35)
                                      ------------- ------------ ------------ --------------- ---------- ---------- ---------
DISTRIBUTIONS:

Dividends paid from net investment    --            (0.03)       (0.07)       --              (0.59)     (0.70)     (0.76)
income to shareholders
                                      ------------- ------------ ------------ --------------- ---------- ---------- ---------

Total distributions                   --            (0.03)       (0.07)       --              (0.59)     (0.70)     (0.76)
                                      ------------- ------------ ------------ --------------- ---------- ---------- ---------
Dilutive Impact of Rights Offering++  --            --           (1.07)       --              --         --         --
                                      ------------- ------------ ------------ --------------- ---------- ---------- ---------
Net asset value, end of period        $7.68         $7.58        $6.65        $6.59           $7.15      $8.65      $8.96
                                      ============= ============ ============ =============== ========== ========== =========
Market value, end of period           $6.51         $6.63        $5.50        $5.22           $6.78      $8.50      $8.25
                                      ============= ============ ============ =============== ========== ========== =========
Total investment return based on      1.32%         14.44%       2.37%        (7.83)%         (11.36)%   4.41%      (3.70)%
net asset value(a,c)
                                      ============= ============ ============ =============== ========== ========== =========
Total investment return based on      (1.81)%       21.02%       6.89%        (23.01)%        (14.47)%   11.77%     (6.81)%
market value(a,c)
                                      ============= ============ ============ =============== ========== ========== =========
RATIOS AND SUPPLEMENTAL DATA:

Ratio of operating expenses to        1.98%+++      2.00%        1.93%        4.40%+++        1.95%+     1.82%+     2.51%+
average net assets

Ratio of operating expenses to        2.03%+++      2.06%        --           --              --         --         --
average net assets
without fee waivers

Ratio of operating expenses           2.62%+++      2.38%        2.30%        --              --         --         --
including interest
expense to average net assets

Ratio of net investment income to     1.44%+++      0.01%        0.08%        0.79%+++        6.96%      8.03%      7.08%
average
net assets

SUPPLEMMENTAL DATA:

Portfolio turnover rate               8%            33%          40%          21%             180%       83%        53%

Net assets, end of period (in 000's)  $86,988       $85,896      $75,286      $37,309         $40,514    $48,990    $50,591

Number of shares outstanding at the   11,328        11,328       11,328       5,664           5,664      5,664      5,644
end of
period (in 000's)

(a) Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.

(b) Fiscal year-end changed to November 30. Prior to this, the fiscal year ended June 30.

(c)  Total return is not annualized for periods less than one year.

+ For the years ended June 30, 2002, 2001, and 2000, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 1.65%, 1.26% and 1.55%, respectively.

++ The Rights Offering was fully subscribed at a subscription price of $4.34 for 5,663,892 shares which equals $24,581,291 in gross proceeds. The Rights Offering had a $(1.06) NAV impact and the $159,614 of expenses associated with the Rights Offering had a $(0.01) NAV impact.

+++  Annualized.

     The information above represents the operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

     As of August 31, 2005, the Fund had a bank line of credit in the amount of $20,000,000 (defined above as the "Bank Debt") of which it had drawn down $20,000,000. The Bank Debt is used for investment and will be repaid entirely in conjunction with the Offering out of the proceeds of the Offering. The following table depicts the outstanding Bank Debt as of August 31, 2005 and end of each fiscal year within the most recent 10 years during which the Fund had the Bank Debt or any other bank debt outstanding.

              Year              Total Amount Outstanding Exclusive      Asset Coverage of Outstanding Bank
                                of Treasury Securities                  Debt
-----------------------------------------------------------------------------------------------------------------
              11/30/2003        $20,000,000                             4.79
              11/30/2004        $18,000,000                             5.80
               8/31/2005        $20,000,000                             5.42

                                    THE FUND

     The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation in October 1972. From its inception, and prior to April 26, 2002, the Fund was named USLife Income Fund, Inc. and was virtually 100% invested in corporate bonds. In January 2002, the Fund's largest shareholder, the Ernest Horejsi Trust No. 1B, succeeded in replacing the Board of Directors with a slate of its nominees. Soon thereafter, in April 2002, shareholders approved changing the Fund's investment objective and corporate name, changing the Fund's classification from diversified to non-diversified and changing or eliminating a number of the Fund's fundamental investment restrictions. Thereafter, the Fund began the process of liquidating its corporate bond portfolio and started investing in common equities consistent with the new investment objective.

     As of August 31, 2005, the Fund had 11,327,784 shares of common stock outstanding. The Fund's common shares are traded on the NYSE under the symbol "BIF." The average weekly trading volume of the Fund's common stock on the NYSE during the period from August 1, 2005 through August 31, 2005 was 14,043 shares. As of August 31, 2005, the total net assets of the Fund, including leverage, were approximately $108.4 million.

     The following provides information about the Fund's outstanding shares as of August 31, 2005:

                                                                       Amount held by
                                                                        the Fund or for
                                                          Amount              its               Amount
         Title of Class                                 Authorized          Account          Outstanding

         Common Shares..........................       250,000,000             0              11,327,784
         AMPS...................................            0                  0                  0


                                 USE OF PROCEEDS

     The net proceeds of the Offering will be approximately $24,555,000 after payment of offering expenses and sales load estimated to be $445,000. Approximately $20,000,000 of the net proceeds will be used to redeem the Bank Debt (which has an interest rate of 4.64% and matures on demand), with the balance being invested in accordance with the Fund's investment objective and policies as soon as practicable. The Fund anticipates that it will be able to invest substantially all of such net proceeds within approximately three months after completion of this offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

                           CAPITALIZATION (UNAUDITED)

     The Fund's Charter authorizes the issuance of 250,000,000 shares of common stock, par value $0.01 per share. The Board has authorized the reclassification of up to 10,000 of these shares in one or more series of preferred stock designated as AMPS, of which 1,000 will be reclassified as AMPS and issued in connection with this Offering. In 2002, Fund shareholders approved an amendment to the Fund's Charter which authorizes the Board, without shareholder approval, to increase the Fund's authorized capital. Pursuant to such amendment, and in connection with a rights offering in 2002, the Board resolved to increase the authorized capital of the Fund to its current level.

     The following table sets forth the capitalization of the Fund as of August 31, 2005, and as adjusted to give effect to the issuance of the AMPS offered hereby assuming the Fund issues 1,000 of the AMPS representing approximately 22.1% of the Fund's total assets (including estimated offering expenses of $195,000 and a sales load of $250 per AMPS). The common shareholders' paid in capital is charged with the cost of issuance of the AMPS.


Title of Class                                              Actual                 As Adjusted
---------------------                                       --------------         ---------------
AMPS, $0.01 par value, $25,000 stated value per share,
at liquidation value, including dividends payable;
no shares issued; 1,000 shares issued,
as adjusted                                                           $0            $25,000,000

Shareholder's Equity:
   Common shares, $0.01 par value per share;
   249,999,000 shares authorized, 11,327,784 shares
   outstanding (1)                                              $113,278               $113,278

   Undistributed net investment income                          $818,105               $818,105

   Accumulated net realized gain/loss on investments         $(8,023,999)           $(8,023,999)

   Net unrealized appreciation/depreciation on
   investments                                                $13,168,217           $13,168,217

   Paid in Capital in excess of par value of
   common shares                                              $82,326,370           $81,917,370

   Net assets attributable to common shares                   $88,437,971           $87,992,971

   Net assets, plus liquidation preferences of AMPS           $88,437,971          $112,992,971

-----------------------
(1) None of these outstanding shares are held by or for the account of the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

     The Fund's investment objective is total return. The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, REITs and closed-end RICs. The Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in foreign currency. The Fund has no restrictions on its ability to invest in foreign securities. The Fund is concentrated in REITs which means it must invest more than 25% of its total assets in REITs and companies in the real estate industry. No assurance can be given that the Fund will achieve its investment objective.

Investment Policies

     The Fund is a "non-diversified" investment company, as defined in the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. However, pursuant to the requirements of Subchapter M of the Code, (A) not more than 25% of the Fund's total assets may be invested in securities of any one issuer (other than U.S. government securities and RICs) or of any two or more issuers controlled by the

Fund which may be deemed to be engaged in the same, similar or related trades or businesses, and (B) with respect to 50% of the total value of the Fund's portfolio, (i) the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer (other than U.S. government securities and RICs), and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and RICs). The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuation in the value of large Fund holdings.

     As a matter of investment policy, the Fund is concentrated in REITs, which means it must, under normal market conditions, invest more than 25% of its total assets in REITs or companies in the real estate industry. The Fund must obtain shareholder approval prior to changing this policy. The portion of the Fund's assets invested in REITs and such other companies will vary based on market conditions, but it is not expected to exceed 50% of total assets. As of August 31, 2005, 29.6% of the Fund's total assets were invested in REITs. Although the Fund can invest in REITs of any size, it currently intends to invest in REITs with market capitalizations of greater than $500 million. Although the Fund generally invests in U.S. REITs, such companies may invest directly or indirectly in non-U.S. properties, and the Fund may make direct investments in foreign REITs. The Fund presently owns one foreign REIT security.

     Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks, primarily domestic common stocks and secondarily in foreign common stocks denominated in foreign currencies. The Fund's investments in commons stocks may include, but is not limited to, RICs whose objective is income, REITs, and other dividend-paying common stocks. Under the 1940 Act, the Fund must limit to 10% the portion of its assets invested in RICs, and under Subchapter M, no single investment can exceed 25% of the Fund's total assets at the time of purchase. These percentage limitations are calculated at the time of investment, and the Fund is not required to dispose of assets if holdings increase above these levels due to appreciation. As of August 31, 2005, none of the Fund's assets were invested in RICs, and 23.8% of the Fund's total assets were invested in Berkshire Hathaway, Inc. Class A shares. The Fund has no restrictions on its ability to invest in foreign securities. As of August 31, 2005, 15.9% of the Fund's total assets were invested in foreign securities.

     The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities (including bonds, U.S. government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations), cash equivalents and income-producing common stocks. Under normal circumstances, the Fund will not have more than 10% of its assets in cash or cash equivalents. The Fund may, for temporary defensive purposes, allocate a higher portion of its assets to cash and cash equivalents. For this purpose, cash equivalents consist of, but are not limited to, short-term (less than twelve months to maturity) U.S. government securities, certificates of deposit and other bank obligations, investment grade corporate bonds other debt instruments and repurchase agreements.

     The Fund is also subject to the following fundamental policies, which may only be changed with shareholder approval. The Fund may not:

     1.   Issue any senior securities except as permitted under the 1940 Act.

     2. Invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets; provided that this limitation will not apply to REITs or related companies in the same industry as REITs.

     3. Participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may, to the extent permitted by rules, regulations or orders of the Securities and Exchange Commission, combine orders with others for the purchases and sales of securities in order to achieve the best overall execution.

     4. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

     5. Purchase or sell real estate, except that the Fund may purchase or sell interests in REITs and securities secured by real estate or interests therein issued by companies owning real estate or interests therein.

     6.   Purchase or sell commodities or commodity contracts.

     7.   Make loans other than  through  the  purchase  of debt  securities  in
          private  placements  and  the  loaning  of  portfolio   securities.

     8. Borrow money in an amount exceeding the maximum permitted under the 1940 Act.

     9. Underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter in selling a portfolio security which may require registration under the Securities Act of 1933, as amended (the "Securities Act").

     10. Invest more than 30% of the value of its total assets in securities which have been acquired through private placements.

     11. Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Fund or its investment advisers who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     12. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowing and to the extent related to transactions in which the Fund is authorized to engage.

     Except for the Fund's investment objective, industry concentration and fundamental investment restrictions as described in this prospectus and in the Statement of Additional Information, the percentage limitations and investment policies set forth in this prospectus can be changed by the Board without shareholder approval.

Other  Investment  Techniques

     The Fund may engage in other types of transactions, including, but not limited to, investment in restricted and illiquid securities, repurchase agreements, when-issued and forward commitment transactions, borrowing, securities lending and other transactions. For a description of such types of transactions, see "Investment Policies and Techniques" and "Other Investment Policies and Techniques" in the Statement of Additional Information.

                              INVESTMENT PHILOSOPHY

Common  Stocks

     With respect to the Fund's common stock portfolio (other than common stocks purchased primarily for their income-producing potential), the Advisers use an "intrinsic value" approach to selecting and managing the Fund's assets. The Advisers define intrinsic value as the discounted value of the cash that can be taken out of a business during its remaining life. Accordingly, in their securities selection process, the Advisers put primary emphasis on analysis of balance sheets, cash flows, the quality of management and its ability to efficiently and effectively allocate capital, various internal returns which indicate profitability, and the relationships that these factors have to the price of a given security. The intrinsic value approach is based on the belief that the securities of certain companies may sell at a discount from the Advisers' estimate of such companies' "intrinsic value". The Advisers will attempt to identify and invest in such securities, with the expectation that such value discount will narrow over time and thus provide capital appreciation for the Fund. When the Fund makes an investment in common stock of an issuer, it will likely make a significant investment and typically hold such stock for a long period of time. Over time, the Fund believes that value investing produces superior total returns.

Fixed Income Investments

     In seeking its total return objective, the Fund may invest a portion of its assets in U.S. government securities, preferred stocks, bonds and other income producing securities. In selecting such investments, the Advisers consider, among other things, current yield, liquidity, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on debt to equity and debt coverage ratios.

Bonds

     Prior to April 26, 2002, the Fund was called USLIFE Income Fund, Inc. and was virtually 100% invested in corporate bonds. Since the Fund changed its investment objective on April 26, 2002, the Advisers have liquidated all of the Fund's bond portfolio.

                               PORTFOLIO CONTENTS

     At any given time, the Fund has some or all of the types of investments described below. Under normal market conditions, the Fund invests primarily in a portfolio of common stocks and income producing securities such as stocks of REITs, RICs and utilities, bonds and preferred stocks.

Common  Stocks

     The Fund may invest all or any portion of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Upon liquidation, holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid.

     In selecting common stocks for investment, the Fund expects to focus primarily on U.S.-based companies, although the Fund is permitted to invest in companies outside the U.S. Generally, target companies have consistent high returns on equity, while using modest amounts of debt relative to their industries. The Fund seeks investments in businesses the Advisers understand which have fairly predictable and improving future earnings, and most importantly, are reasonably priced relative to the businesses' earnings and anticipated growth in earnings. The Fund does not focus its investments in "large-cap", "mid-cap" or "small-cap" companies since the Advisers believe it would be unwise to impose such investment limitations.

Real Estate  Investment Trusts (REITs)

     As a matter of investment policy, the Fund is concentrated in REITs, which means it will, under normal market conditions, invest more than 25% of its total assets in REITs or companies in the real estate industry. The Fund must obtain shareholder approval prior to changing this policy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unit-holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unit-holders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs. The Fund invests in REITs primarily for income.

     The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit-holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Registered  Investment Companies (RICs)

     The Fund is permitted to invest up to 10% of its assets in securities issued by RICs. The common stock of closed-end RICs can trade at a substantial discount to the underlying net asset value of the RIC, and the Fund may, from time to time, invest in common stocks issued by RICs when they are trading at discounts or when the Advisers otherwise deem market conditions appropriate. The Fund intends to normally invest in RICs that pay dividends. RICs that pay regular dividends typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. To the extent that the Fund invests in RICs, the Fund's shareholders will incur expenses with respect to both the Fund and that portion of the Fund's assets invested in other RICs. However, as common stocks of closed-end RICs can trade at substantial discounts to their underlying net asset values, the Advisers may deem the "double" expense to have minimal impact when compared to the discount at which the Fund may buy their shares. The net asset value and market value of common stock issued by RICs will fluctuate with the value of the underlying assets. The Fund may invest in the auction market preferred stock of other closed-end funds primarily as a means of investing the Fund's cash for the short-term in higher yielding alternatives to repurchase agreements or US treasury securities. The Fund will consider investing cash in these instruments, and other short-term money market type alternatives, when the yield spread is adequately attractive over repurchase agreements and US treasuries. The Fund generally will invest in auction market preferred stocks that are rated AAA although it may invest in lower rated securities from time to time.

Preferred Stocks

     The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred securities are equity securities, they may be more susceptible to risks traditionally associated with equity investments than fixed income securities. Unlike common stock, preferred securities typically do not have voting rights.

     Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates. Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

     Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

     The Fund may, from time to time, invest in preferred securities that are rated, or whose issuer's senior debt is rated, investment grade by Moody's and Standard & Poor's ("S&P") at the time of investment, although the Fund is not limited to investments in investment grade preferred securities. In addition, the Fund may acquire unrated issues that the Advisers deem to be comparable in quality to rated issues in which the Fund is authorized to invest.

Money Market Instruments

     Under normal conditions, the Fund may hold up to 10% of its assets in cash or money market instruments. The Fund intends to invest in money market instruments pending investments in common stocks, to serve as collateral in connection with certain investment techniques, and to hold as a reserve pending the payment of dividends to investors. When the Advisers believe that economic circumstances warrant a temporary defensive posture, the Fund may invest without limitation in short-term money market instruments.

     Money market instruments that the Fund may acquire usually will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, or securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include: Government Securities (as defined below); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody's or A-1 by S&P ; and repurchase agreements.

Repurchase Agreements

     The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards established by the Board. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer term nature.

Government  Securities

     The Fund may invest in government securities that include direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities ("Government Securities"). Included among direct obligations of the United States are treasury bills, treasury notes and treasury bonds, which differ principally in terms of their maturities and are supported by the full faith and credit of the U.S. government. Securities issued by U.S.

government agencies and instrumentalities include other securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds). No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

Zero Coupon  Securities

     The Fund may invest up to 10% of its total assets in zero coupon securities issued by the U.S. government, its agencies or instrumentalities, as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

     Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Lending of Securities

     The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed 33-1/3% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

     By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Fund's right to vote the securities.

Portfolio  Turnover

     Although the Advisers are not restricted with respect to portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will be less than 50% excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. For the fiscal years ended November 30, 2003 and November 30, 2004, the Fund's portfolio turnover rates were 40% and 33%, respectively.

                                  RISK FACTORS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.

Leverage  Risk

     The Fund expects to use financial leverage on an ongoing basis for investment purposes. Taking into account the AMPS being offered in this prospectus, and the retirement of the Bank Debt with the proceeds of the AMPS, the amount of leverage would, as of August 31, 2005, represent approximately 22.1% of the Fund's total assets. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the Fund and the value of assets serving as asset coverage for the AMPS.

     Because the fees paid to the Advisers and FAS will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value of the common shares plus the liquidation preference of the AMPS), the fee will be higher when leverage is utilized, giving the Advisers an incentive to utilize leverage.

Interest Rate Risk

     The AMPS pay dividends based on shorter-term interest rates. The Fund presently has invested the proceeds of the Bank Debt in REITs and other dividend paying and income producing securities (defined above as "Income Producing Securities") and anticipates continuing to do so in order to generate sufficient income to pay interest on the AMPS when due. The dividends and rates paid by the Income Producing Securities can be expected to fluctuate. If short-term interest rates rise, dividend rates on the AMPS will also rise since the auction setting the dividends on AMPS will compete for investors with other short-term instruments. A significant increased dividend rate on the AMPS could result in the Fund under-earning its AMPS dividend, which would lead to the AMPS shareholders receiving a return of capital, assuming there are no capital gains to be paid out. Similarly, if the rating agencies lower the rating assigned to the AMPS, the dividend rate on the AMPS will likely increase. The Fund may pay dividends and make other distributions only from legally available funds and must pay all its expenses before it can pay any dividends, including any AMPS dividends.

Auction  Risk

     The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of AMPS, which could also affect the liquidation of your investment. See "Description of AMPS" and "The Auction - Auction Procedures."

     As noted above, if there are more auction rate securities offered for sale than there are buyers for those auction rate securities in any auction, the auction will fail and you may not be able to sell some or all of your auction rate securities at that time. The relative buying and selling interest of market participants in your auction rate securities and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

Secondary  Market Risk

     If you try to sell your AMPS between auctions you may not be able to sell any or all of your AMPS or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Fund has designated a special dividend period (a rate period of more than twenty-eight days), changes in interest rates could affect the price you would receive if you sold your AMPS in the secondary market. You may transfer AMPS outside of auctions only to or through a Broker-Dealer that has entered into a Broker-Dealer Agreement, or other persons as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer that has entered into a Broker-Dealer Agreement with the Auction Agent, that person will not be able to submit bids at auctions with respect to the AMPS. Broker-Dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem AMPS either if an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS will not be listed on a stock exchange or the Nasdaq National Market. If you sell your AMPS to a Broker-Dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction. In addition, a Broker-Dealer may, in its own discretion, decide to sell the AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the AMPS.

Securities and Exchange Commission Inquiries

     Merrill Lynch has advised the Fund that it and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, Merrill Lynch conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the staff's request, Merrill Lynch is engaging in discussions with the staff that may lead to a resolution of its inquiry. Neither Merrill Lynch nor the Fund can predict how such a resolution may affect the market for the AMPS or the auctions.

Ratings and Asset  Coverage  Risk

     While it is expected that Moody's will assign a rating of Aaa to the AMPS and Fitch will assign a rating of AAA to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or Fitch could downgrade its rating of the AMPS or withdraw its rating of the AMPS at any time, which may make your shares less liquid at an auction or in the secondary market and may materially and adversely affect the value of the AMPS if sold outside an auction. Moody's and Fitch are not required to provide prior notice of a decision to downgrade the AMPS or to withdraw their rating. If Moody's or Fitch downgrades the AMPS, the Fund may alter its portfolio or redeem AMPS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of AMPS
- Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem, at a time that is not favorable to the Fund or its shareholders, a sufficient number of AMPS in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem AMPS at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem AMPS under certain circumstances in order to meet asset maintenance tests. While a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of AMPS voting as a separate class as discussed under "Description of AMPS - Voting Rights," a sale of substantially all the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem AMPS, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of AMPS - Rating Agency Guidelines and Asset
Coverage." See "Description of AMPS - Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

Restrictions on Dividends and Other Distributions

     Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and AMPS, by the 1940 Act, Maryland law and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a RIC for federal income tax purposes. While the Fund may redeem AMPS to enable the Fund to distribute its income as required to maintain its qualification as a RIC under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Federal Income Tax Matters."

General  Risks  of  Investing  in the  Fund

     The Fund is not a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

     Non-Diversified Status Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws. See "Federal Income Tax Matters."

     Investments in Common Stocks. The Fund expects to invest, under normal market conditions, in excess of 80% of its assets in publicly traded common stocks. Common stocks generally have greater risk exposure and reward potential over time than bonds. The volatility of common stock prices has historically been greater than bonds, and as the Fund invests primarily in common stocks, the Fund's net asset value may also be volatile. Further, because the time horizon for the Fund's investments in common stock is longer, the time necessary for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

     Reinvestment Risk. Income from the Fund's portfolio will decline if the Fund invests the income from or proceeds from the sale of its Income Producing Securities into lower yielding instruments or Income Producing Securities with a lower spread over the base lending rate. A decline in income could affect the Fund's ability to pay dividends on the AMPS.

     Concentration Risk. The Fund is classified as "non-diversified" under the 1940 Act, which means it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuation in the value of large Fund holdings.

     Investments in REITs. As a matter of investment policy, the Fund is concentrated in REITs, which means, under normal market conditions, it must maintain over 25% of its investments in REITs and other companies in the real estate industry. The Fund must obtain shareholder approval prior to changing this policy, thus limiting its flexibility to liquidate REITs in the future should market conditions warrant. Since the Fund concentrates its assets in the real estate industry, the Fund's performance will be generally linked to performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of poor management or the failure of borrowers to pay their loans. Many REITs utilize leverage which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. The dividend income paid out by the REIT may be reduced or eliminated, depending on the income produced by the underlying properties owned by the REITs. In the normal course of business, REITs face risks that are either non-financial or non-quantifiable. These risks principally include credit risk as well as legal risk. Because most REITs are typically financed with debt instruments, they are also interest rate sensitive. In addition, there are risks associated with particular sectors of real estate investments (e.g., retail, office, hotel, healthcare and multifamily properties), although the Fund does not intend to focus on any particular sector of real estate investments.

     Investments in Berkshire Hathaway. The Fund presently has invested a significant percentage of its portfolio in low-dividend or non-dividend paying common stocks such as Berkshire Hathaway, Inc. (NYSE: BRK) ("Berkshire"). As of August 31, 2005, the Fund held 310 Berkshire Class A shares, representing 23.8% of the Fund's total assets. The Advisers do not currently intend to liquidate any portion of the Fund's position in Berkshire. Although not an insurance company itself, Berkshire owns Geico Insurance and General Re Insurance, and therefore derives a significant portion of its income, and its value, from these two insurance companies. The insurance business can be significantly affected by interest rates as well as price competition within the industry. In addition, an insurance company may experience significant changes in its year to year operating performance based both on claims paid and on performance of invested assets. Insurance companies can also be affected by government regulations and tax laws, which may change from time to time. A significant decline in the market price of Berkshire or any other company in which the Fund has made a significant common stock investment (i) would result in a significant decline in the Fund's net asset value, (ii) may result in a proportionate decline in the market price of the Fund's common shares, and (iii) may result in greater risk and market fluctuation than a fund that has a more diversified portfolio.

     Leveraging. The Fund is currently leveraged with the Bank Debt which will be replaced with leverage from the AMPS. Use of leverage may have a number of adverse effects on the Fund and its shareholders including: (i) leverage may magnify market fluctuations in the Fund's underlying holdings thus causing a disproportionate change in the Fund's net asset value; (ii) the Fund's cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to shareholders and generally making the Fund's total return to such shareholders more volatile; (iii) the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock it has issued when it may be disadvantageous to do so; (iv) leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for the holders of the Fund's common stock to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes; and (v) the Fund may be forced to redeem some or all of the AMPS at inopportune times due to a decline in market value of Fund investments.

     Discounts from Net Asset Value. Common stock of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a "discount"). The possibility that the Fund's shares will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

     Size of the Fund. As of August 31, 2005, the Fund had total net assets of approximately $108.4 million, including $20 million in leverage. As a fund with a relatively small asset base, the Fund may be subject to certain operational inefficiencies including: higher expense ratio, less coverage by analysts and the marketplace in general which can contribute to a less active trading market for the Fund's shares and consequently a wider discount, more limited ability to attract new investors and/or take advantage of investment opportunities and less ability to take advantage of lower transaction costs available to larger investors.

     Repurchase of the Fund's Common Stock. The Fund is authorized to repurchase its common shares on the open market when the shares are trading at a discount from net asset value as determined by the Board from time to time. The acquisition of common shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, the acquisition of common shares by the Fund may require the Fund to redeem the AMPS in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of common shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund.

     Dependence on Key Personnel. The Advisers are dependent upon the expertise of Stewart Horejsi in providing advisory services with respect to the Fund's investments. If the Advisers were to lose the services of Mr. Horejsi, their ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Horejsi in the event of his death, resignation, retirement or inability to act on behalf of the Advisers.

     Issuer Risk. The value of the Fund's portfolio may decline for a number of reasons which directly relate to the issuers of the securities in the portfolio, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline.

     Repurchase Agreements. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     Foreign Securities Risk. The Fund may invest without limit in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include:

          o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

          o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Advisers may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable.

          o Currency exchange rates or controls may adversely affect the value of the Fund's investments.

          o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

          o Withholdings and other non-U.S. taxes may decrease the Fund's return.

     Currency Risk. The Fund currently holds investments in foreign securities and thus a portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. The Fund does not currently hedge against the potential decline in value of foreign currencies against the U.S. dollar and does not foresee hedging currency risk in the future, though it is not precluded from doing so.

     Sovereign Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt") involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     Liquidity Risk. Although the Fund invests primarily in securities traded on national exchanges, it may invest in less liquid assets from time to time that are not readily marketable and may be subject to restrictions on resale. Illiquid securities may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale, although it may not invest more than 30% of the value of its total assets in securities which have been acquired through private placement. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices.

     Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the AMPS.

     Anti-Takeover Provisions Risk. The Fund's Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Accordingly, the Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisers. There are currently five directors of the Fund, one of whom is an "interested person" of the Fund (as defined in the 1940 Act).

Information about Directors and Officers

     Set forth in the following table is certain information about each Director of the Fund, including his address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years:

-------------------------- ------------------------- --------------------------------------------- ----------------
Name, Address*, Age        Position, Length of       Principal Occupation(s) and Other             Number of
                           Term Served, and Term     Directorships Held During the Past Five       Funds in Fund
                           of Office**               Years                                         Complex
                                                                                                   Overseen by
                                                                                                   Director+
-------------------------- ------------------------- --------------------------------------------- ----------------
Independent Directors

Joel W. Looney,            Director of the Fund      Partner, Financial Management Group, LLC      2
Chairman                   since January, 2002.      (investment adviser), since July 1999; CFO,
Age:  43                   Chairman of the Board     Bethany College, 1995-1999; Director,
                           of the Fund since         Boulder Total Return Fund, Inc., since
                           October 2004.             January 2001; Director and Chairman of the
                                                     Board, First Financial Fund, Inc., since
                                                     August 2003.

Alfred G. Aldridge, Jr.    Director of the Fund      Executive Vice President, Business            2
Brig. Gen. (Retired)       since January 2002.       Development Specialists (sales and
Cal. Air National Guard                              marketing consulting) since 2004; Sales
Age: 67                                              Manager, Shamrock Foods Company,1982-2002;
                                                     Director, Arizona Sports Foundation, since
                                                     1997;  Director, Boulder Total Return Fund,
                                                     Inc., since 1999; Director, Maricopa Youth
                                                     Assistance Foundation, since 2004.

Richard I. Barr            Director of the Fund      Retired; Manager, Advantage Sales and         2
Age:  67                   since January 2002.       Marketing, Inc. (food brokerage),
                                                     1963-2001; Director, Boulder Total Return
                                                     Fund, Inc., since 1999 and Chairman of the
                                                     Board since 2003; Director, First Financial
                                                     Fund, Inc., since 2001.

Dennis R. Causier***       Director of the Fund      Retired; Managing Director and Chairman,      1
Age:  57                   since October 2004.       P.S. Group PLC (engineering and
                                                     construction), 1966-2001; Owner,
                                                     Professional Yacht Management Services
                                                     (yacht management) 2002-present; Director,
                                                     First Financial Fund, Inc., since October,
                                                     2004.
-------------------------- ------------------------- --------------------------------------------- ----------------
Interested Director
-------------------------- ------------------------- --------------------------------------------- ----------------
John S. Horejsi++          Director of the Fund      Director of Horejsi Charitable Foundation     1
Age: 38                    since May 2004.           (a private charitable foundation), since
                                                     1997.

* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Growth & Income Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Each Director's current term expires at the annual meeting of shareholders in 2006.

*** Mr. Causier is a British citizen and a resident of Spain and substantially all of his assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to (i) the enforceability in Spain of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States, (ii) whether the Spanish courts would enforce judgments of United States courts obtained in actions against Mr. Causier predicated upon the civil liability provisions of the federal securities laws, or (iii) whether Spanish courts would enforce, in an original action, liabilities against Mr. Causier predicated solely on federal securities laws. Mr. Causier has appointed the Secretary of the Fund (presently Stephanie Kelley in Boulder, Colorado) as his agent for service of process in any legal action in the United States, thus subjecting him to the jurisdiction of the United States courts.

+ The "fund complex" consists of the Fund and Boulder Total Return Fund, Inc. which is also managed by the Advisers.

++ Mr. Horejsi is an "interested person" of the Fund by virtue of his relationship with Stewart Horejsi, the Fund's primary portfolio manager and an employee of BIA and SIA.

     Messrs. Looney, Barr and Causier also serve as directors of First Financial Fund, Inc., an investment company acknowledged to be under common control with the Advisers. From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the Fund's largest shareholder, the Ernest Horejsi Trust No. 1B
(the "EH Trust"). The address for the EH Trust is 3601 C Street, Suite 600, Anchorage, Alaska 99503.

     The EH Trust holds 20.8% of the Fund's outstanding shares and is the Fund's largest shareholder. The EH Trust has asserted, and the Fund has acknowledged, that the EH Trust is a "control person" as contemplated by the 1940 Act. The sole trustees of the EH Trust are Badlands Trust Company, LLC ("Badlands"), Larry Dunlap and Susan Ciciora, Stewart Horejsi's daughter (collectively, the "EH Trustees"). The EH Trustees may also be deemed to be control persons by virtue of their trusteeship with the EH Trust. The EH Trustees disclaim any such control relationship. The Stewart R. Horejsi Trust No. 2A (the "SRH Trust"), an irrevocable grantor trust established by Stewart Horejsi for the benefit of his issue, is the sole equity owner of Badlands and may be deemed indirectly to be a control person by virtue of its ownership of Badlands. The SRH Trust disclaims any such control relationship.

     As discussed above, the EH Trust owns 20.8% of the Fund's common shares, is a "control person" as contemplated under the 1940 Act and is affiliated with entities who own the Advisers and FAS (i.e., the Horejsi Affiliates). As a large shareholder, EH Trust is able to significantly influence any matters upon which the holders of common stock may vote, including the election of the Fund's directors and any change in the Fund's investment adviser. Since all members of the Board are elected annually, the EH Trust may be able to effect a change of control with respect to the entire Board in a single election. Similarly, several of the Fund's corporate governance provisions grant shareholders voting power or decrease the voting requirement necessary to take certain actions. As a large shareholder, the EH Trust will have greater influence over the adoption or failure of certain corporate actions requiring a vote of the Fund's shareholders. In particular, the EH Trust would have a greater influence in compelling a special meeting with the support of only a small percentage of other non-Horejsi shareholders. Nonetheless, since most of the other actions under the Fund's corporate governance provisions require the support of either a majority or two-thirds of outstanding shares for a future change, the EH Trust cannot effect any such change without the support of a substantial number of non-Horejsi shareholders. However, in these instances, where an action requires a majority or two-thirds voting approval, the EH Trust may have an effective veto.

     Together with other trusts and entities affiliated with the Horejsi family (more particularly defined below as the "Horejsi Affiliates"), the EH Trust has asserted control with respect to two other investment companies, Boulder Total Return Fund, Inc. ("BTF") and First Financial Fund, Inc. ("FF"). As discussed below, the Horejsi Affiliates also own the Advisers and FAS, the Fund's co-administrator. The following table shows security ownership by the Independent Directors with respect to BTF and FF as of August 31, 2005.


                                                              Aggregate Dollar Range of Equity
                            Dollar Range of Equity Securities          Securities in the
                                     in the Fund (1)                 Fund, BTF and FF (1)
                                    ---------------                 ------------------------
Alfred G. Aldridge, Jr.            $10,001 to $ 50,000                 $50,001 to $100,000
Richard I. Barr                    $50,001 to $100,000                    Over $100,000
Joel W. Looney                     $10,001 to $ 50,000                    Over $100,000
Dennis R. Causier                  $10,001 to $ 50,000                 $50,001 to $100,000

---------------------
(1)  Based on closing prices on August 31, 2005.


     Direct ownership of the Fund's common shares by all officers and directors of the Fund is less than one percent. John Horejsi, an interested director of the Fund, is a discretionary beneficiary of the EH Trust and may be deemed to have indirect beneficial ownership of the common stock held by the EH Trust. Mr. Horejsi disclaims all such beneficial ownership. Mr. Horejsi does not directly own any shares of the Fund. Stephen Miller, the Fund's president, is an officer and director of Badlands and may be deemed to have in direct beneficial ownership of the common shares held by the EH Trust. However, because two of the EH Trustees are required in order for the EH Trust to vote or exercise dispositive authority with respect to shares owned by the EH Trust, Mr. Miller disclaims beneficial ownership of such shares.

     The names of the officers of the Fund and certain additional information are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 26, 2005. Each officer will hold such office until a successor has been elected by the Board.

------------------------------ -------------------------- ----------------------------------------------------------
                               Position, Length of Term
Name, Address, Age             Served, and Term of        Principal Occupation(s) and Other Directorships Held
                               Office                     During the Past Five Years
------------------------------ -------------------------- ----------------------------------------------------------
Stephen C. Miller              President of the Fund      President of and General Counsel for BIA, since 1999;
1680 38th Street,              since January 2002 and     Manager, FAS, since 1999; Vice President of SIA, since
Suite 800                      Director from January      1998; Director and President of Boulder Total Return
Boulder, CO 80301              2002 through October       Fund, Inc., since 1999 (resigned as Director in 2004);
Age:  53                       2004.  Appointed           Director and President of First Financial Fund, Inc.
                               annually.                  since 2003 (resigned as Director and Chairman in 2004);
                                                          President and General Counsel, Horejsi, Inc. (liquidated in 1999);
                                                          General Counsel, Brown Welding Supply, LLC (sold in 1999);
                                                          officer of various other entities affiliated with the
                                                          Horejsi family; Of Counsel, Krassa & Miller, LLC since
                                                          1991.

Carl D. Johns                  Chief Financial Officer,   Vice President and Treasurer of BIA and Assistant
1680 38th Street,              Chief Accounting           Manager of FAS, since April, 1999; Vice President, Chief
Suite 800                      Officer, Vice President    Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80301              and Treasurer since        Total Return Fund, Inc., since 1999 and First Financial
Age: 42                        January 2002.  Appointed   Fund, Inc., since August 2003.
                               annually.

Stephanie J. Kelley            Secretary since January    Secretary, Boulder Total Return Fund, Inc., since
1680 38th Street,              2002.  Appointed           October 2000 and First Financial Fund, Inc., since
Suite 800                      annually.                  August 2003; Assistant Secretary and Assistant Treasurer
Boulder, CO 80301                                         of various other entities affiliated with the Horejsi
Age:  48                                                  family; Employee, FAS, since March 1999.

Nicole L. Murphey              Assistant Secretary        Assistant Secretary, Boulder Total Return Fund, Inc.,
1680 38th Street,              since January 2002.        since October 2000 and First Financial Fund, Inc. since
Suite 800                      Appointed annually.        August 2003; Employee, FAS, since July 1999.
Boulder, CO 80301
Age:  28

Candace Cavalier               Assistant Secretary        Assistant Secretary, Boulder Total Return Fund, Inc. and
200 Clarendon Street           since April 2005.          First Financial Fund, Inc. since January 2005; Associate
Boston, MA 02116               Appointed annually         Counsel, Investors Bank & Trust Company, since March
Age: 33                                                   2004; Consultant at Deutsche Asset Management from
                                                          September 2002 to September 2003; Associate at
                                                          Hinckley, Allen & Snyder LLP from July 2001 to July 2002;
                                                          Staff Attorney at Securities and Exchange Commission
                                                          from September 1998 to June 2001.

Laura Healy                    Assistant Treasurer        Assistant Treasurer, Boulder Total Return Fund, Inc. and
200 Clarendon Street           since January 2005.        First Financial Fund, Inc. since January 2005; Senior
Boston, MA 02116               Appointed annually.        Director, Investors Bank & Trust Company, since January
Age: 41                                                   2002; Assistant Treasurer at MFS Investment Management
                                                          from December 1996 to January 2002.

Janice Desmond                 Assistant Treasurer        Assistant Treasurer, Boulder Total Return Fund, Inc. and
200 Clarendon Street           since January 2005.        First Financial Fund, Inc. since January 2005; Director,
Boston, MA 02116               Appointed annually.        Investors Bank & Trust Company, since January 2005; Vice
Age: 54                                                   President of Deutsche Asset Management from February
                                                          2001 to January 2005; Assistant Vice President of
                                                          Wellington Asset Management from September 1999 to February 2001.

Information Regarding the Advisers and Other Service Providers

     The Fund is co-advised by BIA and SIA. Since January of 2002, the Advisers have been providing advisory services to the Fund and, since March of 1999, to the Boulder Total Return Fund, Inc. As of August 31, 2005, the Advisers had a total of $456 million in assets under management.

Boulder  Investment  Advisers,  LLC

     BIA was formed on April 8, 1999, as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Together with SIA, BIA serves as the investment co-adviser to two registered closed-end investment companies, the Fund and Boulder Total Return Fund, Inc (together, the "Boulder Funds"). At the present time, BIA has only one other client, also co-advised with SIA, which is an affiliated private foundation, the Horejsi Charitable Foundation. Stewart R. Horejsi is an employee of and investment manager for both Advisers and has extensive experience managing common stocks for the Fund as well as for the various other trusts and entities affiliated with the Horejsi family (the "Horejsi Affiliates"). The members of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company, located at 1680 38th Street, Suite 800, Boulder, Colorado 80301 and the Lola Brown Trust No. 1B, an irrevocable Alaska domiciled trust, whose address is c/o Badlands Trust Company, LLC, 3601 C Street, Suite 600, Anchorage, Alaska 99503 (the "Members"). The Members each hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act). Both Mr. Horejsi and John S. Horejsi, Mr. Horejsi's son and one of the Fund's "interested" directors, are discretionary beneficiaries under the Lola Brown Trust No. 1B as well as under other Horejsi family affiliated trusts which own Evergreen Atlantic, LLC. Accordingly, as a result of this relationship, both Stewart R. Horejsi and John S. Horejsi may directly or indirectly benefit from the relationship between the Fund and BIA.

Stewart  Investment  Advisers

     SIA is a Barbados international business company, incorporated on November 12, 1996. As discussed above, SIA, together with BIA, serves as the investment co-adviser to the Boulder Funds and the Horejsi Charitable Foundation, which presently are SIA's only clients. SIA is wholly owned by the Stewart West Indies Trust, an irrevocable trust domiciled in Alaska, established by Stewart Horejsi in 1996 primarily to benefit his issue (the "West Indies Trust"). The West Indies Trust's address is c/o Badlands Trust Company, LLC, 3601 C Street, Suite 600, Anchorage, Alaska 99503. Mr. Horejsi is not a beneficiary under the West Indies Trust. However, John S. Horejsi, Mr. Horejsi's son and the Fund's "interested" director, is a discretionary beneficiary under the West Indies Trust and thus, as a result of this relationship, may directly or indirectly benefit from the relationship between SIA and the Fund.

     SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to (i) the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States, (ii) whether the appropriate foreign courts would enforce judgments of United States courts obtained in actions against SIA predicated upon the civil liability provisions of the federal securities laws, or (iii) whether a Barbados court would enforce, in an original action, liabilities against SIA predicated solely on federal securities laws. Pursuant to the advisory agreement between SIA and the Fund, SIA has appointed the Secretary of the Fund (presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

Portfolio  Managers

     Stewart R. Horejsi is the Fund's primary investment manager and, together with Carl D. Johns, the Fund's Vice President and Treasurer, is responsible for the day-to-day management of the Fund's assets and is primarily responsible for the Fund's asset allocation. Mr. Horejsi is 68 and has been an employee of both BIA and SIA since 2001. Mr. Horejsi has been the President or Manager of various subsidiaries of various Horejsi family affiliates since June 1986, and the investment manager for various Horejsi Affiliates since 1982. He was a director of the Boulder Total Return Fund, Inc. until November, 2001; General Manager of Brown Welding Supply, LLC from 1994 until 1999; and a director of Sunflower Bank from 1982 to 2000. Mr. Horejsi has been the Director and President of the Horejsi Charitable Foundation, Inc. since 1997. He received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

     Carl D. Johns, the Fund's Vice President and Treasurer, is also Vice President and Treasurer for BIA and, together with Mr. Horejsi, is responsible for research, managing the Fund's fixed income portfolio and BIA's day-to-day advisory activities. He has worked for BIA since 1999. Since 1999, he has been Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Boulder Total Return Fund, Inc. Mr. Johns is also the assistant manager of FAS. Prior to joining BIA, Mr. Johns worked at Flaherty and Crumrine,
Incorporated, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Preferred Income Management Fund Incorporated. Mr. Johns received a Bachelors degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters degree in Finance from the University of Colorado in 1991.

     Additional information regarding the portfolio managers' compensation, other accounts managed and ownership of Fund shares is included in the Statement of Additional Information.

The  Investment  Co-Advisory  Agreements

     The Advisers and the Fund are parties to investment co-advisory agreements dated as of April 26, 2002 (the "Advisory Agreements"). Under the terms of the Advisory Agreements, the Advisers provide advisory services regarding asset allocation, manage the investment of the Fund's assets and provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as necessary for the operations of the Fund. The Advisory Agreements provide, among other things, that the Advisers will bear all expenses in connection with the performance of their services under the Advisory Agreements, although the Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of the Advisers; Securities and Exchange Commission fees; state Blue Sky qualification fees; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; and litigation and other extraordinary or non-recurring expenses.

     The Advisory Agreements provide that the Fund shall pay to the Advisers for their services an aggregate monthly fee at the annual rate of 1.25% of the Fund's average monthly net assets (the "Adviser Fee") (including the principal amount of leverage, if any). Under the terms of the Advisory Agreements, the Advisers split the Adviser Fee as determined by the Advisers and approved by the Board from time to time. Presently, the Adviser Fee is split between BIA and SIA 25% and 75%, respectively. Although the Advisers intend to devote such time and effort to the business of the Fund as is reasonably necessary to perform their respective duties to the Fund, the services of the Advisers are not exclusive and the Advisers may provide similar services to other investment companies and other clients and may engage in other activities.

     The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which the agreements relate, although the agreements do not protect or purport to protect the Advisers against any liability to the Fund to which the Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the agreements. Each Advisory Agreement also provides for indemnification by the Fund of the Advisers and their partners, members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

     Each Advisory Agreement will continue in effect without a term so long as its continuation is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any of the Advisory Agreements may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisers on 60 days' written notice by either party to the other. Except as otherwise provided by order of the Securities and Exchange Commission or any rule or provision of the 1940 Act, each of the Advisory Agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

Fund  Administrative  Services,  LLC

     The Fund's co-administrator is Fund Administrative Services, LLC ("FAS" or the "Administrator"). FAS (formerly Boulder Administrative Services, LLC) is a Colorado limited liability company whose principal place of business is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The members of FAS are Lola Brown Trust No. 1B (50%) and Evergreen Atlantic, L.L.C. (50%) (the "Members"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. The officers of FAS are Stephen C. Miller, manager; Carl D. Johns, assistant manager; Laura Rhodenbaugh, secretary/treasurer; and Stephanie Kelley, assistant secretary. Since January 2002, FAS has been providing certain administrative and executive management services to the Fund, including among other things negotiation of service provider contracts, oversight of service providers, maintenance of the Fund's policies and procedures, and provision of compliance, legal and fund accounting services. FAS has also provided such administrative and executive management services to the Boulder Total Return Fund, Inc. since March 1999, and to First Financial Fund, Inc. since August 2003.

     The Fund and FAS are parties to an Administration Agreement dated February 1, 2004 (the "Administration Agreement"). FAS is owned by the Members, who, as indicated above, are also the owners of BIA and are included in the group referred to herein as the Horejsi Affiliates. As discussed above, both Stewart
R. Horejsi and his son John S. Horejsi, the Fund's only "interested" director, are discretionary beneficiaries under the Lola Brown Trust No. 1B, one of the Members of FAS, and under the trusts that own Evergreen Atlantic, LLC, the other Member of FAS.

     Under the Administration Agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly assets over $400 million. Notwithstanding, FAS has agreed to cap the Fund's total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). Accordingly, FAS has agreed to waive a portion of its fee should the total monthly administration expenses exceed 0.30%.

Investors Bank & Trust Company

     Investors Bank & Trust Company ("Investors Bank"), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's co-administrator and custodian. As co-administrator, Investors Bank provides certain services including fund accounting and preparation of materials for Board meetings. Under an administration agreement and custody agreement between the Fund and Investors Bank, the Fund pays Investors Bank a combined monthly fee for both co-administrative and custodian services calculated at an annual rate of 0.058% of the value of the Fund's average monthly net assets up to $300 million and

0.04% on the value of the Fund's average monthly net assets over $300 million, or a minimum monthly fee of $10,500. Presently, because of the level of the Fund's average monthly net assets, the Fund pays the minimum of $10,500 monthly. In addition, Investors Bank receives certain out-of-pocket expenses, transaction fees and certain charges for securities transactions. All customary fees of the custodian are paid by the Fund.

PFPC Inc.

     The transfer agent, dividend disbursing agent and registrar for the common shares of the Fund is PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of the PNC Financial Services Group, Inc. PFPC is located at 4400 Computer Drive, Westborough, MA 01581-5120. As compensation for PFPC's services, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

                               DESCRIPTION OF AMPS

     The following is a brief description of the material terms of the AMPS. For the complete terms of the AMPS, please refer to the detailed description of the AMPS in the Articles Supplementary (Appendix B to the Statement of Additional Information).

General

     The Charter authorizes the Board to cause the Fund to issue shares of preferred stock ("preferred shares") in one or more classes or series with rights as determined by the Board, without the approval of common shareholders. The AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

     The AMPS are preferred shares that entitle their holders to receive dividends when, as and if authorized by the Board and declared by the Fund, out of funds legally available therefor, at a rate per annum that may vary for successive dividend periods. After the initial dividend period, the applicable rate for a particular dividend period for the AMPS will be determined by an auction conducted on the business day before the start of such dividend period. Beneficial owners and potential beneficial owners of AMPS may participate in auctions, although, except in the case of special dividend periods of longer than 91 days, beneficial owners desiring to continue to hold all of their AMPS regardless of the applicable rate resulting from auctions need not participate in order to continue to hold the AMPS. For an explanation of auctions and the method of determining the applicable rate, see "Dividends and Rate Periods" and "The Auction" below.

     The nominee of the Securities Depository is expected to be the sole holder of record of the AMPS. Accordingly, each purchase of AMPS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member (members of DTC that will act on behalf of existing or potential holders of AMPS are referred to herein as "Agent Member"), to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the AMPS.

     The AMPS will rank on parity with any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of AMPS entitles the holder thereof to one vote on matters on which AMPS can be voted. When issued and sold, the AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not declared) and will be fully paid and non-assessable. See "Liquidation." The AMPS, when issued, will be fully paid and non-assessable and have no appraisal, preemptive, conversion or cumulative voting rights. The AMPS will not be convertible into common shares or other shares of the Fund, and the holders thereof will have no preemptive rights. The AMPS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund on any dividend payment date for the AMPS (except during the initial dividend period and during a Non-Call Period) at a redemption price generally equal to $25,000 per share plus accumulated and unpaid dividends. In certain circumstances, the AMPS will be subject to mandatory redemption by the Fund at a redemption price of $25,000 per share plus accumulated and unpaid dividends. See "Redemption."

Dividends and Rate Periods

     General. The following is a general description of dividends and rate periods for the AMPS. The initial rate period for the AMPS will be 29 days and the dividend rate for this period will be 3.85%. Subsequent rate periods will generally be 28 days, and the dividend rate will be determined by auction. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "Designation of Special Rate Periods" below.

     Dividend Payment Dates. Dividends on the AMPS are cumulative and will be payable, when, as and if authorized by the Board and declared by the Fund, out of legally available funds in accordance with the Fund's Charter and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary. If a dividend payment date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

     o the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

     o the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

     o the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

     Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the Auction Agent in same-day funds on each dividend payment date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. Each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

     Calculation of Dividend Payment. The Fund computes the dividends per share payable on the AMPS by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share. Dividends on the AMPS will accumulate from the date of their original issue, which is October 17 , 2005. For each dividend payment period after the initial rate period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum rate described below.

     Determination of Maximum Applicable Rate. The maximum applicable rate for any regular period will be the higher of (as set forth in the table below) the applicable percentage of the Reference Rate or the applicable spread plus the Reference Rate. The Reference Rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable

Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. In the case of a special rate period, the maximum applicable rate is specified by the Fund in a notice of special dividend period and the applicable percentage and applicable spread are determined on the date two business days before the first day of such special dividend period. The applicable percentage or applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and Fitch.

     The "LIBOR Rate," as described in greater detail in the Articles Supplementary, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the AMPS.

     The "Treasury Index Rate," as described in greater detail in the Articles Supplementary, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the AMPS.

                       Applicable Percentage Payment Table
--------------------------------------------------------------------------------
                                               Applicable
             Credit Ratings                    Percentage       Applicable Spread
------------------------------------------     -----------      -----------------
   Moody's              Fitch
------------------------------------------

   Aaa                  AAA                    125%             1.25%
   Aa3 to Aa1           A- to AA+              150%             1.50%
   A3 to A1             A- to A+               200%             2.00%
   Baa3 to Baa1         BBB- to BBB+           250%             2.50%
   Ba1 and lower        BB+ and lower          300%             3.00%

     Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

                       Maximum Applicable
                       Rate Using the       Maximum Applicable      Method Used to
                       Applicable           Rate Using the          Determine the Maximum
   Reference Rate      Percentage           Applicable Spread       Applicable Rate

   1%                  1.25%                2.25%                   Spread
   2%                  2.50%                3.25%                   Spread
   3%                  3.75%                4.25%                   Spread
   4%                  5.00%                5.25%                   Spread
   5%                  6.25%                6.25%                   Either
   6%                  7.50%                7.25%                   Percentage

     The Board may amend the maximum applicable rate to increase the percentage amount by which the Reference Rate described above is multiplied, or to increase the spread added to the Reference Rate, to determine the maximum applicable rate shown without the vote or consent of the holders of AMPS, or any other shareholder of the Fund, but only with confirmation from each rating agency then rating the AMPS that such action will not impair such agency's then-current rating of the AMPS, provided that immediately following any such increase the Fund could meet the Preferred Stock Basic Maintenance Amount test discussed below under "Rating Agency Guidelines and Asset Coverage."

     Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will result in the cancellation of any auction and the dividend rate will be the maximum applicable rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the applicable Reference Rate. The Fund does not intend to establish any reserves for the payment of dividends.

     Restrictions on Dividends and Other Distributions. While any of the AMPS are outstanding, the Fund, except as provided below, may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the Fund may not call for redemption or redeem any of its common shares. However, the Fund is not confined by the above restrictions if:

     o immediately after such transaction, the discounted value of the Fund's portfolio would be equal to or greater than the Preferred Stock Basic Maintenance Amount and the value of the Fund's portfolio would be equal to or greater than the 1940 Act Asset Coverage (see "Rating Agency Guidelines and Asset Coverage" below);

     o full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and

     o the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

     The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the AMPS through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share of AMPS and such other class or series of shares bear to each other.

     Designation of Special Rate Periods. The Fund may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a "notice of special rate period") to the Auction Agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the AMPS will be a number of days as specified in such notice. The Fund may not designate a special rate period unless an auction was held on the immediately preceding business day and sufficient clearing bids were made in that auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS and the Underwriter designated by the Fund, initially Merrill Lynch, must not have objected to declaration of a special rate period. A notice of special rate period also will specify whether the shares of the AMPS will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.

     Non-Payment Period and Late Charge. A "failure to deposit," with respect to the AMPS, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the business day next preceding any dividend payment date for the AMPS in funds available on such dividend payment date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such dividend payment date or (B) on the business day next preceding any redemption date in funds available on such redemption date in the City of New York, New York, the redemption price to be paid on such redemption date after notice of redemption is mailed; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the redemption price in respect of the AMPS when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption. If a failure to deposit occurs but, prior to 12:00 noon, New York City time, on the third business day next succeeding the date on which such failure to deposit occurred, such failure to deposit shall have been cured and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such failure to deposit consisted of the failure to timely pay to the Auction Agent the full amount of dividends with respect to any dividend period, an amount computed by multiplying (x) 300% of the Reference Rate for the dividend period during which such failure to deposit occurs on the dividend payment date for such dividend period by (y) a fraction, the numerator of which shall be the number of days for which such failure to deposit has not been cured (including the day such failure to deposit occurs and excluding the day such failure to deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding AMPS and (2) if such failure to deposit consisted of the failure to timely pay to the Auction Agent the redemption price of the shares, if any, for which notice of redemption has been mailed by the Fund, an amount computed by multiplying (x) 300% of the Reference Rate for the dividend period during which such failure to deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such failure to deposit is not cured (including the day such failure to deposit occurs and excluding the day such failure to deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares to be redeemed, then no auction will be held for the subsequent dividend period thereof and the dividend rate for such subsequent dividend period will be the maximum applicable rate on the auction date for such subsequent dividend period. If any failure to deposit shall have occurred with respect to the AMPS during any dividend period thereof, and, prior to 12:00 noon, New York City time, on the third business day next succeeding the date on which such failure to deposit occurred, such failure to deposit shall not have been cured or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no auction will be held in respect of AMPS for the first subsequent dividend period thereafter (or for any dividend period thereafter to and including the dividend period during which (1) such failure to deposit is cured and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such failure to deposit), in each case no later than 12:00 noon, New York City time, on the fourth business day prior to the end of such dividend period) (a "non-payment period") and the dividend rate for each such subsequent dividend period shall be a rate per annum (the "non-payment period rate") equal to 300% of the applicable Reference Rate, provided that the Board shall have the authority to adjust, modify, alter or change from time to time such initial rate if the Board determines and the rating agencies (or any substitute rating agency) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect the then-current ratings on the AMPS.

Redemption

     Mandatory Redemption. The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Stock Basic Maintenance Amount and (b) the 1940 Act Asset Coverage (at least 200% with respect to senior securities which are equity shares, including AMPS). Eligible portfolio securities for purposes of the Preferred Stock Basic Maintenance Amount will be determined from time to time by the rating agencies then rating the AMPS. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agencies that rate the AMPS, the Fund must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Board specifies out of legally available funds, in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not declared) to (but not including) the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding AMPS. The mandatory redemption will be limited to the number of AMPS necessary, after giving effect to such redemption, in order that the discounted value of the Fund's portfolio equals or exceeds the Preferred Stock Basic Maintenance Amount, and the value of the Fund's portfolio equals or exceeds the 1940 Act Asset Coverage. In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Stock Basic Maintenance Amount or the 1940 Act Asset Coverage, as the case may be, pro rata among the AMPS and any other preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

     Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may, without the consent of the holders of AMPS, redeem AMPS having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. AMPS having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of AMPS by reason of the redemption of AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Stock Basic Maintenance Amount. Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS and all other outstanding preferred shares have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for AMPS made on the same terms to holders of all outstanding preferred shares.

Liquidation

     If the Fund is liquidated, the holders of outstanding AMPS will receive the liquidation preference, plus all accumulated but unpaid dividends, before any payment is made to the holders of common shares. The holders of AMPS will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of AMPS to receive these amounts are subject to the rights of holders of other preferred shares ranking on parity with the AMPS with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Fund.

     For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

     o the sale of all or substantially all the property or business of the Fund;

     o the merger or consolidation of the Fund into or with any other business trust or corporation; or

     o the merger or consolidation of any other business trust or corporation into or with the Fund.

     In addition, none of the foregoing would result in the Fund being required to redeem any AMPS if after such transaction the Fund continued to comply with the rating agency guidelines and asset coverage ratios.

     In determining whether a distribution (other than upon voluntary or involuntary dissolution) by dividend, redemption or other acquisition of shares of stock of the Fund or otherwise is permitted under the Maryland General Corporation Law, amounts that would be needed, if the Fund were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the holders of the AMPS will not be added to the Fund's total liabilities.

Rating Agency  Guidelines and Asset  Coverage

     It is expected that Moody's will assign a rating of Aaa and Fitch will assign a rating of AAA to the AMPS. Securities rated Aaa by Moody's are considered by Moody's as the best quality investment grade securities and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues. Securities rated AAA by Fitch denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     The Fund is required under guidelines of Moody's and Fitch to maintain assets having in the aggregate a discounted value at least equal to the Preferred Stock Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for calculating discounted value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of discounted value. The Moody's and Fitch guidelines also impose certain diversification requirements on the Fund's portfolio. The Moody's and Fitch guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Stock Basic Maintenance Amount is the sum of (a) the aggregate liquidation preference of the AMPS then outstanding, together with the aggregate liquidation preference on any other series of preferred shares (plus redemption premium, if any), and (b) certain accrued and projected dividend and other payment obligations of the Fund.

     The Fund is also required under the 1940 Act to maintain the 1940 Act Asset Coverage. The Fund's 1940 Act Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of August 31, 2005, the 1940 Act Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs (estimated at an aggregate of approximately $445,000) would have been computed as follows:


   Value of Fund assets less liabilities not           $ 112,992,971
        constituting senior securities
----------------------------------------------  =     ----------------------  =   452%
 Senior securities representing indebtedness
    plus liquidation value of the preferred
                   shares                              $  25,000,000


     In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Preferred Stock Basic Maintenance Amount or (b) the 1940 Act Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem preferred shares as described under "Redemption - Mandatory Redemption" above.

     The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the AMPS or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, modify, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event such rating agency is no longer rating the AMPS or the Fund receives written confirmation from Moody's or Fitch, as the case may be, that any such modification, alteration or repeal would not impair the rating then assigned to the AMPS.

     As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and Fitch by the Fund and the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

     The rating agency's guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the AMPS.

Voting  Rights

     Except as otherwise provided in this prospectus or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any other preferred shares as a single class.

     Holders of outstanding preferred shares, including AMPS, voting as a separate class, are entitled to elect two of the Fund's Directors. The remaining Directors are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. The term of Directors elected by holders of preferred stock, such as the AMPS, will terminate automatically upon redemption in full of the preferred stock. If at any time dividends (whether or not earned or declared) on outstanding preferred shares, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including AMPS, is that the number of Directors constituting the Board will automatically increase by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred shares, including AMPS, as described above, would constitute a majority of the Board. The holders of preferred shares, including AMPS, will be entitled to elect that smallest number of additional Directors at a special meeting of shareholders as soon as practicable and at all subsequent meetings at which Directors are to be elected. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including AMPS, the special voting rights stated above will cease, and the terms of office of the additional Directors elected by the holders of preferred shares, including AMPS, will automatically terminate.

     As long as any AMPS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the AMPS outstanding at the time (voting together as a separate class):

          (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of AMPS or any other preferred shares, unless, in the case of preferred shares on a parity with the AMPS, the Fund obtains written confirmation from Moody's (if Moody's is then rating preferred shares), Fitch (if Fitch is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Asset Coverage requirements and the Preferred Stock Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;

          (b) amend, alter or repeal the provisions of the Charter or Articles Supplementary by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers,
     (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Asset Coverage or the Preferred Stock Basic Maintenance Amount; or

          (c) convert the Fund from a closed-end company to an open-end company.

So long as any shares of the AMPS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

     To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Charter or Articles Supplementary of a holder of preferred shares differently than those of a holder of any other preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Charter or Articles Supplementary, the affirmative vote of the holders of a majority of the outstanding AMPS (within the meaning of the 1940 Act), voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act.

     The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in the Fund to effect such redemption.

                                   THE AUCTION

General

     The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Articles Supplementary, the material terms of which are summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell AMPS. See the Articles Supplementary included as Appendix B in the Statement of Additional Information for a more complete description of the auction process.

Auction  Agency  Agreement

     The Fund will enter into an auction agency agreement with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures to determine the applicable rate for the AMPS so long as the applicable rate for the AMPS is to be based on the results of an auction.

     The Auction Agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the auction agency agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the auction agency agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

     The Auction Agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after delivery of said notice. If the Auction Agent should resign or its appointment is terminated during any period that any AMPS are outstanding, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that, prior to removal, the Fund has entered into a replacement agreement with a successor auction agent.

Broker-Dealer Agreements

     Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.

     The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge: (i) for any twenty-eight-day dividend period, at the annual rate of 1/4 of 1% of the liquidation preference (such liquidation preference being $25,000 per share) of the AMPS held by a Broker-Dealer's customer upon settlement in an auction (equal to $62.50 per AMPS per year) and (ii) for any special dividend period, as determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and which shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar fixed maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such auction. This service charge applies to AMPS held on account of the Broker-Dealer's clients as well as to AMPS held for the
Broker-Dealer's own account. A Broker-Dealer may share a portion of any such fees with non-participating broker-dealers that submit orders to the Broker-Dealer for an auction that are placed by that Broker-Dealer at such auction.

     The Fund may request that the Auction Agent terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the Agreement(s).

Auction Procedures

     The following is a brief summary of the material terms of the procedures to be used in conducting auctions. This summary is qualified by reference to the Auction Procedures set forth in the Articles Supplementary, which is attached as Appendix B to the Statement of Additional Information. The settlement procedures to be used with respect to auctions are set forth in Appendix C to the Articles Supplementary.

     Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of AMPS, or a Broker-Dealer that holds AMPS for its own account, may submit the following types of orders with respect to the AMPS to that Broker-Dealer:

          1. Hold Order - indicating its desire to hold shares without regard to the applicable rate for the next dividend period.

          2. Bid - indicating its desire to purchase or hold the indicated number of shares at $25,000 per share if the applicable rate for the next dividend period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell shares at $25,000 per share if the applicable rate for the next dividend period is less than the rate specified in the bid.

          3. Sell Order - indicating its desire to sell shares at $25,000 per share without regard to the applicable rate for the next dividend period.

     A beneficial owner may submit different types of orders to its Broker-Dealer with respect to different AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order to its Broker-Dealer for an auction relating to a special dividend period of more than 91 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

     A potential beneficial owner is either a customer of a Broker-Dealer that is not a beneficial owner of AMPS but that wishes to purchase shares or that is a beneficial owner of shares that wishes to purchase additional shares. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share if the applicable rate for shares for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares specifying a rate higher than the maximum applicable rate for shares on the auction date will not be accepted.

     The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the Auction Agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these Auction Procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided that the Broker-Dealer is not an affiliate of the Fund. If a Broker-Dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such Broker-Dealer would not have knowledge of orders submitted by other Broker-Dealers in that auction. As a result of bidding by the Broker-Dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid.

     There are sufficient clearing bids for shares in an auction if the number of shares subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to or exceeds the sum of the number of shares subject to sell orders and the number of shares subject to bids specifying rates or spreads higher than the maximum applicable rate submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders. If there are sufficient clearing bids for shares, the applicable rate for such shares for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares available for purchase in the auction.

     If there are not sufficient clearing bids for shares, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. If the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be maximum applicable rate. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the minimum dividend period and the applicable rate for the next dividend period will be 90% of the Reference Rate.

     A Broker-Dealer may bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an "all-hold" auction or (iii) an applicable rate that the Broker-Dealer believes, in its sole discretion, does not reflect the market rate for the AMPS at the time of the auction. A Broker-Dealer, may, but is not obligated to, advise beneficial owners of AMPS that the applicable rate that would apply in an "all-hold" auction may be lower than the rate that would apply if owners submit bids and such advice, if given, may facilitate the submission of bids by owners that would avoid the occurrence of an "all-hold" auction.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same day funds.

     If an auction date is not a business day because the NYSE is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the auction rate for the next dividend period will be the auction rate determined on the previous auction date.

     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Holder                            Goal                                    Action

Current Holder A...........       Owns 500 shares, wants to sell all      Bid order of 4.1% rate for all 500 shares
                                  500 shares if auction rate is less
                                  than 4.1%

Current Holder B...........       Owns 300 shares, wants to hold          Hold order - will take the auction rate

Current Holder C...........       Owns 200 shares, wants to sell all      Bid order of 3.9% rate for all 200 shares
                                  200 shares if auction rate is less
                                  than 3.9%

Potential Holder D.........       Wants to buy 200 shares if auction      Places order to buy at or above 4.0%
                                  rate is equal to or greater than 4.0%

Potential Holder E.........       Wants to buy 300 shares if auction      Places order to buy at or above 3.9%
                                  rate is equal to or greater than 3.9%

Potential Holder F.........       Wants to buy 200 shares if auction      Places order to buy at or above 4.1%
                                  rate is equal to or greater than 4.1%

     The lowest dividend rate that will result in all 1,000 AMPS in the above example continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Submission  of Orders by  Broker-Dealers  to Auction  Agent

     Prior to 1:00 p.m., New York City time, on each auction date, or such other time on the auction date as may be specified by the Auction Agent (the "submission deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all orders obtained by it for the auction to be conducted on such auction date, designating itself (unless otherwise permitted by the Fund) as the existing holder or potential holder in respect of the AMPS subject to such orders. Any order submitted by a beneficial owner or a potential beneficial owner to its
Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the submission deadline for any auction date, shall be irrevocable. Orders submitted by Broker-Dealers within 40 minutes after the submission deadline or before the time at which the auction agent begins to disseminate results of the auction to the Broker-Dealers, will be accepted by the Auction Agent and deemed a representation by the submitting Broker-Dealer that the order was either received by the Broker-Dealer from a beneficial owner or potential beneficial owner prior to the submission deadline or initiated internally by the Broker-Dealer for its own account prior to the submission deadline.

     If the rate per annum specified in any bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of one-percent. If one or more orders of an existing holder are submitted to the Auction Agent and such orders cover in the aggregate more than the number of outstanding AMPS held by such existing holder, such orders will be considered valid in the following order of priority:

          (i) any hold order will be considered valid up to and including the number of outstanding AMPS held by such existing holder, provided that if more than one hold order is submitted by such existing holder and the number of AMPS subject to such hold orders exceeds the number of outstanding AMPS held by such existing holder, the number of AMPS subject to each of such hold orders will be reduced pro rata so that such hold orders, in the aggregate, will cover exactly the number of outstanding AMPS held by such existing holder;

          (ii) any bids will be considered valid, in the ascending order of their respective rates per annum if more than one bid is submitted by such existing holder, up to and including the excess of the number of outstanding AMPS held by such existing holder over the number of outstanding AMPS subject to any hold order referred to in clause (i) above (and if more than one bid submitted by such existing holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid bids after application of clause
     (i) above and of the foregoing portion of this clause (ii) to any bid or bids specifying a lower rate or rates per annum, the number of shares subject to each of such bids will be reduced pro rata so that such bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to bids not valid under this clause (ii) shall be treated as the subject of a bid by a potential holder; and

          (iii)any sell order will be considered valid up to and including the excess of the number of outstanding AMPS held by such existing holder over the sum of the number of AMPS subject to hold orders referred to in clause
     (i) above and the number of AMPS subject to valid bids by such existing holder referred to in clause (ii) above; provided that, if more than one sell order is submitted by any existing holder and the number of AMPS subject to such sell orders is greater than such excess, the number of AMPS subject to each of such sell orders will be reduced pro rata so that such sell orders, in the aggregate, will cover exactly the number of AMPS equal to such excess.

     If more than one bid of any potential holder is submitted in any auction, each bid submitted in such auction will be considered a separate bid with the rate per annum and number of AMPS therein specified.

Notification of Results and Settlement

     The Auction Agent will advise each Broker-Dealer who submitted a bid or sell order in an auction whether such bid or sell order was accepted or rejected in whole or in part and of the applicable rate for the next dividend period for the related AMPS by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the auction date for such auction. Each such Broker-Dealer that submitted an order for the account of a customer then will advise such customer whether such bid or sell order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling AMPS as a result of the auction and will advise each customer purchasing or selling AMPS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling AMPS as a result of an auction fails to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's bid or sell order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a hold order in an auction on behalf of a customer also will advise such customer of the applicable rate for the next dividend period for the AMPS. The Auction Agent will record each transfer of AMPS on the record book of existing holders to be maintained by the Auction Agent.

     In accordance with the Securities Depository's normal procedures, on the day after each auction date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of AMPS as determined in such auction.
Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds.

     If any existing holder selling AMPS in an auction fails to deliver such AMPS, the Broker-Dealer of any person that was to have purchased AMPS in such auction may deliver to such person a number of whole AMPS that is less than the number of AMPS that otherwise was to be purchased by such person. In such event, the number of AMPS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of AMPS will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a beneficial owner, potential beneficial owner or their respective Agent Members to deliver AMPS or to pay for AMPS purchased or sold pursuant to an auction or otherwise.

Secondary   Market   Trading  and  Transfers  of  Preferred   Shares

     The Broker-Dealers may maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS will not be registered on any stock exchange or on the Nasdaq National Market. Investors who purchase AMPS in an auction (particularly if the Fund has declared a special dividend period) should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. In addition, a Broker-Dealer may, in its own discretion, decide to sell AMPS in the secondary trading market to investors at any time and at any price, including at prices equivalent to, below or above the par value of the AMPS.

     A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

     o pursuant to a bid or sell order placed with the Auction Agent in accordance with the Auction Procedures;

     o    to a Broker-Dealer; or

     o to such other persons as may be permitted by the Fund; provided, however, that a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the Auction Agent of such transfer.

                           FEDERAL INCOME TAX MATTERS

     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of AMPS of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders that hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

     The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax at the shareholder level.

     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but there can be no assurance that the Fund's distributions will be sufficient to avoid this tax entirely.

     Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges under Section 302(b) of the
Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in the income of the recipient and would be taxed as ordinary income.

     In general, assuming the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Since not all of the Fund's income is derived from interest, some portion of its dividends from its investment company taxable income may constitute "qualified dividend income" for federal income tax purposes and thus may be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

     If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the dividend received deduction or "DRD". In addition, for taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain "qualified foreign corporations" (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code. There can be no assurance of what portion, if any, of the Fund's distributions will be entitled to the lower tax rates that apply to qualified dividend income.

     Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

     Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

     If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

     The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and AMPS are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class's proportionate share of such income. The Fund will designate dividends qualifying as capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and AMPS in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

     Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes (including a redemption of AMPS), as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

     If, in connection with the selection of a long-term dividend period, (i) the Fund provides that a Premium Call Period will follow a Non-Call Period, (ii) based on all the facts and circumstances at the time of the designation of the long-term dividend period the Fund is more likely than not to redeem the AMPS during the Premium Call Period, and (iii) the premium to be paid upon redemption during the Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holder of AMPS will be required to accrue such premium as a dividend (to the extent of the Fund's earnings and profits) over the term of the Non-Call Period.

     The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus.
Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

     As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Code.

     The advice was prepared to support the promotion or marketing of the transactions or matters addressed by the written advice.

     Any person reviewing this discussion should seek advice based on such person's particular circumstances from an independent tax adviser.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of common shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per common share of the Fund is determined as of the close of the regular trading session on the NYSE no less frequently than the last business day of each week and month, provided, however, that if any such day is a holiday or determination of net asset value on such day is impracticable, the net asset value is calculated on such earlier or later day as determined by the Advisers. The Fund calculates net asset value per common share of the Fund by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred stock from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

     The Fund values its holdings by using market quotations provided by pricing services, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.

                  CAPITALIZATION OF THE FUND AND OTHER MATTERS

Repurchase  of Common  Shares

     Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's common shares have in the past and may in the future trade at a discount to their net asset value. The market price of the Fund's common shares is determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund's common shareholders do not have the right to require the Fund to redeem their common shares, the Fund may take action, from time to time, to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may, but will not necessarily, have the effect of reducing any market discount from net asset value.

     The acquisition of common shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, the acquisition of common shares by the Fund may require the Fund to redeem the AMPS in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of common shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board currently considers the following factors to be relevant to a potential decision to repurchase common shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act. See "U.S. Federal Taxation" for a description of the potential tax consequences of a repurchase of common shares. See "Repurchase of Shares" in the Statement of Additional Information.

Capitalization

     The Charter authorizes the issuance of 250,000,000 shares of common stock, par value $0.01 per share. The Board has authorized reclassification of up to 10,000 of these shares in one or more series of preferred stock designated as AMPS, of which 1,000 will be reclassified as AMPS and issued in connection with this Offering. In 2002, Fund shareholders approved an amendment to the Fund's charter which authorizes the Board, without shareholder approval, to increase the Fund's authorized capital. Pursuant to such amendment, and in connection with a rights offering in 2002, the Board approved an amendment to increase the authorized stock of the Fund to its current level.

Rights with Regard to Dividends,  Voting and Liquidation

     When issued, the Fund's common shares are fully paid and non-assessable. The Fund's common shares have no preemptive, conversion, exchange or redemption rights. Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All voting rights for the election of directors are non-cumulative. Consequently, the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so (subject to the right of holders of preferred shares to elect directors) and, in such event, the holders of the remaining common shares will not be able to elect any directors.

Common Stock

     Although the Fund conducted a rights offering in 2002, and may do so again in the future, the Fund has no present intention of offering any additional shares of capital stock other than the AMPS described herein. Any additional offerings of shares of capital stock, if made, will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's common shareholders.

     The Fund's common shares traded on the NYSE from January 1974 to April 29, 2002, under the symbol "UIF". From April 30, 2002 to the present, the common shares have traded on the NYSE under the symbol "BIF". On August 31, 2005, there were 11,327,784 shares of common stock issued and outstanding, the net asset value per common share was $7.81 and the closing price per common share on the NYSE was $6.55.

Preferred Stock

     Under the Charter, the Board is authorized to classify and reclassify any unissued shares of the Fund's common shares as part of an issuance of preferred stock. The Board is also authorized to set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms or conditions of redemption of such shares of stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common shares and outstanding preferred shares of the Fund have no preemptive right to purchase any preferred shares that might be issued. On July 29, 2005, the Board authorized the reclassification of up to 10,000 of the Fund's unissued shares of common stock as preferred stock.

Anti-Takeover  Provisions  of the  Charter  and  Bylaws

     At a meeting of shareholders held in May 2004, shareholders approved a comprehensive range of corporate governance proposals which abolished or changed a number of anti-takeover provisions previously adopted by the Fund. These included, among others, proposals to (i) declassify the Board, (ii) elect directors by a plurality of votes cast, (iii) permit shareholders to effect Bylaw amendments, (iv) set the number of directors at exactly five, and (v) prohibit the Fund from opting into the Maryland Unsolicited Takeovers Act. Nonetheless, the Fund presently has provisions in its Charter and Bylaws which may still have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure (commonly referred to as "anti-takeover" provisions):

          (1) The Charter requires the affirmative vote of at least two-thirds of the votes entitled to be cast by holders of common shares to approve, adopt or authorize (a) certain business combinations (e.g., merger, consolidation or liquidation, or sale, lease, exchange, mortgage, pledge, transfer or other disposition of the Fund's assets, etc.); (b) voluntary liquidation or dissolution of the Fund; (c) shareholder proposals regarding investment decisions; (d) conversion from a closed-end to an open-end investment company; or (e) a self-tender for, or acquisition by the Fund of, more than 25% of the Fund's outstanding shares of stock, during any twelve-month period.

          (2) The Fund's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

     The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, make it more difficult to effect a change in the Fund's business or management and could have the effect of depriving holders of common shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board, however, has considered these anti-takeover provisions and believes that they are in the best interests of shareholders.

Reports to Shareholders

     The Fund sends unaudited semiannual reports and audited annual reports, including lists of investments held, to shareholders.

Available   Information

     The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, the Commission's New York Regional Office at 233 Broadway, New York, New York 10279 and its Chicago Regional Office at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

     Additional information regarding the Fund and the Offering is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to the AMPS filed by the Fund with the Securities and Exchange Commission. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

     A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission. The Commission maintains a website (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Exchange Act.

                                  UNDERWRITING

     Subject to the terms and conditions stated in the purchase agreement dated October 13, 2005 (the "Purchase Agreement"), each Underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of AMPS set forth opposite the name of such Underwriter.


            Underwriter                                         Number of AMPS

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated                                        1,000
                                                               ---------
            Total                                               1,000


     The Purchase Agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation the receipt by the Underwriters of customary closing certificates, opinions and other documents, and the receipt by the Fund of Aaa and AAA ratings on the AMPS by Moody's and Fitch, respectively, as of the time of the offering. The Underwriters are obligated to purchase all the AMPS if they purchase any of the AMPS. In the Purchase Agreement, the Fund and Advisers have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.

     The Underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After the Offering, the Underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in the Offering on or before October 17, 2005.

     The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

     Merrill Lynch has advised the Fund that it and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission in the spring of 2004. The letters requested that each of those firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, Merrill Lynch conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the staff's request, Merrill Lynch is engaging in discussions with the staff that may lead to a resolution of its inquiry. Neither Merrill Lynch nor the Fund can predict how such a resolution may affect the market for the AMPS or the auctions.

     The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

     The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York, 10080.

     In connection with this offering, certain of the Underwriters or dealers may distribute prospectuses electronically. The settlement date for the purchase of the AMPS will be October 17, 2005, as agreed upon by the Underwriters, the Fund and the Advisers pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                          CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company serves as the Fund's co-administrator and custodian and will maintain custody of the securities and cash of the Fund. PFPC Inc. serves as the transfer agent of the Fund. Deutsche Bank Trust Company Americas will serve as Auction Agent, transfer agent, dividend paying agent and registrar for the AMPS.

                                  LEGAL MATTERS

     Certain legal matters in connection with the AMPS will be passed on by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California, counsel to the Fund in connection with the Offering, and Venable LLP, Baltimore, Maryland. Certain matters will be passed upon for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely on the opinion of Venable LLP as to certain matters of Maryland law.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The data in the "Financial Highlights" section of this prospectus are based upon financial statements for the 6 months ending May 31, 2005, that have not been audited and financial statements for the year ending November 30, 2004, that have been audited by KPMG LLP, the Fund's independent registered public accounting firm, located at 99 High Street, Boston, Massachusetts 02110, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance on their reports given on their authority as experts in auditing and accounting.

                             ADDITIONAL INFORMATION

     The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (877) 561-7914. Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

                         PRIVACY PRINCIPLES OF THE FUND

     The Fund has established the following policy regarding information about the Fund's shareholders: We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any other company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data. The Fund's primary service providers (i.e., advisers, administrators, transfer agent and custodian (the "Service Providers")) have adopted individual privacy policies that conform with and assure the Fund's compliance with the foregoing.

     The Fund and its Service Providers restrict access to non-public personal information about its shareholders to employees of the Fund's investment advisers and their affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For more information about the Fund's privacy policies, please visit http://www.boulderfunds.net.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                                                      Page
The Fund...............................................................................................................2
Use of Proceeds........................................................................................................2
Investment Objective and Policies......................................................................................2
Investment Policies and Restrictions...................................................................................2
Investment Policies and Techniques.....................................................................................3
Management of the Fund.................................................................................................9
Security Ownership of Certain Beneficial Owners........................................................................9
Ownership of the Fund by Directors.....................................................................................9
Director and Officer Compensation......................................................................................10
Committees of the Board of Directors...................................................................................11
Investment Advisers and Other Service Providers........................................................................12
Compensation to the Advisers and Administrators........................................................................13
Factors Considered by the Independent Directors in Approving the Investment Advisory Agreements........................14
Duration and Termination...............................................................................................16
Potential Conflicts of Interest........................................................................................16
Proxy Voting...........................................................................................................17
Code of Ethics.........................................................................................................17
Portfolio Transactions, Brokerage Allocation and Other Practices.......................................................17
Additional Information Concerning the Auctions for AMPS................................................................18
Rating Agency Guidelines...............................................................................................19
Repurchase of Shares...................................................................................................20
Federal Income Tax Matters.............................................................................................21
Performance-Related, Comparative and Other Information.................................................................25
Financial Statements...................................................................................................26
Additional Information.................................................................................................26

APPENDIX A - Proxy Voting Policies and Procedures
APPENDIX B - Articles Supplementary Creating and Fixing the Rights of Auction Market Preferred Stock
APPENDIX C - Rating Agency Guidelines

--------------------------------------------------------------------------------


                                   $25,000,000

                       Bboulder Growth & Income Fund, Inc.

                    Auction Market Preferred Shares ("AMPS")
                            1,000 Shares, Series M28
                    Liquidation Preference $25,000 Per Share




                               -----------------
                                   PROSPECTUS
                               -----------------




                              Merrill Lynch & Co.







                                October 13, 2005
--------------------------------------------------------------------------------

                       BOULDER GROWTH & INCOME FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


     Boulder Growth & Income Fund, Inc. (the "Fund") is a closed-end, non-diversified management investment company. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated October 13, 2005 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before participating in the auction market preferred shares ("Preferred Shares") offering (the "Offering") described in the Prospectus or otherwise purchasing the Fund's common stock. A copy of the Prospectus may be obtained without charge by calling the Fund's co-administrator (Fund Administrative Services, LLC) at (877) 561-7914. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings given to them in the Prospectus.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

This Statement of Additional Information is dated October 13, 2005.

                                TABLE OF CONTENTS

The Fund                                                                                                                 2
Use of Proceeds                                                                                                          2
Investment Objective and Policies                                                                                        2
Investment Policies and Restrictions                                                                                     2
Investment Policies and Techniques                                                                                       3
Management of the Fund                                                                                                   9
Security Ownership of Certain Beneficial Owners                                                                          9
Ownership of the Fund by Directors                                                                                       10
Director and Officer Compensation                                                                                        10
Committees of the Board of Directors                                                                                     11
Investment Advisers and Other Service Providers                                                                          12
Compensation to the Advisers and Administrators                                                                          14
Factors Considered by the Independent Directors in Approving the Investment Advisory Agreements                          14
Duration and Termination                                                                                                 16
Potential Conflicts of Interest                                                                                          16
Proxy Voting                                                                                                             17
Code of Ethics                                                                                                           17
Portfolio Transactions, Brokerage Allocation and Other Practices                                                         17
Additional Information Concerning the Auctions for Preferred Shares                                                      18
Rating Agency Guidelines                                                                                                 19
Repurchase of Shares                                                                                                     20
Federal Income Tax Matters                                                                                               21
Performance-Related, Comparative and Other Information                                                                   25
Financial Statements                                                                                                     26
Additional Information                                                                                                   26

Appendix A - Proxy Voting Policies and Procedures
Appendix B - Articles  Supplementary  Creating  and Fixing the Rights of Auction
  Market Preferred Stock
Appendix C - Rating Agency Guidelines

                                    THE FUND

From its inception in 1972 until 2002, the Fund was called USLIFE Income Fund, Inc. (the "Predecessor Fund"). The Predecessor Fund was managed to provide "a high level of current income," was virtually 100% invested in corporate bonds and was classified as a diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"). At a special shareholder meeting held in April 2002, shareholders approved changes in the Fund's name, in the investment objective to "total return" and in the Fund's classification from diversified to non-diversified, and eliminated or changed certain of the Fund's fundamental investment policies. See "Fundamental Policies" below. After the Fund implemented these changes, the Fund's advisers liquidated a substantial portion of the Fund's bond portfolio. As of August 31, 2005, none of the Fund's assets were invested in bonds.

                                 USE OF PROCEEDS

The majority of the net proceeds of the Offering will be used to pay off $20 million drawn from a line of credit the Fund currently uses as leverage. The balance of the proceeds will be invested in accordance with the Fund's investment objective and policies as soon as practicable. The Fund anticipates that it will be able to invest substantially all of such net proceeds within approximately three months after completion of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open-end and closed-end investment companies that invest in equity and fixed-income securities.

                        INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is total return. The Fund seeks to produce both income and long-term capital appreciation by investing in a portfolio of equity and debt securities. The Fund invests primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts ("REITs") and closed-end regulated investment companies ("RICs"). The Fund also invests in fixed income securities such as U.S. government securities, preferred stocks and bonds. The Fund invests primarily in securities of U.S.-based companies and to a lesser extent in foreign equity securities and sovereign debt, in each case denominated in the sovereign currency. The Fund has no restrictions on its ability to invest in foreign securities. The Fund is concentrated in REITs, which means it must invest more than 25% of its total assets in REITs and companies in the real estate industry. No assurance can be given that the Fund will achieve its investment objective.

The Fund is a "non-diversified" investment company, as defined in the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. However, pursuant to the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), (A) not more than 25% of the Fund's total assets may be invested in securities of any one issuer (other than U.S. government securities and RICs) or of any two or more issuers controlled by the Fund which may be deemed to be engaged in the same, similar or related trades or businesses, and (B) with respect to 50% of the total value of the Fund's portfolio, (i) the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer (other than U.S. government securities and RICs), and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and RICs). The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund may be subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value, reflecting fluctuations in the value of large Fund holdings.

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks, primarily domestic common stocks, and secondarily in foreign common stocks denominated in foreign currencies.

                      INVESTMENT POLICIES AND RESTRICTIONS

INDUSTRY CONCENTRATION POLICY. As a matter of investment policy, the Fund is concentrated in REITs, which means it must, under normal market conditions, invest more than 25% of its total assets in REITs or companies in the real estate industry (the "Concentration Policy"). The Fund must obtain shareholder approval prior to changing this policy, thus limiting the Fund's flexibility to liquidate its investments in REITs in the future should market conditions warrant.

FUNDAMENTAL POLICIES. A number of the Fund's investment policies, listed below, are "fundamental" policies (the "Fundamental Policies"), which means that the policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

     1.   Issue any senior securities except as permitted under the 1940 Act.

     2. Invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets; provided that this limitation will not apply to REITs or related companies in the same industry as REITs.

     3. Participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may, to the extent permitted by rules, regulations or orders of the SEC, combine orders with others for the purchases and sales of securities in order to achieve the best overall execution.

     4. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

     5. Purchase or sell real estate, except that the Fund may purchase or sell REITs and securities secured by real estate or interests therein issued by companies owning real estate or interests therein.

     6.   Purchase or sell commodities or commodity contracts.

     7.   Make loans other than  through  the  purchase  of debt  securities  in
          private  placements  and  the  loaning  of  portfolio   securities.

     8. Borrow money in an amount exceeding the maximum permitted under the 1940 Act.

     9. Underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter in selling a portfolio security which may require registration under the Securities Act of 1933.

     10. Invest more than 30% of the value of its total assets in securities which have been acquired through private placements.

     11. Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Fund or its investment adviser who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     12. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowing and to the extent related to transactions in which the Fund is authorized to engage.

With the exception of the Fund's investment objective (i.e., total return), Concentration Policy and Fundamental Policies, all other policies, statements, objectives, terms and conditions may be changed by the Fund's Board of Directors (the "Board") without shareholder approval.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus.

PORTFOLIO INVESTMENTS. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks, primarily domestic common stocks and secondarily in foreign common stocks denominated in foreign currencies. The Fund's investments in commons stocks may include, but is not limited to, RICs whose objective is income, REITs, and other dividend-paying common stocks. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities, cash equivalents and other income-producing securities. The term "fixed income securities" includes but is not limited to corporate bonds, U.S. government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

     COMMON STOCKS. The Fund may invest all or any portion of its assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation upon liquidation after all other claims are paid or provided for.

In selecting common stocks for investment, the Fund expects to focus primarily on U.S.-based companies and secondarily on the common stock of foreign companies denominated in foreign currencies. The Fund is permitted to invest without limitation in companies outside the U.S. Generally, target companies will have consistent high returns on equity, while using modest amounts of debt relative to their industries. The Fund seeks investments in businesses which the Fund's investment advisers, Boulder Investment Advisers, LLC ("BIA") and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers ("SIA") (collectively the "Advisers"), understand, which have fairly predictable and improving future earnings, and most importantly, are priced reasonably relative to the businesses' earnings and anticipated growth in earnings. The Fund will not necessarily focus its investments in "large-cap", "mid-cap" or "small-cap" companies since the Advisers believe it would be unwise to impose such investment limitations. Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

When the Fund makes an investment in a common stock, it will likely make a significant investment and typically hold it for a long period of time. In the long run, the Fund believes that value investing produces superior total returns. However, value stocks can remain undervalued for long periods of time and may never reach what the Advisers believe are their full intrinsic values, or, as with any security may decline in value. In addition, value stocks may fall out of favor with investors and may under-perform growth stocks during given periods.

     REAL ESTATE INVESTMENT TRUSTS. As a matter of investment policy, the Fund is concentrated in REITs, which means it will, under normal market conditions, invest more than 25% of its total assets in REITs or companies in the real estate industry. The Fund must obtain shareholder approval prior to changing this policy. REITs invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unit-holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unit-holders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs. The Fund invests in REITs primarily for income.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit-holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

     REGISTERED INVESTMENT COMPANIES. The Fund is permitted to invest up to 10% of its assets in other registered investment companies or RICs under the 1940 Act. The common stock of closed-end RICs can trade at a substantial discount to the underlying net asset value of the RIC, and the Fund may, from time to time, invest in common stocks issued by RICs when they are trading at discounts or when the Advisers otherwise deem market conditions appropriate. The Fund intends to normally invest in RICs that pay dividends. RICs that pay regular dividends typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. To the extent that the Fund invests in RICs, the Fund's shareholders will incur expenses with respect to both the Fund and that portion of the Fund's assets invested in other RICs. However, as common stocks of closed-end RICs can trade at substantial discounts to their underlying net asset values, the Advisers may deem the "double" expense to have minimal impact when compared to the discount at which the Fund may buy their shares. The net asset value and market value of common stock issued by RICs will fluctuate with the value of the underlying assets. The Fund may invest in the auction market preferred stock of other closed-end funds primarily as a means of investing the Fund's cash for the short-term in higher yielding alternatives to repurchase agreements or U.S. treasury securities. The Fund will consider investing cash in these instruments, and other short-term money market type alternatives, when the yield spread is adequately attractive over repurchase agreements and U.S. treasuries. The Fund generally will invest in auction market preferred stocks that are rated AAA although it may invest in lower rated securities from time to time.

     BONDS. Prior to April 26, 2002, the Fund was called USLIFE Income Fund, Inc. and was virtually 100% invested in corporate bonds. Since the Fund changed its investment objective on April 26, 2002, the Advisers have liquidated all of the Fund's bond portfolio. As of August 31, 2005, none of the Fund's assets were invested in bonds.

Bonds, or fixed income securities, are debt obligations issued by the U.S. government and its agencies, corporations, municipalities and other borrowers. The market values of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise.
Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset values.

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

     PREFERRED STOCKS. The Fund may invest in preferred securities. Preferred securities are equity securities, but they typically have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a preference over the issuer's common shares as to the payment of dividends and/or the distribution of assets upon liquidation. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than fixed income securities. Unlike common stock, preferred securities typically do not have general voting rights.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates. Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

The Fund may, from time to time, invest in preferred securities that are rated, or whose issuer's senior debt is rated, investment grade by Moody's and Standard & Poor's ("S&P") at the time of investment, although the Fund is not limited to investments in investment grade preferred securities. In addition, the Fund may acquire unrated issues that the Advisers deem to be comparable in quality to rated issues in which the Fund is authorized to invest.

     MONEY MARKET INSTRUMENTS. Under normal conditions, the Fund may hold up to 10% of its assets in cash or money market instruments. The Fund intends to invest in money market instruments pending investments in common stocks, to serve as collateral in connection with certain investment techniques, and to hold as a reserve pending the payment of dividends to investors. When the Advisers believe that economic circumstances warrant a temporary defensive posture, the Fund may invest without limitation in short-term money market instruments.

Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include:
U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody's or A-1 by S&P ; and repurchase agreements.

     REPURCHASE AGREEMENTS. The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     GOVERNMENT SECURITIES. The Fund may invest in securities that include direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities ("Government Securities"). Included among direct obligations of the United States are Treasury bills, Treasury notes and Treasury bonds, which differ principally in terms of their maturities. Securities issued by U.S. government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds). No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

     ZERO COUPON SECURITIES. The Fund may invest up to 10% of its total assets in zero coupon securities issued by the U.S. government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

     BORROWINGS. The Fund reserves the right to borrow funds to the extent permitted by its Fundamental Policies. See "Fundamental Policies" above. The proceeds of borrowings may be used for any valid purpose, including, without limitation, liquidity, investing and repurchases of capital stock of the Fund. The Fund may borrow money only in an amount up to one-third of the value of the Fund's total assets. Borrowing is a form of leverage and, in that respect, entails risks, including volatility in net asset value, market value and income available for distribution.

     LENDING OF SECURITIES. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed 33-1/3% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Fund's right to vote the securities.

     SHORT SALES AGAINST THE BOX. The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stocks sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

     ILLIQUID   SECURITIES.   The  Fund  may  invest  in  illiquid   securities.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale, although it may not invest more than 30% of the value of its total assets in securities which have been acquired through private placement.

The Board has delegated the function of making day-to-day determinations of liquidity to the Advisers pursuant to guidelines approved by the Board. The Fund is a closed-end fund which means that managing liquidity for the purpose of shareholder redemptions is not an issue as it might otherwise be with an open-end fund. Accordingly, the Advisers are not constrained in this regard in their day-to-day management of the portfolio, knowing that redemptions are not an issue. Moreover, a majority of the securities in the Fund, both historically and currently, are exchange-traded securities with relatively good liquidity. In the few cases where the liquidity of certain securities is less so, the Advisers will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades.

     WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase and sell securities, including Government Securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

OTHER INVESTMENT TECHNIQUES AND POLICIES

     PREFERRED SHARES LEVERAGE. The Prospectus contemplates an offering whereby the Fund will be leveraged with 1,000 Preferred Shares. The Preferred Shares will be senior to the common stock and will result in the financial leveraging of the common stock. Dividends on Preferred Shares are cumulative. The Fund will be required to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to common stock shareholders and could lead to sales of portfolio securities at inopportune times. Nevertheless, the Fund's management believes that well-managed leverage can have a beneficial effect on common shareholders' total return. Leverage can provide enough additional income to pay a substantial portion of Fund expenses, if there is enough of a positive spread between the borrowed money and the return on the assets acquired with such monies. Use of leverage may have a number of adverse effects on the Fund and its shareholders, including: (i) leverage may magnify market fluctuations in the Fund's underlying holdings, thus causing a disproportionate change in the Fund's net asset value; (ii) the Fund's cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to shareholders and generally making the Fund's total return to such shareholders more volatile; (iii) the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so; and (iv) leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for the holders of the common stock to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes.

Although the Fund will focus its use of leverage on producing income, the Fund may also purchase other income-producing securities (e.g., RICs, REITs and dividend-paying common stocks) or non-dividend-paying common stocks for long-term appreciation. The Fund is limited in its use of leverage to the maximum amount permitted pursuant to Section 18 of the 1940 Act.

     RISKS ASSOCIATED WITH LEVERAGE. The Preferred Shares leverage (or any other leverage) will create an opportunity for increased return but, at the same time, will involve special risk considerations. Leveraging will magnify declines as well as increases in the net asset value of the common stock and in the net return on the Fund's portfolio. Although the principal of the Fund's Preferred Shares will be fixed, the Fund's assets may change in value during the time the Preferred Shares are outstanding, thus increasing exposure to capital risk. To the extent the return derived from the assets obtained with the Preferred Shares proceeds exceeds the interest and other expenses that the Fund will have to pay, the Fund's net return will be greater than if Preferred Shares leverage was not used. Conversely, however, if the return from the assets obtained with the Preferred Shares proceeds is not sufficient to cover the dividends and cost of the Preferred Shares, the net return of the Fund will be less than if Preferred Shares leverage was not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced.

     BORROWING THROUGH REPURCHASE AGREEMENTS. The Fund may borrow by entering into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Advisers to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian or a designated sub-custodian, containing cash or liquid obligations having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Any reverse repurchase agreements entered into by the Fund will be treated as borrowings for purposes of calculating the Fund's borrowing limitation.

                             MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. Accordingly, the Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisers. There are five Directors of the Fund. One of the Directors is an "interested person" of the Fund (as defined in the 1940 Act). The Directors who are not "interested persons" of the Fund are referred to herein as "Independent Directors." See the "Management of the Fund" in the Prospectus for additional information about the Directors and officers of the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Fund's shares as of August 31, 2005, by each person who is known by the Fund to beneficially own 5% or more of the Fund's common stock.

                                        Number of Shares        Number of Shares        Percentage
Name and Address* of Owner
                                        Directly Owned          Beneficially Owned      Beneficially Owned
-------------------------------------   ------------------      ----------------------  -----------------------
Ernest  Horejsi Trust No.1B (the        2,354,600               2,354,600               20.79%
"EH Trust")

Badlands Trust Company, LLC                                     ---**                   20.79%

Stewart R. Horejsi Trust No. 2A                                 ---**                   20.79%
-------------------------------------   ------------------      ----------------------  -----------------------
Aggregate Shares Owned**                2,354,600               2,354,600               20.79%
=====================================   ==================      ======================  =======================
Philip Goldstein+                       765,700                 765,700                 6.76%

----------------------------

* The address of each listed owner is c/o Badlands Trust Company, LLC ("Badlands"), 3601 C Street, Suite 600, Anchorage, Alaska 99503.

** Excludes shares owned by the EH Trust. Badlands is one of three trustees of the EH Trust. Badlands is a private trust company organized under the laws of Alaska and is wholly owned by the Stewart R. Horejsi Trust No. 2A, an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue. The managers of Badlands are Larry Dunlap, Stephen C. Miller, Laura Rhodenbaugh, Laura Tatooles, and Ron Kukes, each of whom disclaim beneficial ownership of shares owned by the EH Trust. Mr. Miller is an officer and director of Badlands. Because two of the Trust's trustees are required in order for the Trust to vote or exercise dispositive authority with respect to shares owned by the Trust, Mr. Miller disclaims beneficial ownership of such shares.

+ As stated in Schedule 13D/A filed with the Securities and Exchange Commission on August 22, 2005.


Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

As of August 31, 2005, Cede & Co., a nominee partnership of the Depository Trust Fund, held of record, but not beneficially, 10,469,401 shares or 92.4% of common stock outstanding of the Fund. As of August 31, 2005, officers and Directors of the Fund, as a group, owned 2,396,539 shares of the Fund's common stock (including the aggregate shares of common stock owned by the EH Trust as set forth above), representing 21.2% of common stock outstanding.

                       OWNERSHIP OF THE FUND BY DIRECTORS

     Set forth in the following table are the current members of the Board together with the dollar range of equity securities beneficially owned by each Director as of August 31, 2005, as well as the aggregate dollar range of the Fund's equity securities in all funds overseen in the Fund's family of investment companies (i.e., other funds managed by BIA and SIA and which hold themselves out as related companies).

-------------------------------------- -------------------------------- ---------------------------------
                                       Dollar Range of Equity           Aggregate Dollar Range of
                                       Securities in the Fund           Equity Securities in All Funds
                                                                        in the Family of Investment
                                                                        Companies
-------------------------------------- -------------------------------- ---------------------------------
Independent Directors
-------------------------------------- -------------------------------- ---------------------------------
Alfred G. Aldridge, Jr.                $10,001 to $50,000               $50,001 to $100,000
Richard I. Barr                        $50,001 to $100,000              Over $100,000
Joel W. Looney                         $10,001 to $50,000               Over $100,000
Dennis R. Causier                      $10,001 to $50,000               $50,001 to $100,000
Interested Director
-------------------------------------- -------------------------------- ---------------------------------
John S. Horejsi                        Over $100,000+                   Over $100,000

+ 2,354,600 shares of the Fund are held by the EH Trust. Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such Shares. Mr. Horejsi disclaims all such beneficial ownership. Mr. Horejsi does not directly own any shares of the Fund.

---------------------------

     None of the Independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

                        DIRECTOR AND OFFICER COMPENSATION

     The following table sets forth certain information regarding the compensation of the Independent Directors for the fiscal year ended November 30, 2004. No persons other than the Independent Directors, as set forth below, currently receive compensation from the Fund for acting as a Director or officer. Directors and officers of the Fund do not receive pension or retirement benefits from the Fund.

                                                Aggregate               Total Compensation from
Name of Person and Position with the            Compensation from       the Fund and Fund Complex
Fund                                            the Fund                Paid to Directors
-----------------------------------------       -------------------     ----------------------------
Alfred G. Aldridge, Jr., Director               $23,000                 $49,500
                                                                        (2 funds)
                                                $23,000                 $53,500
Richard I. Barr, Director
                                                                        (2 funds)
Joel W. Looney, Director and Chairman           $25,000                 $53,500
of the Board                                                            (2 funds)
Dennis R. Causier, Director                     $4,533                  $4,533


     Each Independent Director receives a fee of $8,000 per annum plus $3,000 for each in person meeting, $500 for each Audit Committee meeting and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receives an additional $1,000 per meeting. Each Independent Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held eight meetings (four of which were held by telephone conference call) during the fiscal year ended November 30, 2004. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. Directors currently serving and who served less than the entire fiscal year attended at least 75% of such meetings held during their tenure as a Director. The aggregate remuneration paid to the Independent Directors of the Fund for acting as such during the fiscal year ended November 30, 2004 amounted to $75,532.97.

                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE. The Fund has an audit committee consisting solely of all of the Fund's Independent Directors (i.e., Messrs. Looney, Aldridge, Causier and Barr) (the "Audit Committee"). The purpose of the Audit Committee is to assist the Board in its oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, and the qualifications, independence and performance of the Fund's independent registered public accounting firm (the "independent accountants"). The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such independent accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board adopted a written charter for the Audit Committee on January 23, 2002 and most recently amended the Charter on January 23, 2004. A copy of the Audit Committee Charter was attached as an appendix to the Fund's proxy statement in 2004. Each member of the Audit Committee is independent, as that term is defined by the New York Stock Exchange ("NYSE") Listing Standards. The Audit Committee met two times during the fiscal year ended November 30, 2004.

NOMINATING COMMITTEE. The Board has a nominating committee (the "Nominating Committee") consisting solely of the Independent Directors, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met three times during the fiscal year ended November 30, 2004.

The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

The Nominating Committee will consider director candidates recommended by shareholders (if a vacancy were to exist) and submitted in accordance with applicable law and the following procedures. Pursuant to the Fund's Bylaws, at any annual meeting of the shareholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting,
(ii) by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a shareholder's notice must be delivered to the Secretary of the Fund no later than 5:00 p.m., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the shareholder to be timely, it must be delivered not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder's notice as described above.

Pursuant to the Fund's Bylaws, such shareholder's notice shall set forth as to each individual whom the shareholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such shareholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Fund, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

                 INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS

The Fund is co-advised by Boulder Investment Advisers, LLC ("BIA") and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers ("SIA") (collectively, the "Advisers"). The Advisers have been providing advisory services to the Fund since January, 2002, and to Boulder Total Return Fund, Inc. since March, 1999. As of August 31, 2005, the Advisers had a total of $456 million in assets under management.

BOULDER INVESTMENT ADVISERS, LLC. BIA was formed on April 8, 1999, as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Stewart R. Horejsi is an employee of and investment manager for both Advisers and has extensive experience managing common stocks for the Fund as well as for the various other trusts and entities affiliated with the Horejsi family (the "Horejsi Affiliates"). The members of BIA are Evergreen Atlantic, LLC, whose address is 1680 38th Street, Suite 800, Boulder, Colorado 80301, and the Lola Brown Trust No. 1B, whose address is c/o Badlands Trust Company, LLC, 3601 C Street, Suite 600, Anchorage, Alaska 99503 (the "Members"). Each of the Members hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act). Both Mr. Horejsi and John S. Horejsi, Mr. Horejsi's son and the Fund's "interested" Director, are discretionary beneficiaries under the Lola Brown Trust No. 1B as well as under other Horejsi Affiliates which own Evergreen Atlantic, LLC. Accordingly, as a result of this relationship, both Stewart R. Horejsi and John S. Horejsi may directly or indirectly benefit from the relationship between the Fund and BIA.

STEWART INVESTMENT ADVISERS. SIA is a Barbados international business company incorporated on November 12, 1996. SIA is wholly owned by the Stewart West Indies Trust (the "West Indies Trust"), an irrevocable trust domiciled in Alaska and established by Mr. Horejsi in 1996 primarily to benefit his issue. The West Indies Trust's address is c/o Badlands Trust Company, LLC, 3601 C Street, Suite 600, Anchorage, Alaska 99503. Mr. Horejsi is not a beneficiary under the West Indies Trust. However, John S. Horejsi, Mr. Horejsi's son and the Fund's "interested" Director, is a discretionary beneficiary under the West Indies Trust and thus, as a result of this relationship, may directly or indirectly benefit from the relationship between SIA and the Fund.

SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Pursuant to the advisory agreement between SIA and the Fund, SIA has appointed the Secretary of the Fund (presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

CO-ADVISORY AGREEMENTS. The Advisers and the Fund are parties to investment co-advisory agreements dated as of April 26, 2002 (the "Advisory Agreements"). Under the terms of the Advisory Agreements, the Advisers provide advisory services regarding asset allocation, manage the investment of the Fund's assets and provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as necessary for the operations of the Fund. The Advisory Agreements provide, among other things, that the Advisers will bear all expenses in connection with the performance of their services under the Advisory Agreements.

The Advisory Agreements provide that the Fund shall pay to the Advisers for their services an aggregate monthly fee at the annual rate of 1.25% of the Fund's average monthly net assets, including the principal amount of leverage, if any (the "Adviser Fee"). The Adviser Fee is higher than the fees paid by most similarly situated U.S. investment companies. Under the terms of the Advisory Agreements, the Advisers share the Adviser Fee as determined by the Advisers and approved by the Board from time to time. Presently, BIA and SIA receive 25% and 75%, respectively, of the Adviser Fee. Although the Advisers intend to devote such time and effort to the business of the Fund as they deem reasonably necessary to perform their respective duties to the Fund, the services of the Advisers are not exclusive and the Advisers may provide similar services to other investment companies and other clients and may engage in other activities.

The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which the agreements relate, although the agreements do not protect or purport to protect the Advisers against any liability to the Fund to which the Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the agreements. Each Advisory Agreement also provides for indemnification by the Fund of the Advisers and their partners, members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

PORTFOLIO MANAGERS. Stewart R. Horejsi is the Fund's primary investment manager and, together with Carl D. Johns, the Fund's Vice President and Treasurer, is responsible for the day-to-day management of the Fund's assets. Mr. Horejsi is primarily responsible for the Fund's asset allocation and Mr. Johns, also Vice President and Treasurer for BIA, is responsible for research and managing the Fund's fixed income portfolio. Messrs. Horejsi and Johns are referred to herein as the "Portfolio Managers". The Portfolio Managers act as the portfolio managers with respect to the Fund and one other registered investment company, the Boulder Total Return Fund, Inc. ("BTF"). As of November 30, 2004, BTF had total assets, including leverage, of approximately $323 million. Mr. Horejsi also acts as portfolio manager with respect to a client of the Advisers who is a Horejsi Affiliate, the Horejsi Charitable Foundation, which has total assets of approximately $17.5 million as of November 30, 2004. Mr. Horejsi also acts as a financial consultant to the Horejsi Affiliates and manages their portfolios of equities having an aggregate value of approximately $695 million as of November 30, 2004.

The Portfolio Managers are compensated with fixed salaries which are established based on a number of considerations, including, among others, job and portfolio performance, industry compensation and comparables, and years of experience and service with the Adviser. The Portfolio Managers are reviewed from time to time and their salaries may be adjusted based on their recent and long-term job performance and cost of living increases. Generally, the Portfolio Managers do not receive bonuses. Conflicts of interest may arise in connection with the Portfolio Managers' management of the Fund's investments. This is because the Portfolio Managers also serve as portfolio managers to BTF and the other accounts described above that may have investment objectives identical or similar to those of the Fund. See "Potential Conflicts of Interest" below.

Mr. Horejsi does not directly own any shares of the Fund. However, the EH Trust, which has engaged Mr. Horejsi as a financial consultant and of which Mr. Horejsi is a discretionary beneficiary, holds 2,354,600 shares of the Fund as of August 31, 2005. Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such shares which have a dollar range in excess of $1 million. Mr. Horejsi disclaims all such beneficial ownership. Mr. Johns holds between $10,001 and $50,000 of the shares of the Fund as of August 31, 2005.

FUND ADMINISTRATIVE SERVICES, LLC. Fund Administrative Services, LLC ("FAS") is the Fund's co-administrator. FAS is a Colorado limited liability company formed in 1994. Its principal place of business is 200 S. Santa Fe, #4, Salina, KS 67401 and it has offices in Colorado at 1680 38th Street, Suite 800, Boulder, Colorado 80301. The members of FAS are Lola Brown Trust No. 1B (50%) and Evergreen Atlantic, LLC (50%). Stewart R. Horejsi, the Fund's portfolio manager, and his son John S. Horejsi, the Fund's "interested" Director, are discretionary beneficiaries of the Lola Brown Trust No. 1B, and of the trusts which own Evergreen Atlantic, LLC. The officers of FAS are Stephen C. Miller, manager; Carl Johns, assistant manager; Laura Rhodenbaugh, secretary/treasurer; and Stephanie Kelley, assistant secretary. Since January of 2002, FAS has been providing certain administrative and executive management services to the Fund, including among other things negotiation of service provider contracts, oversight of service providers, maintenance of the Fund's policies and procedures, and provision of compliance, legal and fund accounting services. FAS has also provided such administrative and executive management services to Boulder Total Return Fund, Inc. since March of 1999 and to First Financial Fund, Inc. since August of 2003.

The Fund and FAS are parties to an administration agreement dated February 1, 2004. Under the administration agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly assets over $400 million. FAS has agreed to cap the Fund's total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees), and therefore waives a portion of its fee should the total monthly administration expenses exceed 0.30% on an annualized basis.

INVESTORS BANK & TRUST COMPANY. Investors Bank & Trust Company ("Investors Bank"), located at 200 Clarendon Street, Boston MA 02116, serves as the Fund's co-administrator and custodian of its assets. As co-administrator, Investors Bank provides certain services, including fund accounting and preparation of materials for Board meetings. Under an administration agreement and custody agreement between the Fund and Investors Bank, the Fund pays Investors Bank a combined monthly fee for both co-administrative and custodian services calculated at an annual rate of 0.058% of the value of the Fund's average monthly net assets up to $300 million and 0.04% on the value of the Fund's average monthly net assets over $300 million, or a minimum monthly fee of $10,500. Presently, because of the level of the Fund's average monthly net assets, the Fund pays the minimum fee of $10,500 monthly. In addition, Investors Bank receives certain out-of-pocket expenses, transaction fees and certain charges for securities transactions. All customary fees of the custodian are paid by the Fund.

                 COMPENSATION TO THE ADVISERS AND ADMINISTRATORS

Information is provided in this Statement of Additional Information and the Prospectus concerning the Advisers and Administrator and their agreements with the Fund. The amounts paid to such persons during the last three fiscal years or, if shorter, the period during which the entity was retained to provide services to the Fund are as follows:

Name of Entity                                                 Fees Paid by the Fund (+)
                                                               -------------------------------------------------------

                                                       fiscal  2002               2003              2004
-------------------------------------------------------------- ------------------ ----------------- ------------------
Boulder Investment Advisers, LLC                               $91,980            $222,257          $302,969
Stewart Investment Advisers                                    $275,941           $666,771          $908,906
Fund Administrative Services, LLC                              $106,163*          $226,631*         $165,514*
Investors Bank & Trust Company                                 --                 --                $24,393**

*Prior to February 1, 2004, from fees it received under the prior administration agreement between FAS and the Fund, FAS was required to pay substantially all fees respecting services provided to the Fund by any sub-administrators, custodian or transfer agent. Under this arrangement, out of the funds identified in the Table above, FAS paid such outsourced service providers $71,720, $143,597 and $27,112 during fiscal year 2002, 2003 and 2004, respectively. At a regular meeting of directors held on January 23, 2004, the Board approved a new administration agreement where by the Fund would separately pay FAS and all such service providers.

** Investors Bank began providing administration services to the Fund on October 1, 2004.

+  All figures are on a cash basis.


        FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE
                         INVESTMENT ADVISORY AGREEMENTS

The 1940 Act requires that a fund's investment advisory agreements be approved annually by both the Board and a majority of the Independent Directors voting separately. The Independent Directors have determined that the terms of the Fund's Advisory Agreements are fair and reasonable and that the contracts are in the Fund's best interests. The Independent Directors believe that the Advisory Agreements will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. At a regularly scheduled meeting held on January 21, 2005, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

FACTORS CONSIDERED. Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund's principal shareholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

DELIBERATIVE PROCESS. To assist the Board in its evaluation of the quality of the Advisers' services and the reasonableness of the Advisers' fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers' investment services under the Advisory Agreements. These materials included a report prepared by Lipper, Inc. ("Lipper") comparing the Fund's performance, advisory fees and expenses to a group of funds determined to be most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Universe"), in each case as determined by Lipper. The Lipper report also included a performance comparison for the Fund against an appropriate index. In addition, the Board received reports and presentations from the Advisers that described, among other things, the Advisers' financial condition, profitability from its relationship with the Fund, soft dollar commission and trade allocation policies, organizational structure, and compliance policies and procedures. The Board also considered information received from the Advisers throughout the year, including investment performance and expense ratio reports for the Fund.

In advance of the January 21, 2005 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and independent legal counsel to the Independent Directors. The principal purpose of the meeting was to discuss the renewal of the Advisory Agreements and review the materials provided to the Board by the Advisers in connection with the annual review process. As a result of these discussions, the Independent Directors requested that the Advisers provide supplemental materials to assist the Board in its evaluation of the Advisory Agreements. The Board held additional discussions at the January 21, 2005 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

BOARD CONSIDERATIONS. The information below summarizes the Board's considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

     Nature, Extent and Quality of the Services Provided; Ability to Provide Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser's most recent investment adviser registration form on the Securities and Exchange Commission's Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers' key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers' portfolio management personnel. In this regard, it was noted that the Advisers' only clients are the Fund, one other registered investment company (Boulder Total Return Fund, Inc.) and a charitable foundation affiliated with the Horejsi family. Accordingly, the Board was satisfied that the Advisers' investment personnel, including Stewart Horejsi, the Fund's principal portfolio manager, devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the Advisers' recently enhanced policies and procedures for ensuring compliance with applicable laws and regulations. Based on the above factors, the Board concluded that it was generally satisfied with nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

     Investment Performance. The Board considered the investment performance of the Fund since January 2002, when the Advisers became the investment managers for the Fund, as compared to both relevant indices and the performance of the Fund's peer group universe. The Board noted favorably that for the one- and three-year periods ending December 31, 2004, the Fund's performance based upon total return ranked in the second quintile of its Universe (i.e., the upper 40% of the funds in the Universe), and had outperformed the Standard & Poor's 500 index, the Fund's primary relevant benchmark, as well as the Dow Jones Industrial Average and the Nasdaq Composite, the Fund's secondary benchmarks. The Board acknowledged that the Universe included both leveraged and non-leveraged closed-end funds to provide a more statistically significant group for comparison purposes, even though the Fund is leveraged and comparing the Fund only to Funds that use leverage may yield a different result. The Board also noted that the investment performance for the Fund continued the superior investment performance record achieved by Mr. Horejsi prior to his association with the Fund in managing his family's extensive investment portfolio. Based on these factors, the Board concluded that the overall performance results supported the renewal of the Advisory Agreements.

     Costs of Services Provided and Profits Realized by the Advisers. In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund's total expense ratio and its various components, including management fees and investment-related expenses. This information included a comparison of the Fund's various expenses to the Peer Group and the Universe. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds. The Fund's management fee expense ranked in the fifth quintile of the nine funds included in the Peer Group and in the fourth quintile of the Universe. The Board noted that the Fund's shareholders had removed most of the Fund's investment limitations, resulting in a much broader (and more difficult to assess) universe of investment possibilities for the Fund than might otherwise be the case for other "sector" or "industry" oriented funds, which requires a greater degree of portfolio management skill on the part of the Advisers. The Board also considered that the Advisers do not participate in soft dollar or directed brokerage transactions. Instead, the Advisers bear the cost of third party research utilized by the Advisers, increasing the cost to the Advisers of providing investment management services to the Fund and decreasing the Fund's transaction expenses. It was also noted that the Advisers have historically waived fees when the Fund held significant levels of un-invested cash.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. Based on its analysis of this information, the Board determined that the level of profits earned by the Advisers from managing the Fund bear a reasonable relationship to the services rendered.

Based on these factors, the Board concluded that the fee under the Advisory Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

     Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. Based on the relatively small size of the Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board also noted that the Advisers' internal costs of providing investment management services to the Fund had increased, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. Based on these factors, the Board concluded that the absence of breakpoints in the Fund's current advisory fee schedule was acceptable.

     Shareholder Support and Historical Relationship with the Fund. The Board placed considerable weight on the views of the Fund's largest shareholders, which are affiliated with Mr. Horejsi and the Advisers. As of December 31, 2004, these shareholders held approximately 21% of the Fund's outstanding common shares, representing approximately $17 million of the Fund's net assets of $90 million, excluding leverage, on that date. The Board understands from Mr. Horejsi that these shareholders are supportive of the Advisers and the renewal of the Advisory Agreements. The Board also noted that the Fund had not received any negative feedback from other Fund shareholders with respect to the levels of investment management fees and expenses experienced by the Fund.

APPROVAL. The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with Fund counsel and independent counsel for the Independent Directors, of these and other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund's investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its shareholders.

                            DURATION AND TERMINATION

The terms of the Advisory Agreements were approved by the Board at a regular meeting of the Board held on January 21, 2005, including a majority of the Directors who are not parties to the agreement or "interested persons" of any such party (as such term is defined in the 1940 Act).

Each Advisory Agreement will continue in effect without a term so long as its continuation is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any of the Advisory Agreements may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisers on 60 days' written notice by either party to the other. Except as otherwise provided by order of the SEC or any rule or provision of the 1940 Act, each of the Advisory Agreements will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

                         POTENTIAL CONFLICTS OF INTEREST

The Fund is managed by the Advisers, who also serve as investment advisers to another closed-end investment company and at least one other account with investment objectives identical or similar to those of the Fund. Mr. Horejsi also manages a substantial portfolio of securities for the Horejsi Affiliates. Securities frequently meet the investment objectives of the Fund, the Horejsi Affiliates and such other funds and accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary.

To the extent that more than one of the funds or accounts managed by the Advisers seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. However, with respect to the Horejsi Affiliates and the other private account managed by the Advisers, the Horejsi Affiliates and such other private account have consented to allow the funds managed by the Adviser to complete their transactions in any particular security before the Horejsi Affiliates or such other private account will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other fund managed by the Advisers may have the same or similar investment objectives and policies as the Fund, its portfolio does not generally consist of the same investments as the Fund and its performance results are likely to differ from those of the Fund.

                                  PROXY VOTING

The Board has delegated to BIA the authority to vote proxies on behalf of the Fund. The Board has approved the proxy voting guidelines of the Fund and will review the guidelines and suggest changes they deem advisable. A summary of the Fund's and BIA's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-561-7914, and on the Securities and Exchange Commission's website, at www.sec.gov.

                                 CODE OF ETHICS

The Fund and the Advisers have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that is applicable to officers, directors and designated employees of the Fund and the Advisers, as applicable (the "Code of Ethics"). The Code of Ethics permits such personnel to engage in personal securities transactions for their own account, including securities that may be purchased or held by the Fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The Code of Ethics is on file with, and is available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-(202)-942-8090. The Code of Ethics is also available on the EDGAR database on the Commission's internet website at http://www.sec.gov. Copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

        PORTFOLIO TRANSACTIONS, BROKERAGE ALLOCATION AND OTHER PRACTICES

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Advisers pursuant to authority contained in the Advisory Agreements. The Advisers seek best execution in selecting brokers and dealers to effect the Fund's transactions and negotiating prices and any brokerage commissions. The Fund may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. No separate brokerage commission is typically paid on bond transactions, which are typically executed on a principal basis, in contrast to common stock transactions, where brokerage commissions are the norm. The Fund paid approximately $16,000, $55,000, and $19,000 in brokerage commissions for the fiscal years ended November 30, 2002, 2003 and 2004, respectively.

The Advisers are responsible for effecting the Fund's securities transactions and will do so in a manner it deems fair and reasonable to shareholders of the Fund and not according to any formula. The Advisers' primary considerations in selecting the manner of executing a securities transaction for the Fund are prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity, financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. The Advisers have established procedures whereby it monitors, periodically evaluates and reports to the Board the cost and quality of execution services provided by brokers selected by the Advisers to execute transactions for the Fund. The evaluation is made primarily based on a comparison of commissions charged by other broker with similar capabilities and trade execution.

There are many instances when, in the judgment of the Advisers, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services, although the Fund does not typically rely on such research. The Advisers have adopted a policy against using any kind of soft dollar arrangements. The Advisers utilize purchased research only in regards to the REIT industry, but do not use soft dollars as a means of paying for such research. Rather, the Advisers have arranged that a higher commission would be paid only with regard to REIT trades that involve REITs covered by a particular research company, in which case the Fund pays only the amount of commission typically paid to other brokers and the Advisers pay any portion of such commission that exceeds this typical brokerage commission. This policy has been disclosed to and approved by the Board. During the fiscal year ended
November 30, 2004, the Advisers directed $10,690,854 in transactions with related commissions of $14,206 to Green Street Advisers for the REIT related research described above. Of the $14,206 in commissions related to these transactions, the Advisers reimbursed the Fund for $7,103, the portion which the Advisers deemed to be in excess of the commissions the Fund would likely have paid to a broker which provided best execution.

Although the Advisory Agreements contain no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. The annual portfolio turnover rate of the Fund is generally less than 50%, excluding securities having a maturity of one year or less. Because it is difficult to accurately predict portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. For the fiscal years ended November 30, 2003 and November 30, 2004, the Fund's portfolio turnover rates were 40% and 33%, respectively.

       ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

GENERAL. The Depository Trust Company ("DTC" or the "Securities Depository") will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that it is issued subject to the provisions restricting transfers of shares of the Preferred Shares contained in the Articles Supplementary creating and fixing the Rights of Auction Market Preferred Stock (the "Articles Supplementary"), which is attached hereto as Appendix B. Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares. DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the Preferred Shares, whether for its own account or as a nominee for another person.

THE AUCTION AGENT. Deutsche Bank Trust Company Americas (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any broker-dealer ("Broker-Dealer") that has entered into an agreement with the Auction Agent (a "Broker-Dealer Agreement") (or other person, if permitted by the Fund) with respect to transfers described under "The Auction - Secondary Market Trading and Transfers of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 1:00 p.m., New York City time, on the business day preceding such Auction.

The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS. The Auction Agent, after each Auction for the Preferred Shares, will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate: (i) in the case of any Auction date immediately preceding a dividend period other than a special dividend period of less than one year, the product of (A) a fraction the numerator of which is the number of days in such dividend period (calculated by counting the date of original issue of such shares to but excluding the next succeeding dividend payment date of such shares) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000 times (D) the sum of the aggregate number of shares of outstanding Preferred Shares for which the Auction is conducted and (ii) in the case of any special dividend period of one year or more, the amount determined by mutual consent of the Fund and any such Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate Preferred Shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners, or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or
(ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction, or (iii) a valid hold order.

The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

Each Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                            RATING AGENCY GUIDELINES

The composition of the Fund's portfolio reflects rating agency guidelines of Moody's Investors Services, Inc. ("Moody's") and Fitch, Inc. ("Fitch") in connection with the Fund's receipt of a rating of "Aaa" and "AAA" from Moody's and Fitch, respectively, for the Preferred Shares. These rating agency guidelines (collectively, the "Rating Agency Guidelines") relate, among other things, to credit quality characteristics of issuers and diversification requirements and specify various discount factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A securities) and other securities not within the Rating Agency Guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not constituted and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

The Rating Agency Guidelines require that the Fund maintain assets having an aggregate discounted value, determined on the basis of the Rating Agency Guidelines, greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage required by the 1940 Act as a condition to paying dividends or other distributions on the Fund's common shares. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Advisers. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use financial leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

The Fund intends to maintain, at specified times, a discounted value for its portfolio at least equal to the amount specified by each rating agency. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Rating Agency Guidelines do not impose any limitations on the percentage of Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of such assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Fund's assets that are eligible for inclusion in the discounted value of the Fund's portfolio under the Rating Agency Guidelines. For a more detailed description of the Rating Agency Guidelines, see Appendix C to this Statement of Additional Information.

                              REPURCHASE OF SHARES

The Fund is a closed-end investment company and therefore its common shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that is a function of several factors, including net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions, dividend stability, dividend levels (which are in turn affected by expenses), and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value (a "Discount"), the Board may consider actions that might be taken to reduce or eliminate any material Discount in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board may not decide to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any Discount.

Once the Fund issues the Preferred Shares, the Fund's ability to repurchase shares of, or tender for, its common stock may be limited by the asset coverage requirements of the 1940 Act and by asset coverage and other requirements imposed by various rating agencies. No assurance can be given that the Board will decide to undertake share repurchases or tenders or, if undertaken, that repurchases and/or tender offers will result in the Fund's common stock trading at a price that is close to, equal to or above net asset value. The Fund may borrow to finance repurchases and/or tender offers. Any tender offer made by the Fund for its shares may be at a price equal to or less than the net asset value of such shares. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a Discount will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its common shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may be helpful in reducing any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining and decrease the asset coverage of the preferred shares.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the Discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a Discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                           FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of Preferred Shares. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders that are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Code.

The  advice  was  prepared  to  support  the   promotion  or  marketing  of  the
transactions or matters addressed by the written advice.

Any person reviewing this discussion should seek advice based on such person's particular circumstances from an independent tax adviser.

The Fund has qualified and elected to be treated each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income of the Fund, including net capital gains, distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"). In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of any one such issuer and as to which the Fund must not have held more than 10% of the outstanding voting securities of any one such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.

The American Jobs Creation Act of 2004 (the "2004 Tax Act"), which the President recently signed into law, provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the 90% income test, and for the purposes of the diversification requirements described above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund has met such distribution requirements but chooses not to distribute some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the Fund's distributions will be sufficient to avoid entirely this tax.

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund intends to take the position that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock, similar in many material respects to the Preferred Shares, represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in the income of the recipient, and would be taxed as ordinary income.

In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and distributions from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Since the Fund's income is derived primarily from interest, dividends of the Fund from its investment company taxable income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. In addition, the Fund's dividends are not expected to qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually. If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund utilizes leverage through borrowing or issuing preferred shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

For U.S. federal income tax purposes, the Fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Sales and other dispositions of Fund shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

The Fund may, at its option, redeem the Preferred Shares in whole or in part subject to certain limitations and to the extent permitted under applicable law, and is required to redeem all or a portion of the Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount (as defined in the Prospectus) and the 1940 Act Preferred Share Asset Coverage (as defined in the Prospectus). Gain or loss, if any, resulting from a redemption of Preferred Shares generally will be taxed as gain or loss from the sale of Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder's interest in the Fund, (c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the Fund. For the purposes of (a),
(b), and (c) above, a shareholder's ownership of common shares and Preferred Shares will be taken into account and the common shares and Preferred Shares held by persons who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions (a) through (d) are met, the redemption proceeds may be considered to be a dividend distribution taxable as ordinary income as discussed above. In addition, any declared but unpaid dividends distributed to shareholders in connection with a redemption will be taxable to shareholders as dividends as described above.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances. Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures and forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currencies may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

The federal income tax treatment of the Fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the Fund, the timing or character of income recognized by the Fund could be affected, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and net capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that shareholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

Federal law requires that the Fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Under the provisions the 2004 Tax Act, dividends paid by the Fund to non-U.S. shareholders that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the non-U.S. shareholder. In addition, pursuant to the 2004 Tax Act, distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests" (as defined in the Code and regulations) (including certain U.S. real property holding corporations) will generally be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return. The provisions contained in the 2004 Tax Act relating to distributions to shareholders who are non-U.S. persons generally will apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

PERFORMANCE-RELATED INFORMATION. From time to time, in advertisements, sales literature or reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other investment companies with similar investment objectives. For example, yield or total return of the Fund's shares may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500 Index; the Dow Jones Industrial Average; or other comparable indices or investment vehicles. In addition, the performance of the Fund's shares may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The Fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the Fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc. In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the Fund. The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since inception.

Past performance is not indicative of future results. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

THE ADVISERS. From time to time, the Advisers may use, in advertisements or information furnished to present or prospective shareholders, information regarding the Advisers including, without limitation, information regarding their investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of the Advisers' overall investment management performance contained in third-party reports or publications.

                              FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The statements of assets and liabilities and operations of the Fund as of November 30, 2004, incorporated by reference into this Statement of Additional Information, have been audited by KPMG LLP ("KPMG"), the Fund's independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG, located at 99 High Street, Boston, Massachusetts 02110, has served as the Fund's independent registered public accounting firm since January 23, 2002, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 2005. The financial statements and report of the independent registered public accounting firm incorporated by reference into this Statement of Additional Information have been so incorporated and the financial highlights included in the prospectus have been so included in reliance upon the report of KPMG given on their authority as experts in auditing and accounting.

INCORPORATION BY REFERENCE. The Fund's audited Portfolio of Investments and Statement of Assets and Liabilities dated November 30, 2004; audited Statement of Operations and Statement of Changes in Net Assets for the year ended November 30, 2004; and report of the independent registered public accounting firm for the year ended November 30, 2004, are included in the Fund's Annual Report for the fiscal year ended November 30, 2004, and incorporated herein by reference. The Fund's unaudited Portfolio of Investments and Statement of Assets and Liabilities dated May 31, 2005 and the unaudited Statement of Operations and Statement of Changes in Net Assets for the six months ended May 31, 2005, are included in the Fund's Semi-Annual Report for the six months ended May 31, 2005, and incorporated herein by reference. You may request a free copy of this Statement of Additional Information or the Fund's annual and semi-annual reports, request other information about the Fund, or make shareholder inquiries by calling (877) 561-7914 or by writing to the Fund. This Statement of Additional Information and annual and semi-annual reports are also available free of charge on the Fund's website (http://www.boulderfunds.net) and on the Securities and Exchange Commission's website (http://www.sec.gov), which also contains other information about the Fund. You may also email requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. The Fund's registration number under the 1940 Act is 811-02328.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                       PROXY VOTING POLICIES & PROCEDURES

                            Proxy Voting Procedures

     The Board of Directors of the Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc. (collectively, the "Funds") hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the "Voting Policies").

     1. Policy. It is the policy of each of the Boards of Directors of the Funds (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight.(1) The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and will be effective August 6, 2003.

     2. Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders' investments.

     3. Procedures. The following are the procedures adopted by the Board for the administration of this policy:

          a. Review of Adviser Proxy Voting Procedures. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the "Voting Guidelines"), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

          b. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

     4. Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

     5. Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information: (i) Name of the issuer of the portfolio security; (ii) Exchange ticker symbol; (iii) CUSIP #; (iv) Shareholder meeting date; (v) Brief indication of the matter voted on; (vi) Whether matter was proposed by the issuer or by a security holder; (vii) Whether the Fund cast its vote on the matter; (viii) How the Fund cast its vote; and (ix) Whether the Fund cast its vote for or against management

     6. Disclosures.

     a.   The Fund shall include in any future registration statement:

          i.   A   description   of  the   Voting   Policies   and  the   Voting
               Guidelines(3); and

          ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds' toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

     b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

          i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds' toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

          ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

     7. Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

          1. Proxy voting policies and procedures
          2. Proxy statements received regarding client securities
          3. Records of votes cast on behalf of clients
          4. Records of written client requests
          5. Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

     8. Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

                          EXHIBIT A - VOTING GUIDLINES

     The Funds' and Advisors' proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

-------------------------------------- ----------------------------------------------- --------------------------------------------
Category                               Guideline                                       Voting
-------------------------------------- ----------------------------------------------- --------------------------------------------
BOARD OF DIRECTOR ISSUES               The board of directors' primary role is to
                                       protect the interests of all shareholders. Key
                                       functions of the board are to approve the
                                       direction of corporate strategy, ensure
                                       succession of management and evaluate
                                       performance of the corporation as well as
                                       senior management. The board is
                                       accountable to shareholders, and must
                                       operate independently from management.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Routine Elections                 Generally we will vote with management's        Generally FOR
                                       recommendation
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Board Classification              Generally we are opposed to entrenchment        Generally AGAINST
                                       mechanisms and will vote against
                                       proposals to classify a board. We prefer
                                       annual election of directors in order that
                                       shareholders have more power to replace
                                       directors deemed to not be acting in the
                                       shareholders' interest.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Independence of Directors         The majority of board members should be         We will generally support boards that have a
                                       independent from the corporation, management    majority of board members classified as
                                       or a majority shareholder. An independent       independent.
                                       member shoulde not be a former employee of the
                                       company or a representative of a key
                                       supplier to or a key client of the company.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Director Indemnification          Mandatory indemnification of directors          Generally FOR
                                       and officers is necessary to attract quality
                                       candidates.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Director Attendance               Board membership requires a significant amount  We look for attendance records to be in the
                                       of time in order for responsibilities to be     75% participation range.
                                       executed, and attendance at Board and
                                       Committee meetings is noted.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Term Limits                       We are more concerned with the performance      Generally AGAINST but will look at on a
                                       of directors and not with the term limits       case-by-case basis.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Separation of Chair and CEO       In most cases it is advisable for there to be   In most cases we would support a
                                       a separation between the CEO and the Chair to   recommendation to separate
                                       enhance separation of management interests and  the Chair from the CEO. Lead directors are
                                       shareholders.                                   considered acceptable, and in this situation
                                                                                       an independent Corporate Governance
                                                                                       committee must also be in place.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Committees of the Board           Audit, Compensation, Governance and Nominating  We support the establishment of these committees are the most significant committees  committees, however  independent director
                                       of the board.                                   membership on these committees is the
                                                                                       primary concern. Two-thirds independent
                                                                                       membership is satisfactory, provided that
                                                                                       the chair of each committee is independent.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Audit Process                     The members of an audit committee should be     We will generally support the choice of
                                       independent directors, and the auditor must     auditors recommended by the Audit
                                       also be independent. The auditor should report  Committee. In the event that the auditor
                                       directly to the Audit committee                 supplies other services for a fee other than
                                       and not to management.                          the audit, each situation will be reviewed
                                                                                       on a case-by-case basis.
-------------------------------------- ----------------------------------------------- --------------------------------------------
VOTING AND ENTRENCHMENT ISSUES
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Shareholder Right to Call                                                         Generally FOR
     Special Meeting
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Shareholder Right to Act by                                                       Generally FOR
     Written Consent
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Cumulative Voting                 Our experience has been that cumulative voting  Generally AGAINST, although we may consider is generally proposed by large shareholders who if the board has been unresponsive to may wish to exert undue influence on the board. shareholders.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Confidentiality of Shareholder    Like any other electoral system, the voting     We will support any proposals to introduce
     Voting                            at annual and special meetings should be        or maintain confidential voting.
                                       confidential and free from any potential
                                       coercion and/or impropriety.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Size of Board of Directors        Generally boards should be comprised of a       The independence of the board is a greater
                                       minimum of seven to a maximum of fifteen.       concern than the  number of members.
                                       However the complexity of the company has an    However should a chance in board size be
                                       impact on required board size.                  proposed as potentially an anti-takeover
                                                                                       measure we would vote against.
-------------------------------------- ----------------------------------------------- --------------------------------------------
COMPENSATION ISSUES
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Director Compensation             Directors should be compensated fairly for the  We support recommendations where a portion
                                       time and expertise they devote on behalf of     of the renumeration is to be in the form of
                                       shareholders. We favor directors personally     common stock. We do not support options
                                       owning shares in the corporation, and that      for directors, and do not support retirement
                                       they receive a substantial portion of their     bonuses or benefits for directors.
                                       remuneration in the form of shares.
-------------------------------------- ----------------------------------------------- --------------------------------------------
MANAGEMENT COMPENSATION                Compensation plans for executives should be     Executive compensation will be considered
                                       designed to attract and retain the right people on a case-by-case basis.
                                       with exceptional skills to manage the company
                                       successfully long-term. These plans should be
                                       competitive within the company's respective
                                       industry without being excessive and should
                                       attempt to align the executive's interests
                                       with the long-term interest of shareholders.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Stock Options and Incentive       Compensation plans should be designed to        We will not support plans with options
     Compensation Plans                reward good performance of executives.          priced below current market value or the
                                       They should also encourage management to        lowering of the exercise price on any
                                       own stock so as to align their financial        previously granted options. We will not
                                       interests with those of the shareholders.       support any plan amendment that is not
                                       It is important that these plans are            capped or that results in anything but
                                       disclosed to the shareholders in detail for     negligible dilution. We believe that
                                       their approval.                                 shareholders should have a say in all
                                                                                       aspects of option plans and therefore will
                                                                                       not support omnibus stock option plans or
                                                                                       plans where the Board is given discretion to
                                                                                       set the terms. Plans will be considered on
                                                                                       a case-by-case basis.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Adopt/Amend Employee Stock                                                        Considered on a case-by-case basis.
     Purchase Plans
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Golden Parachutes                 Although we believe that "golden parachutes"    Generally opposed but will consider on a
                                       may be a good way to attract, retain and        case-by-case basis.
                                       encourage objectivity of qualified executives
                                       by providing financial security in the case of
                                       a change in the structure or control of a
                                       company, golden parachutes can be excessive.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Require Shareholder Approval of                                                   Generally FOR
     Golden Parachutes
-------------------------------------- ----------------------------------------------- --------------------------------------------
TAKEOVER PROTECTIONS                   Some companies adopt shareholder rights plans   We will review each situation on a
                                       that incorporate anti-takeover measures, which  case-by-case basis. We will generally
                                       may include:  poison pills, crown jewel         support proposals that protect the rights
                                       defense, payment of greenmail, going private    and share value  of shareholders
                                       transactions, leveraged buyouts, lock-up
                                       arrangements, Fair price amendments,
                                       Re-incorporation.  Rights plans should be
                                       designed to ensure that all shareholders are
                                       treated equally in the event there is a change
                                       in control of a company. These plans should
                                       also provide the Board with sufficient time to
                                       ensure that the appropriate course of action
                                       is chosen to ensure shareholder interests have
                                       been protected. However, many shareholder
                                       rights plans can be used to prevent bids that
                                       might in fact be in the shareholders best
                                       interests. Depending on their contents, these
                                       plans may also adversely influence current
                                       share prices and long-term shareholder value.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Dual Class Shares                 It is not unusual for certain classes of        Generally AGAINST.
                                       shares to have more than one vote per share.
                                       This is referred to as a dual class share
                                       structure and can result in a minority of
                                       shareholders having the ability to make
                                       decisions that may not be in the best
                                       interests of the majority of shareholders.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Super-Majority Voting Provisions  Super-majority voting (e.g., 67% of votes cast   Generally AGAINST. We will generally
                                       or a majority of outstanding shares), although   oppose proposals for voting requirements
                                       fairly common, can, from a practical point of    that are greater than a majority of votes
                                       view, be difficult to obtain, and essentially    cast. That said, we will review
                                       are a bar from effective challenges to           supermajority proposals on a case-by-case
                                       entrenched management, regardless of             basis.
                                       performance or popularity. A very high
                                       requirement can be unwieldy and therefore not
                                       in the best interest of the majority of
                                       shareholders.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Issuance of Authorized Shares                                                     Generally FOR
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Issuance of Unlimited or          Corporations may increase their authorized      Generally AGAINST. We will generally
     Additional Shares                 number of shares in order to implement a        oppose proposals to increase the number of
                                       stock split, to support an acquisition or       authorized shares to "unlimited", but will
                                       restructuring plan, to use in a stock option    consider any proposals to increase the
                                       plan or to implement an anti-takeover plan.     number of authorized shares on a case-by-
                                       Shareholders should approve of the specific     case basis for a valid business purpose
                                       business need for the increase in the
                                       number of shares and should understand that
                                       the issuance of new shares can have a
                                       significant effect on the value of existing
                                       shares.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Shareholder Proposals             Shareholders should have the opportunity to     Shareholder proposals will be reviewed on a
                                       raise their concerns or issues to company       case-by-case basis.
                                       management, the board and other shareholders.
                                       As long as these proposals deal with
                                       appropriate issues and are not for the
                                       purposes of airing personal grievances or to
                                       obtain publicity, they should be included on
                                       the proxy ballot for consideration.
-------------------------------------- ----------------------------------------------- --------------------------------------------
OTHER MATTERS
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Stock Repurchase Plans                                                            Generally FOR
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Stock Splits                                                                      Generally FOR
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Require Shareholder Approval to                                                   Generally FOR
     issue Preferred Stock
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Corporate Loans to                Corporate loans, or the guaranteeing of loans,  Generally AGAINST.
     Employees                         to enable employees to purchase company stock
                                       or options should be avoided. These types of
                                       loans can be risky if the company stock
                                       declines or the employee is terminated.
-------------------------------------- ----------------------------------------------- --------------------------------------------
     Blank-cheque Preferred            The authorization of blank-cheque preferred     Generally AGAINST.
                                       shares gives the board of directors' complete
                                       discretion to fix voting, dividend, conversion
                                       and other rights and privileges. Once these
                                       shares have been authorized, the shareholders
                                       have no authority to determine how or when
                                       they will be allocated. There may be valid
                                       business reasons for the issuance of
                                       these shares but the potential for abuse
                                       outweighs the benefits.

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser's independence of judgment and action with respect to the voting of the proxy.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(4) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(5) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(6) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

                                   APPENDIX B

                             ARTICLES SUPPLEMENTARY

                       BOULDER GROWTH & INCOME FUND, INC.

                             ARTICLES SUPPLEMENTARY

                         AUCTION MARKET PREFERRED STOCK


BOULDER GROWTH & INCOME FUND, INC. a Maryland corporation (referred to herein as the "Fund" or the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Under a power contained in Article IV of the charter of the Corporation (which, together with these Articles Supplementary, is referred to herein as the "Charter"), the Board of Directors of the Corporation has, by resolution duly adopted, classified 1,000 authorized but unissued shares of common stock, par value $.01 per share, of the Corporation as a series of preferred stock designated as Series M28Auction Market Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share.

SECOND: The Auction Market Preferred Shares have the following preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption which, upon any restatement of the Charter, shall become part of Article IV of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections thereof.

SERIES M28 AUCTION MARKET PREFERRED SHARES

DESIGNATION

     AMPS: 1,000 authorized but unissued shares of common stock, par value $.01 per share, of the Corporation are classified as a series of preferred stock designated as Series M28 Auction Market Preferred Shares, $0.01 par value per share, liquidation preference $25,000 per share ("AMPS"). The Initial Dividend Period for the AMPS shall be the period from and including the Original Issue Date thereof to and including November 14, 2005. Each AMPS shall have an Applicable Rate for its Initial Dividend Period equal to 3.85% per annum and an initial Dividend Payment Date of November 15, 2005. Each AMPS shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Charter applicable to shares of Preferred Stock ("Preferred Stock"), as are set forth in Part I and Part II of these terms of the AMPS. The AMPS shall constitute a separate series of Preferred Stock.

Subject to the provisions of Section 11 of Part I hereof, the Board of Directors may, in the future, authorize the issuance of additional AMPS with the same preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the Initial Dividend Period, the Applicable Rate for the Initial Dividend Period and the initial Dividend Payment Date shall be as set forth in the Articles Supplementary relating to such additional AMPS.

Capitalized terms used in Part I and Part II of these terms of the AMPS shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions"
section immediately following, unless the context otherwise requires.

DEFINITIONS

As used in Parts I and II of these terms of the AMPS, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

"1940 Act" means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder.

"1940 Act Cure Date", with respect to the failure by the Fund to maintain the 1940 Act Preferred Share Asset Coverage (as required by Section 5 of Part I of these terms of the AMPS) as of the last Business Day of each month, shall mean the last Business Day of the following month.

"1940 Act Preferred Share Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock including all Outstanding AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

"Affected Series" has the meaning set forth in Section 4(c) of Part I of these terms of the AMPS.

"Affiliate" means any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Fund.

"Agent Member" means a member of, or participant in, the Securities Depository that will act on behalf of a Beneficial Owner of one or more AMPS or on behalf of a Potential Beneficial Owner.

"Annual Valuation Date" means the last Friday before the fiscal year end of the Fund (or if the last Friday is a holiday, then the immediate prior business day).

"Applicable Percentage" and "Applicable Spread" mean the percentage determined based on the lower of the credit ratings assigned to the AMPS on such date by Moody's and Fitch (or if Moody's and Fitch are not making such rating available, the equivalent of such rating by a substitute rating agency):

                      Applicable Percentage Payment Table
   ---------------------------------------------------------------------------
           Credit Ratings                   Applicable Percentage       Applicable Spread
   ---------------------------------------  ---------------------       -----------------
      Moody's             Fitch
   --------------- -----------------------
        Aaa                AAA              125%                        1.25%
    Aa3 to Aa1          AA- to AA+          150%                        1.50%
     A3 to A1            A- to A+           200%                        2.00%
   Baa3 to Baa1        BBB- to BBB+         250%                        2.50%
   Ba1 and lower      BB+ and lower         300%                        3.00%

The Applicable Percentage and the Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Directors (as defined below), provided that immediately following any such increase the Fund would be in compliance with the Preferred Stock Basic Maintenance Amount (as defined below). The Fund shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for the AMPS. If both Moody's and Fitch shall not make such a rating available, the Fund shall select another Rating Agency to act as a Substitute Rating Agency. However, the Fund shall not be required to have more than one Rating Agency provide a rating for the AMPS.

"Applicable Rate" means the rate per annum at which cash dividends are payable on the AMPS for any Dividend Period.

"Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Fund receives a marked-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

"Auction Date" with respect to any Dividend Period shall mean the Business Day next preceding the first day of such Dividend Period.

"Auction  Procedures" means the procedures for conducting  Auctions set forth in
Part II of these terms of the AMPS.

"Auditors' Confirmation" has the meaning set forth in Section 6(c) of Part I of these terms of the AMPS.

"Available AMPS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the AMPS.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of AMPS or a Broker-Dealer that holds AMPS for its own account.

"Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these terms of the AMPS.

"Bidder" and "Bidders" shall have the respective meanings specified in paragraph
(a) of Section 1 of Part II of these terms of the AMPS; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

"Board of Directors" " means the Board of Directors of the Fund.

"Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of these terms of the AMPS, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these terms of the AMPS.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"Closing Transaction" has the meaning set forth in Section 8(b)(i) of Part I of these terms of the AMPS.

"Code" means the Internal Revenue Code of 1986, as amended from time to time. Each reference herein to a section of the Code shall be deemed to include the United States Treasury Regulations in effect thereunder and applicable to the AMPS or the use of proceeds thereof, and also includes all applicable amendments or successor provisions unless the context requires otherwise.

"Common Stock" means the common stock, par value $0.01 per share, of the Fund.

"Cure Date" shall mean the Preferred Stock Basic Maintenance Cure Date or the 1940 Act Cure Date.

"Date of Original Issue" means, with respect to any AMPS, the date on which the Fund first issues such share.

"Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

"Discount Factor" means a Fitch Discount Factor or a Moody's Discount Factor, as applicable.

"Discounted Value" of any asset of the Fund means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

"Dividend Payment Date," with respect to AMPS, shall mean any date on which dividends are payable on the AMPS pursuant to the provisions of paragraph (d) of
Section 2 of Part I of these terms of the AMPS.

"Dividend Period" with respect to shares of a series of AMPS, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

"Eligible  Asset"  means a Fitch  Eligible  Asset (if Fitch is then  rating  the
AMPS), a Moody's Eligible Asset (if Moody's is then rating the AMPS) and/or any asset included in the calculations used by any Rating Agency then rating the AMPS for purposes of determining such Rating Agency's rating on the AMPS, as applicable.

"Existing Holder" means a Broker-Dealer, or any such other Person that may be permitted by the Fund, that is listed as the holder of record of AMPS in the Share Books.

"Exposure Period" on a Valuation Date means the period commencing on such date and ending 42 days thereafter for Fitch and 49 days thereafter for Moody's, as such exposure period may be modified by resolution of the Board of Directors; provided, however, that the Fund shall have received confirmation in writing from each Rating Agency that any such modification shall not adversely affect such Rating Agency's then-current rating of the AMPS.

"Failure to Deposit", with respect to shares of a series of AMPS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is mailed pursuant to paragraph (c) of Section 9 of Part I of these terms of the AMPS; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

"Fitch" means Fitch Ratings or its successors.

"Fitch Discount Factor" means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Fitch's ratings of the AMPS.

"Fitch Eligible Assets" means assets of the Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Fitch's ratings of the AMPS.

"Fitch Guidelines" shall mean the Fitch Preferred Stock Guidelines, as amended from time to time as provided below. The terms of the AMPS are subject to the Fitch Guidelines for so long as the AMPS are rated by Fitch. The Fitch Guidelines may be amended by Fitch without the vote, consent or approval of the Fund, the Board of Directors or any holder of shares of the AMPS, including any series of AMPS, or any other stockholder of the Fund.

"Forward Commitment" has the meaning set forth in Section 8(a)(v) of Part I of these terms of the AMPS.

"Fund's Rating Agencies" shall mean, collectively, Moody's and Fitch or any Substitute Rating Agency (as defined below) in lieu of Moody's or Fitch in the event Moody's or Fitch shall not rate the AMPS.

"Holder" means a Person identified as a holder of record of AMPS in the Share Register.

"Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these terms of the AMPS.

"Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Fund, an independent public accountant or firm of independent public accountants under the Securities Act and serving as such for the Fund.

"Initial Dividend Period," with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in Section 2(d) of Part I of these terms of the AMPS.

"Late  Charge"  shall have the meaning  specified in  subparagraph  (e)(i)(B) of
Section 2 of Part I of these terms of the AMPS.

"LIBOR Dealer" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

"LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate;
(xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

"Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

"Liquidation Preference," with respect to a given number of AMPS, means $25,000 times that number.

"London Business Day" means any day on which commercial banks are generally open for business in London.

"Long Term Dividend Period" means a Special Dividend Period consisting of a specific period of one whole year or more but not greater than five years.

"Market Value" of any asset of the Fund shall be the market value thereof determined by a Pricing Service. Market Value of any asset shall include any interest accrued thereon. A Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by a Pricing Service using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event a Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

"Maximum Applicable Rate" with respect to AMPS for any Dividend Period is the higher of the Applicable Percentage of the Reference Rate or the Reference Rate plus the Applicable Spread. The Applicable Percentage and the Applicable Spread for any regular dividend period shall be determined based on the lower of the credit ratings assigned to the AMPS by Moody's and Fitch on the auction date for such period as set forth in the definition of "Applicable Percentage and Applicable Spread". If Moody's and/or Fitch do not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a Substitute Rating Agency. In the case of a special rate period, (1) the Maximum Applicable Rate shall be specified by the Fund in the Notice of Special Dividend Period for such Dividend Payment Period and (2) the Applicable Percentage and Applicable Spread shall be determined on the date two business days before the first day of such Special Dividend Period. The Auction Agent shall round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

"Minimum Dividend Period" shall mean any Dividend Period of twenty-eight (28) days. "Moody's" means Moody's Investors Service, Inc. or its successors.

"Moody's Discount Factor" means the discount factors set forth in the Moody's Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of the AMPS.

"Moody's Eligible Assets" means assets of the Fund set forth in the Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of the AMPS.

"Moody's Guidelines" shall mean the Moody's Preferred Stock Guidelines, as amended from time to time as provided below. The terms of the AMPS are subject to the Moody's Guidelines for so long as the AMPS are rated by Moody's. The Moody's Guidelines may be amended by Moody's without the vote, consent or approval of the Fund, the Board of Directors or any holder of shares of the AMPS, including any series of AMPS, or any other stockholder of the Fund.

"Municipal Obligations" means municipal obligations, including municipal bonds and short-term municipal obligations, the interest from which is exempt from federal income taxes.

"Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".

"Non-Payment Period Rate" for any period means, initially, 300% of the applicable Reference Rate, provided that the Board of Directors shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors determines and the Fund's Rating Agencies advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the AMPS.

"Notice of Redemption" shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 9 of Part I of these terms of the AMPS.

"Notice of Special Dividend Period" shall mean any notice with respect to a Special Dividend Period of AMPS pursuant to paragraph (b) of Section 3 of Part I of these terms of the AMPS.

"Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

"Order" and "Orders" shall have the respective  meanings  specified in paragraph
(a) of Section 1 of Part II of these terms of the AMPS.

"Outstanding" means, as of any date (i) AMPS theretofore issued by the Fund except, without duplication, (A) any AMPS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Fund, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Fund pursuant to Section 9 of Part I of these terms of the AMPS and (B) any AMPS as to which the Fund or any Affiliate (other than an Affiliate that is a Broker-Dealer) thereof shall be a Beneficial Owner, provided that AMPS held by an Affiliate shall be deemed outstanding for purposes of calculating the Preferred Stock Basic Maintenance Amount and (ii) with respect to other preferred stock of the Fund, the meaning equivalent to that for AMPS as set forth in clause (i) of this paragraph.

"Person"  means  and  includes  an  individual,  a  partnership,   a  trust,  an
unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional AMPS.

"Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring AMPS (or, in the case of an Existing Holder, additional AMPS).

"Preferred Stock Basic Maintenance Amount", as of any Valuation Date, shall have the meaning set forth in the respective Rating Agency Guidelines.

"Preferred Stock Basic Maintenance Cure Date", with respect to the failure by the Fund to satisfy the Preferred Stock Basic Maintenance Amount (as required by
Section 6 of Part I of these terms of the AMPS) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.

"Preferred Stock Basic Maintenance Report" means a report as of the related Valuation Date of the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Stock Basic Maintenance Amount.

"Preferred Stock Paying Agent" means Deutsche Bank Trust Company Americas unless and until another bank or trust company has been appointed as Preferred Stock Paying Agent by a resolution of the Board of Directors and thereafter such substitute bank or trust company.

"Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".

"Pricing Service" means any pricing service designated by the Board of Directors of the Fund and approved by the Fund's Rating Agencies, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Stock Basic Maintenance Amount.

"Rating Agency" means a nationally recognized statistical rating organization.

"Rating Agency  Guidelines"  means the Fitch Guidelines (if Fitch is then rating
AMPS), Moody's Guidelines (if Moody's is then rating AMPS) and the guidelines of any Other Rating Agency (if any Other Rating Agency is then rating AMPS), whichever is applicable.

"Receivables for Municipal Obligations Sold" shall mean for purposes of calculation of Eligible Assets as of any Valuation Date, no more than the aggregate of the following:

     (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from the Rating Agency or (y) with counterparties having the Rating Agency's long-term debt rating of at least Baa3; and

     (ii) the Rating Agency's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above.

"Redemption Price" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of these terms of the AMPS.

"Reference Banks" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC or any other major bank in the London interbank market chosen by the LIBOR Dealer or Substitute LIBOR Dealer.

"Reference Rate" means (i) with respect to a dividend period having 364 or fewer days, the applicable LIBOR Rate and (ii) with respect to a dividend period having 365 or more days, the applicable Treasury Index Rate.

"Rule 2a-7 Money Market Funds" means investment companies registered under the 1940 Act that comply with Rule 2a-7 thereunder.

"Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors.

"S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or its successors.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund as securities depository for the AMPS that agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

"Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these terms of the AMPS.

"Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the AMPS.

"Share Register" means the register of Holders maintained on behalf of the Fund by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.

"Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than 28 nor more than 364.

"Special Dividend Period", with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of these terms of the AMPS.

"Special Redemption Provisions" shall have the meaning specified in subparagraph
(a)(i) of Section 9 of Part I of these terms of the AMPS.

"Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or both, of

     (i) a period (a "Non-Call Period") determined by the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Fund; and

     (ii) a period (a "Premium Call Period") determined by the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the AMPS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Fund after consultation with the Auction Agent and the Broker-Dealers.

"Submission Deadline" shall mean 1:00 P.M. New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

"Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these terms of the AMPS.

"Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these terms of the AMPS.

"Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of section 3 of part II of these terms of the AMPS.

"Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these terms of the AMPS.

"Subsequent Dividend Period", with respect to shares of a series of AMPS, shall mean the period from and including the first day following the Initial Dividend Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

"Substitute LIBOR Dealer" means any LIBOR dealer selected by the Fund as to which the Fund's Rating Agencies shall not have objected; provided, however, that none of such entities shall be an existing LIBOR Dealer (as defined above).

"Substitute Rating Agency" means a means a nationally recognized statistical rating organization selected by the Fund to act as the substitute rating agency to determine the credit ratings of the AMPS.

"Substitute U.S. Government Securities Dealer" means any U.S. Government securities dealer selected by the Fund as to which the Fund's Rating Agencies shall not have objected; provided, however, that none of such entities shall be an existing U.S. Government Securities Dealer.

"Sufficient Clearing Bids" has the meaning set forth in Section 3 of Part II of these terms of the AMPS.

"Treasury Index Rate", means the average yield to maturity for actively traded, marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three U.S. Government Securities Dealers selected by the Fund; provided further, however, that if one of the U.S. Government Securities Dealers does not quote a rate required to determine the Treasury Index Rate, the Treasury Index Rate will be determined on the basis of the quotation or quotations furnished by any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by the U.S. Government Securities Dealer; provided further, that if the U.S. Government Securities Dealer and Substitute U.S. Government Securities Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the Treasury Index Rate shall be the Treasury Index Rate as determined on the previous Auction Date.

"U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"U.S. Government Securities Dealer" means Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Fund as to which the Fund's Rating Agencies shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

"U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

"U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

"Valuation Date" means, for purposes of determining whether the Fund is maintaining the Preferred Stock Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue.

"Valuation Procedures" means the procedures adopted from time to time by the Board of Directors for valuing the assets of the Fund.

"Voting Period" has the meaning set forth in Section 4 of Part I of these terms of the AMPS.

"Winning Bid Rate" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the AMPS.

                                     PART I

     1. NUMBER OF AUTHORIZED SHARES. 1,000 shares of Common Stock have been classified and authorized as a series of preferred stock designated as Series M28 Auction Market Preferred Stock ("AMPS"), par value $0.01 per share, such shares having the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as set forth herein.

     2. DIVIDENDS.

     (a) Ranking. The shares of a series of the AMPS shall rank on parity with each other, with shares of any other series of the AMPS and with shares of any other series of Preferred Stock as to the payment of dividends by the Fund.

     (b) Cumulative Cash Dividends. The Holders of any series of AMPS shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Fund, out of funds legally available therefor, in accordance with these terms of the AMPS and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage. To the extent permitted under the Code, dividends on AMPS will be designated as exempt-interest dividends. For the purposes of this section, the term "net tax-exempt income" shall exclude capital gains of the Fund.

     (c) Dividends Cumulative From Date of Original Issue. Dividends on any series of AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

     (d) Dividend Payment Dates and Adjustment Thereof.

          (i) The Dividend Payment Date with respect to the AMPS, for the Initial Dividend Period, shall be November 15, 2005, except as may be provided in accordance with these terms of AMPS for any AMPS issued after the date AMPS are first issued.

          (ii) The Dividend Payment Date for any Subsequent Dividend Period shall be:

               (A) with respect to any Minimum Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the Business Day next succeeding the last day of such Subsequent Dividend Period; and

               (B) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the Business Day next succeeding the last day of such Subsequent Dividend Period (each such date referred to in clause (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled Dividend Payment Date; and

          (iii) Notwithstanding the foregoing, the Fund in its discretion may establish Dividend Payment Dates other than as provided in paragraph (d) of this Section 2 of Part I of these terms of the AMPS in respect of any Special Dividend Period of shares of a series of AMPS consisting of more than a Minimum Dividend Period (a "Special Dividend Payment Date"); provided, however, that such Special Dividend Payment Dates shall be set forth in the Notice of Special Dividend Period (as defined herein) relating to such Special Dividend Period, as delivered to the Auction Agent, which Notice of Special Dividend Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Special Dividend Payment Date shall be a Business Day and (2) the last Special Dividend Payment Date in respect of such Special Dividend Period shall be the Business Day immediately following the last day thereof.

     (e)  Dividend Rates and Calculation of Dividends.

          (i) Dividend Rates. The dividend rate on the AMPS during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Dividend Period of shares of such series shall be equal to 3.85% per annum. The initial dividend rate on any series of AMPS subsequently established by the Fund shall be the rate set forth in or determined in accordance with the resolutions of the Board of Directors establishing such series. For each Subsequent Dividend Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if:

               A. an Auction for any such Subsequent Dividend Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Dividend Period will be the Maximum Applicable Rate for shares of such series on the Auction Date therefor;

               B. any Failure to Deposit shall have occurred with respect to shares of such series during any Dividend Period thereof but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 300% of the Reference Rate for the Dividend Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 9 of this
                    Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Dividend Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, then no Auction will be held in respect of shares of such series for the Subsequent Dividend Period thereof and the dividend rate for shares of such series for such Subsequent Dividend Period will be the Maximum Applicable Rate for shares of such series on the Auction Date for such Subsequent Dividend Period; or

               C. any Failure to Deposit shall have occurred with respect to shares of such series during any Dividend Period thereof, and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, then no Auction will be held in respect of shares of such series for the first Subsequent Dividend Period thereafter (or for any Dividend Period thereafter to and including the Dividend Period during which
                    (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event
                    Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Dividend Period), and the dividend rate for shares of such series for each such Subsequent Dividend Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Dividend Period.

          (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid, by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $25,000, and rounding the amount obtained to the nearest cent.

     (f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of AMPS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Dividend Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends and Late Charges on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 9 of Part I of these terms of the AMPS; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (g) Dividend Payments by Fund to Auction Agent. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

     (h) Auction Agent as Trustee of Dividend Payments by Fund. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

     (i) Dividends Paid to Holders. Each dividend on AMPS shall be paid on the respective Dividend Payment Date to the Holders thereof as their names appear on the Share Books on the Business Day next preceding such Dividend Payment Date.

     (j) Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the Share Books on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

     3.   DESIGNATION OF SPECIAL DIVIDEND PERIODS.

     (a) The Fund, at its option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for any series of AMPS will be a number of days (other than twenty-eight) evenly divisible by seven, and not more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, (i) an Auction for shares of such series is held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (ii) Sufficient Clearing Bids were made in such Auction, and
(iii) full cumulative dividends and any amounts due with respect to redemptions have been paid in full, and provided further that the Fund may not request a Special Dividend Period unless the Fund shall have received written confirmation from the Fund's Rating Agencies that the Fund's election of the proposed Special Dividend Period would not impair the rating then assigned by the Fund's Rating Agencies of the applicable series of AMPS and the lead Broker-Dealer designated by the Fund, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, does not object to the declaration of such Special Dividend Period. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS of that series and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than twenty-eight days prior to an Auction Date for the AMPS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the AMPS of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the AMPS, (iv) industry and financial conditions which may affect the AMPS of that series, (v) the investment objectives of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders.

     (b) After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository, each Broker-Dealer and the Rating Agency which notice will specify the duration of the Special Dividend Period. The Fund will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, the Securities Depository and the Rating Agency on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act Preferred Share Asset Coverage or the Preferred Stock Basic Maintenance Amount is not satisfied, on each of the two Business Days immediately preceding the Business Day prior to the relevant Auction Date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Fund also shall provide a copy of such Notice of Special Dividend Period to each Rating Agency. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special
Dividend Period, the next succeeding Dividend Period for that series of AMPS will be a Minimum Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a Minimum Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a Minimum Dividend Period.

     4. VOTING RIGHTS.

     (a) One Vote Per Share of AMPS. Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each share of AMPS held by such Holder on each matter submitted to a vote of stockholders of the Fund, and (ii) the holders of outstanding AMPS and any other class or series of Preferred Stock and of Common Stock shall vote together as a single class; provided, however, that the holders of outstanding AMPS and any other class or series of Preferred Stock shall be entitled, as a class, to the exclusion of the holders of all classes and series of stock of the Fund, to elect two Directors of the Fund out of the entire Board of Directors (regardless of the number of Directors), each share of the AMPS and any other class or series of Preferred Stock entitling the holder thereof to one vote; provided, further, that the Board of Directors shall determine which Directors are to be elected by the holders of the AMPS and any other class or series of Preferred Stock and the holders of the AMPS and any other class or series of Preferred Stock shall be entitled to elect only the Directors so designated as being elected by the holders of the AMPS and any other class or series of Preferred Stock, when their term shall have expired; provided, finally, that, if the Board of Directors is divided into classes, such Directors elected by the holders of the AMPS any other class or series of Preferred Stock shall be allocated as evenly as possible among the classes of Directors as determined by the Board of Directors. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Stock and Preferred Stock voting together as a single class, shall elect the balance of the Directors.

     (b) Voting For Additional Directors.

          (i) Voting Period. Except as otherwise provided in the Charter or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Directors constituting the Board of Directors shall automatically increase by the smallest number that, when added to the two Directors elected exclusively by the holders of Preferred Stock, including the AMPS, would constitute a majority of the Board of Directors as so increased by such smallest number, and the holders of Preferred Stock, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other classes or series of stock of the Fund), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

               (A) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding AMPS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

               (B) if at any time holders of Preferred Stock, including the AMPS, are entitled under the 1940 Act to elect a majority of the Directors of the Fund.

                    Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

          (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Stock, including the AMPS, to elect additional Directors as described in subparagraph (b)(i) of this Section 4, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such Holders, by mailing a notice of such special meeting to such Holders, such meeting to be held not less than ten nor more than twenty days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such Holder on like notice. The record date for determining the Holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Stock, including the AMPS, held during a Voting Period at which Directors are to be elected, such Holders, voting together as a class (to the exclusion of the holders of all other classes or series of stock of the Fund), shall be entitled to elect the number of Directors prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

          (iii) Terms of Office of Existing Directors. The terms of office of all persons who are Directors of the Fund at the time of a special meeting of Holders and holders of other Preferred Stock to elect Directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent Directors elected by the holders of the Common Stock and AMPS, shall constitute the duly elected Directors of the Fund.

          (iv) Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders and holders of other classes or series of Preferred Stock pursuant to subparagraph (b)(i) of this
               Section 4 shall terminate, the remaining Directors shall constitute the Directors of the Fund, the number of Directors constituting the Board of Directors shall decrease accordingly and the voting rights of the Holders and such other holders to elect additional Directors pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

     (c) Holders of AMPS to Vote on Certain Other Matters.

          (i) Increases in Capitalization and Charter Amendments. So long as any AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class:
               (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c)(i) of Section 9 of this Part I, the Board of Directors, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of AMPS or classes or series of other Preferred Stock ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, if the Fund obtains written confirmation from the Fund's Rating Agencies that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Share Asset Coverage and the Preferred Stock Basic Maintenance Amount requirements); or (b) amend, alter or repeal the provisions of the Charter including these terms of the AMPS, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Share Asset Coverage or the Preferred Stock Basic Maintenance Amount. So long as any shares of the AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of AMPS in a manner different from any other series of AMPS, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

          (ii) 1940  Act and  Other  Matters.  Unless  a  higher  percentage  is provided for in the Charter, (A) the affirmative vote of the Holders of at least a majority of the AMPS outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any action not described in the first sentence of this
               Section 4(c)(ii) requiring a vote of security holders of the Fund under section 13(a) of the 1940 Act. For purposes of this subparagraph (c)(ii), "majority of the outstanding AMPS" means
               (i) 67% or  more of such  shares  present  at a  meeting,  if the
               Holders  of  more  than  50%  of  such   shares  are  present  or
               represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) of the results of such vote.

     (d) Facts Ascertainable Outside Charter. The rights of the AMPS or the Holders thereof, including, without limitation, the interpretation or applicability of any or all covenants or other obligations of the Fund contained herein or of the definitions of the terms listed below, all such covenants, obligations and definitions having been adopted pursuant to Rating Agency Guidelines, may from time to time be modified, altered or repealed by the Board of Directors in its sole discretion, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating of any Rating Agency with respect to the AMPS or revising the Fund's investment restrictions or policies consistent with guidelines of any Rating Agency, and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of the AMPS) that any such modification, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

1940 Act Cure Date                              Forward Commitment
1940 Act Preferred Share Asset Coverage         Independent Accountant
Annual Valuation Date                           Market Value
Applicable Percentage                           Maximum Applicable Rate
Auditor's Confirmation                          Moody's Discount Factor
Closing Transaction                             Moody's Eligible Asset
Deposit Securities                              Moody's Hedging Transaction
Discount Factor                                 Moody's Industry Classification
Discounted Value                                Outstanding
Eligible Asset                                  Preferred Stock Basic Maintenance Amount
Exposure Period                                 Preferred Stock Basic Maintenance Cure Date
Failure to Deposit                              Preferred Stock Basic Maintenance Report
Fitch Discount Factor                           Pricing Service
Fitch Eligible Asset                            Receivables for Municipal Obligations Sold
Fitch Hedging Transaction                       Reference Rate
Fitch Loan Category                             Swap
Fitch Industry Classification                   Valuation Date


     (e) Rights Set Forth Herein Are Sole Rights; No Appraisal Rights. Unless otherwise required by law, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. No holder of AMPS shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the Maryland General Corporation Law or any successor statute.

     (f) No Preemptive Rights Or Cumulative Voting. The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.

     (g) Voting For Directors Sole Remedy For Trust's Failure To Pay Dividends. In the event that the Fund fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 4.

     (h) Holders Entitled To Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these terms of the AMPS, by the other provisions of the Charter by statute or otherwise, no Holder shall be entitled to vote any share of AMPS and no share of AMPS shall be deemed to be Outstanding for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of
Section 9 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of AMPS held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

     (i) Terms of Office of Certain Directors to Terminate. Simultaneously with and at the time that none of the issued shares of AMPS are Outstanding, the terms of office of any Directors elected solely by the holders of such shares of AMPS shall automatically terminate and the remaining directors shall constitute the directors of the Fund.

     5. 1940 ACT PREFERRED SHARE ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any AMPS are Outstanding, the 1940 Act Preferred Share Asset Coverage.

     6.   PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

     (a) So long as AMPS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount (if Moody's is then rating the AMPS) and (ii) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount (if Fitch is then rating the AMPS).

     (b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Stock Basic Maintenance Amount, and on the third Business Day after the Preferred Stock Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) a Preferred Stock Basic Maintenance Report as of the date of such failure or such Preferred Stock Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full Preferred Stock Basic Maintenance Report. The Fund shall also deliver a Preferred Stock Basic Maintenance Report to (i) the Auction Agent (if either Moody's or Fitch is then rating the AMPS) as of the last Friday of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day), (ii) Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as of the last Friday of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day), in each case on or before the third Business Day after such day. A failure by the Fund to deliver a Preferred Stock Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Stock Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Stock Basic Maintenance Amount, as of the relevant Valuation Date.

     (c) Within ten Business Days after the date of delivery of a Preferred Stock Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS):

          (i) the mathematical accuracy of the calculations reflected in such Preferred Stock Basic Maintenance Report (and in any other Preferred Stock Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Fund during the quarter ending on such Quarterly Valuation Date),

          (ii) that, in such Preferred Stock Basic Maintenance Report (and in such randomly selected Preferred Stock Basic Maintenance Report), the Fund correctly determined in accordance with this Statement the assets of the Fund which constitute Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS),

          (iii) that, in such Preferred Stock Basic Maintenance Report (and in such randomly selected Preferred Stock Basic Maintenance Report), the Fund determined whether the Fund had, at such Quarterly
               Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with this Statement, Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount and Fitch Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount,

          (iv) with respect to the S&P ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Account and shall provide a listing in its letter of any differences,

          (v) with respect to the Fitch ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Stock Basic Maintenance Report, that such information has been verified by Fitch (in the event such information is not verified by Fitch, the Independent Accountant will inquire of Fitch what such information is, and provide a listing in its letter of any differences),

          (vi) with respect to the Moody's ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Stock Basic Maintenance Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences) and

          (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Accountant has traced the price used in such Preferred Stock Basic Maintenance Report to the bid or mean price listed in such Preferred Stock Basic Maintenance Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Auditor's Confirmation").

     (d) Within ten Business Days after the date of delivery of a Preferred Stock Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Stock Basic Maintenance Amount, and relating to the Preferred Stock Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Stock Basic Maintenance Amount, the Fund shall cause the Independent Auditors to provide to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) an Auditors' Confirmation as to such Preferred Stock Basic Maintenance Report.

     (e) If any Auditor's  Confirmation  delivered  pursuant to paragraph (c) or
(d) of this Section 6 shows that an error was made in the Preferred Stock Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the AMPS) or Fitch Eligible Assets (if Fitch is then rating the
AMPS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Stock Basic Maintenance Report to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the
AMPS) promptly following receipt by the Fund of such Auditors' Confirmation.

     (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any AMPS, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) a Preferred Stock Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to the Auction Agent (if either Moody's or Fitch is then rating the AMPS), Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of Fitch Eligible Assets reflected thereon equals or exceeds the Preferred Stock Basic Maintenance Amount reflected thereon.

     (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Stock or (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the Fitch Eligible Assets to the Preferred Stock Basic Maintenance Amount is less than or equal to 105%, or
(iii) whenever requested by Moody's or Fitch, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), as the case may be, a Preferred Stock Basic Maintenance Report as of the date of such event.

     7. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

     (a) Dividends on Shares Other Than the AMPS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of stock of the Fund ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of stock of the Fund ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of stock ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Fund and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

     (b) Dividends and Other Distributions with Respect to Common Stock Under the 1940 Act. The Fund shall not declare any dividend (except a dividend payable in Common Stock), or declare any other distribution, upon the Common Stock, or purchase Common Stock, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

     (c) Other Restrictions on Dividends and Other Distributions. For so long as any AMPS are outstanding, and except as set forth in paragraph (a) of this
Section 7 and paragraph (c) of Section 9 of this Part I,

          (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Stock or any other shares of the Fund ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto, and

          (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Stock or any other shares of the Fund ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) would at least equal the Preferred Stock Basic Maintenance Amount.

     8. RATING AGENCY RESTRICTIONS.

     (a) Moody's Restrictions. For so long as any shares of AMPS are rated by Moody's, the Fund may buy or sell option contracts or write call options on portfolio securities, swaps and securities lending, however if the Fund intends to buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts, it must receive written confirmation from Moody's to engage in such transactions as they could impair the ratings then assigned to the shares of AMPS by Moody's, (collectively "Moody's Hedging Transactions"), subject to the following limitations:

          (i) Future And Call Options: For purposes of the Preferred Stock Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Moody's Eligible Assets. Likewise, assets held in segregated accounts, including assets used to cover good faith margin deposits and maximum daily variation payments, in connection with such futures and any uncovered call options shall not be included as Moody's Eligible Assets. For call options purchased by the Fund, the Market Value of the call options will be included as Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Fund and Moody's.

          (ii) Securities Lending: The Fund may engage in securities lending in an amount not to exceed 10% of the Fund's total gross assets or such other percentage as the Fund and Moody's may agree. For purposes of calculating the Preferred Stock Basic Maintenance Amount, such securities lent shall be included as Moody's
               Eligible Assets with the appropriate Moody's Discount Factor applied to each such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Stock Basic Maintenance Amount. Moreover, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these terms of the AMPS in securities that otherwise would qualify as Moody's Eligible
               Assets. As collateral for securities lent, the Fund also may receive securities that otherwise would qualify as Moody's Eligible Assets. In either such event, to the extent that the securities lending collateral constitutes Moody's Eligible Assets, if the value of such collateral exceeds, whether due to appreciation or otherwise, the value of the securities lent, in each case after applying the appropriate Moody's Discount Factor, such excess shall be included as a Moody's Eligible Asset. Conversely, if the discounted value of such securities lending collateral is less than the discounted value of the securities lent, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Stock Basic Maintenance Amount.

If not otherwise provided for in (a)(i)-(ii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Valuation Procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Stock Basic Maintenance Amount. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will either have a mutually agreed upon valuation by Moody's and the Fund for purposes of determining Moody's Eligible Assets or will be excluded from Moody's Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in-the-money) will be valued as follows for purposes of determining Moody's Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (2) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty, with the remaining amount after these reductions then added to Moody's Eligible Assets.

For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Stock Basic Maintenance Amount, the Discounted Value of all Forward Commitments (defined below) to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

          (iii) Exchange Traded Future, Etc. If the Fund purchases or sells any exchange-traded futures, option or option on futures contract based on an index approved by Moody's, it is subject to the following limitations (transactions that are terminating contracts already held by the Fund are exempt):

          For financial futures contracts based on an index the total number of contracts purchased should not exceed 10% of the average open interest for the 30 days preceding the purchase of such transaction as reported by The Wall Street Journal or other respectable news source approved by Moody's;

          Financial futures contracts based on an index approved by Moody's are limited to 80% of Moody's Eligible Assets or 50% of the Fund's holdings, whichever is greater; and

          Financial futures contracts based on an index should be limited to clearinghouses that are rated no lower than A by Moody's (or, if not rated by Moody's but rated by S&P or Fitch, rated A by S&P or Fitch).

The Fund may engage in financial futures contracts to close out any outstanding financial futures contract based on any index approved by Moody's, if the average open interest for the 30 days preceding the transaction as reported by The Wall Street Journal or any other respectable news source approved by Moody's is equal to or greater than the amount to be closed as determined by Moody's and the Fund.

The Fund will engage in a Closing Transaction (defined below) to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

The Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

The Fund will not:

          (A) Engage in options and futures transactions for leveraging or speculative purposes;

          (B) Write any call option or sell any financial futures contracts for the purpose of hedging an anticipated purchase of an asset;

          (C) Enter into an option or futures transaction unless Moody's has been notified of the Fund's intentions. In addition, the Fund must present to Moody's that it will continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount.

For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Stock Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Fund is obligated to deliver to Moody's shall be as follows:

          (A) The call option written by the Fund must be either exchange-traded and "readily reversible" or expires within 49 days after the date of valuation and should be valued at the lesser of:

               (i)  The Discounted Value, or

               (ii) The exercise price of the call option written by the Fund;

          (B) Assets subject to call options written by the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

          (C) Assets subject to put options written by the Fund shall be valued at the lesser of:

               (i)  The exercise price of the put option, or

               (ii) The Discounted Value of the subject security; and

          (D) Where delivery of a security or class of securities may be made to the Fund, it shall take delivery of the security or class of securities with the lowest Discounted Value.

          (iv) Adjustments for Options and Futures Contracts. For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Stock Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:

               (A)  10% of the exercise price of a written call option;

               (B)  The exercise price of any written put option;

               (C) The settlement price of the underlying futures contract if the Fund writes put options on a futures contract; and

               (D) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

          (v) Forward Commitments. For so long as any AMPS are rated by Moody's, the Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("Forward Commitments"), provided that:

               (A) The Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1, MIG-1, or Baa or higher by Moody's or, if not rated by Moody's, rated A1+/AA, SP-1+/AA, A or AA or higher by S&P, and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

               (B) The Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount.

          For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Stock Basic Maintenance Amount, the Discounted Value of Forward Commitments will be calculated by applying the respective Moody's Discount Factor.

     (b) Fitch Restrictions. For so long as any AMPS are rated by Fitch, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such AMPS by Fitch, except that the Fund may enter into Interest Rate Swaps, purchase or sell exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchase, write or sell exchange-traded put options on such futures contracts, and purchase, write or sell exchange-traded call options on such financial futures contracts, and put and call options on such financial futures contracts ("Fitch Hedging Transactions"), subject to the following limitations:


          (i) The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("Closing Transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (ii) The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

          (A) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 60% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and at least rated AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated AAA by S & P); or

          (B) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

          (iii) The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund; and

          (iv) The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount.

          (c) For so long as shares of AMPS are rated by either Moody's or Fitch, the Fund will not, unless it has received written confirmation from Moody's or Fitch, as the case may be, that such action would not impair the ratings then assigned to shares of AMPS by Moody's or Fitch, as the case may be:

          (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $5.5 million and an amount equal to 5% of the Market Value of the Fund's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets to be less than the Preferred Stock Basic Maintenance Amount),

          (ii) engage in short sales of securities;

          (iii) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund;

          (iv) reissue any AMPS previously purchased or redeemed by the Fund;

          (v) merge or consolidate into or with any other investment company or entity;

          (vi) change the Pricing Service; or

          (vii) engage in reverse repurchase agreements.

     9. REDEMPTION.

     (a)  Optional Redemption.

          (i) To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may, without the consent of the Holders of AMPS, redeem AMPS having a Dividend Period of one year or less, in whole or in part, on the business day after the last day of such Dividend Period upon not less than fifteen calendar days' and not more than forty calendar days' prior notice. The optional redemption price per share will be the Liquidation Preference per share, plus an amount equal to accumulated but unpaid Dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provision, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto (i) the Fund has available certain Deposit Securities with maturities or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reasons of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Stock Basic Maintenance Amount. Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS, and all other shares of outstanding Preferred Stock have been or are being contemporaneously paid or set aside for payment. A Notice of Special Dividend Period relating to a Special Dividend Period of shares of a series of AMPS, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Dividend Period or shall be redeemable during the whole or any part of such Special Dividend Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

          (ii) If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

          (iii) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (A) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of the redemption of such shares on such redemption date, and (B) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) each at least equals the Preferred Stock Basic Maintenance Amount, and would at least equal the Preferred Stock Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (B) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Stock Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

     (b) Mandatory Redemption. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the AMPS, if the Fund fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Stock Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Share Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS, and such failure is not cured on or before the Preferred Stock Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of AMPS, together with all other Preferred Stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Stock Basic Maintenance Amount or maintaining the 1940 Act Preferred Share Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other Preferred Stock the redemption or retirement of which would have had such result, all AMPS and other Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of AMPS, together with all other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds otherwise legally available therefor in accordance with the Charter and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Stock Basic Maintenance Amount or the 1940 Act Preferred Share Asset Coverage, as the case may be, pro rata among AMPS and other Preferred Stock (and, then, pro rata among each series of AMPS) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than twenty days nor later than forty days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of the AMPS and other Preferred Stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to forty days after such Cure Date, the Fund shall redeem those AMPS and other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to this paragraph (b), the shares of such series to be redeemed shall be selected by lot or such other method that the Fund deems fair and equitable.

     (c) Notice of Redemption. If the Fund determines or is required to redeem shares of a series of AMPS pursuant to paragraph (a) or (b) of this Section 9, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the Share Books on the record date established by the Board of Directors and to the Auction Agent. Such Notice of Redemption shall be so mailed not less than fifteen nor more than forty days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (vii) that the Holders of any shares of a series of AMPS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 9 under which such redemption is made. If fewer than all shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 9 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 9, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

     (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed.

     (f) Auction Agent as Trustee of Redemption Payments by Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

     (g) Shares for Which Notice of Redemption Has Been Given Are no Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 9, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. The Auction Agent shall pay the Redemption Price to the Holders of AMPS subject to redemption upon surrender of the certificates for the shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) to be redeemed in accordance with the Notice of Redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of ninety days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of AMPS so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

     (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 9, the Fund shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

     (i) Only Whole AMPS May be Redeemed. In the case of any redemption pursuant to this Section 9, only whole AMPS shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

     (j) Modification of Redemption Procedures. Notwithstanding any of the foregoing provisions of this Section 9, the Fund may modify any or all of the requirements relating to the Notice of Redemption without the consent of the Holders of the AMPS or holders of Common Stock, provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of AMPS, and (ii) the Fund receives written notice from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such modification would not impair the ratings assigned by Moody's and Fitch to shares of AMPS.

     10. LIQUIDATION RIGHTS.

     (a) Ranking. The shares of a series of AMPS shall rank on a parity with each other, with shares of any other series of Preferred Stock and with shares of any other series of AMPS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

     (b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of shares of the Fund ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Fund.

     (c) Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

     (e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

     (f) Liquidation Preference Opt-Out. In determining whether a distribution (other than upon voluntary or involuntary dissolution) by dividend, redemption or other acquisition of shares of stock of the Fund or otherwise is permitted under the Maryland General Corporation Law, amounts that would be needed, if the Fund were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the Holders of the AMPS will not be added to the Fund's total liabilities.

     11. MISCELLANEOUS.

     (a) Modification of Terms. Subject to the provisions of these terms of the AMPS, the Board of Directors may, without stockholder approval (except as otherwise provided by these terms of the AMPS or required by applicable law), modify these terms of the AMPS to reflect any change hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 4 hereof, this
Section 11 or otherwise without stockholder approval.

     (b) No Fractional Shares. No fractional shares of AMPS shall be issued.

     (c) Status of AMPS Redeemed, Exchanged or Otherwise Acquired by the Fund. AMPS which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Common Stock without further designation as to class or series.

     (d) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Directors may modify, interpret or adjust the provisions of these terms of the AMPS to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these terms of the AMPS with respect to any series of AMPS prior to the issuance of shares of such series.

     (e) Headings Not Determinative. The headings contained in these terms of the AMPS are for convenience of reference only and shall not affect the meaning or interpretation hereof.

     (f) Notices. All notices or communications, unless otherwise specified in the By-Laws of the Fund or these terms of the AMPS, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

     (g) Certificate for AMPS. Except as may be otherwise provided by the Board of Directors, and subject to Section 7 of Part II of these terms of the AMPS, Holders of the AMPS are not entitled to certificates representing the shares of stock held by them.

                                    PART II

     1. ORDERS.

     (a) Prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:

          (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                    (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

                    (B) the number of Outstanding shares, if any, of such series to be purchased or held by such Beneficial Owner, if the Applicable Rate for shares of such series for the next Dividend Period is not less than the rate specified in the bid, which shares such Beneficial Owner shall be deemed to offer to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                    (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series; and

          (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

     (b)  Bidding and Selling.

          (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                    (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                    (B) such number or a lesser number of Outstanding  shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                    (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such Series and Sufficient Clearing Bids for shares of such series do not exist.

          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                    (A)  the  number  of  Outstanding   shares  of  such  series
               specified in such Sell Order; or

                    (B) such number or a lesser number of Outstanding  shares of such  series  as set forth in clause  (iii) of  paragraph  (b) of
               Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker Dealer believes it is not the Existing Holder of such shares.

          (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                    (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                    (B) such number or a lesser number of Outstanding  shares of such  Series  as set  forth in  clause  (v) of  paragraph  (a) of
               Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

     (c) No Order for any number of AMPS other than whole shares shall be valid.

     2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

     (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

          (ii) the aggregate number of shares of such series that are the subject of such Order;

          (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

               (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

               (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

               (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

          (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

     (c) If an Order or Orders covering all of the outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than ninety-one days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

          (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

          (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

               (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

               (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

               (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause
                    (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

     (e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

     (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.

     (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

          (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS" of such series);

          (ii) from the Submitted Orders for shares of such series whether:

               (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Applicable Rate for shares of such series; exceeds or is equal to the sum of;

               (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Applicable Rate for shares of such series; and

               (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

          (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

               (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

               (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause
                    (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available AMPS of such series.

     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Applicable Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

          (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

          (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Applicable Rate for shares of such series; or

          (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the Dividend Period to which such Auction relates shall be a Minimum Dividend Period and the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be 90% of the applicable Reference Rate on such Auction Date.

     4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of
Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

     (a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

          (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

          (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

          (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ("remaining shares") in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the number of AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

          (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

     (b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

          (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be accepted; and

          (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Applicable Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

     (c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole AMPS.

     (e) If, as a result of the procedures  described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole shares of AMPS of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.

     (f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

     (g) None of the Fund, the Advisers, the Auction Agent nor any affiliate of any of them, shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

     5. AUCTION AGENT. For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which however may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

     6. TRANSFER OF AMPS. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

     7. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period, (i) all of the shares of a series of AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of AMPS shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

     8. FORCE MAJEURE.

     (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

     (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

          (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

THIRD: The shares of Auction Market Preferred Stock have been classified and designated by the Board of Directors under the authority contained in the Charter.

FOURTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FIFTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to by its Secretary on this 13th day of October, 2005.




ATTEST:                               BOULDER GROWTH & INCOME FUND, INC.



/s/ Stephanie Kelley                      /s/ Stephen C. Miller

_______________________________       By:_________________________________[SEAL)

Stephanie Kelley, Secretary                Stephen C. Miller, President

                                   APPENDIX A

                              SETTLEMENT PROCEDURES



     Capitalized terms used herein shall have the respective meanings specified in the Articles Supplementary.

     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i)  the  Applicable  Rate  fixed  for the  next  succeeding  Dividend
               Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of AMPS, if any, to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of AMPS, if any, to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of AMPS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of AMPS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the AMPS.

     (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of AMPS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of AMPS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold AMPS of the Applicable Rate for the next succeeding Dividend Period;

          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

     (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any AMPS received by it pursuant to (b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

     (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to
               (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

     (e) On the day after the Auction Date:

          (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

     (f) If a Beneficial Owner selling AMPS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole AMPS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of AMPS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.

                                   APPENDIX C

                            RATING AGENCY GUIDELINES

                     ____________________ INVESTMENT COMPANY

                               MOODY'S GUIDELINES

     Below is set forth for __________________ Investment Company (the "Company") the Moody's Guidelines, as defined in the Articles Supplementary of the auction rate preferred stock (the "ARP Shares"). Capitalized terms not defined herein shall have the same meanings as defined in the Articles Supplementary. Moody's may amend, alter or change these Moody's Guidelines, in its sole discretion, provided however, that Moody's provide any such amendments, alterations or changes to the Company in writing.

1.   CERTAIN OTHER RESTRICTIONS

     For so long as any principal amount of ARP Shares is Outstanding and Moody's is then rating the ARP Shares, the Company will not, unless it has received written confirmation from Moody's (if Moody's is then rating ARP Shares), that any such action would not impair the rating then assigned by such rating agency to a series of ARP Shares, engage in any one or more of the following transactions:

     (a) write unsecured put or uncovered call options on portfolio securities;

     (b) issue additional series of ARP Shares or any class or series of shares ranking prior to or on a parity with ARP Shares with respect to the payment of interest and principal or the distribution of assets upon dissolution, liquidation or winding up of the Company, or reissue any ARP Shares previously purchased or redeemed by the Company;

     (c) engage in any "naked" short sales of securities in excess of either of the following limitations: (i) measured on a daily basis, the market value of all such "naked" short sale positions will not exceed 2% of the Company's total assets, and (ii) at the time of entering into any such short sales, the market value of all such short sale positions immediately following such transaction shall not exceed 2% of the Company's total assets;

     (d) lend portfolio securities; or

     (e) merge or consolidate into or with any other corporation.

2.   COMPLIANCE PROCEDURES FOR ASSET MAINTENANCE TESTS.

     (a) The Company shall deliver to Moody's (if Moody's is then rating ARP Shares), a certificate with respect to the calculation of the ARP Shares Basic Maintenance Amount (a "ARP Shares Basic Maintenance Certificate") as of (A) the Original Issue Date, (B) the last Valuation Date of each month, (C) any date requested by any rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Company's cure of a failure to meet the ARP Shares Basic Maintenance Amount test, (E) any day that common shares, preferred shares or ARP Shares are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the ARP Shares Basic Maintenance Amount. Such ARP Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) above on or before the seventh Business Day following the Original Issue Date and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

     (b) The Company shall deliver to Moody's (if Moody's is then rating ARP Shares), a certificate with respect to the calculation of the 1940 Act ARP Shares Asset Coverage and the value of the portfolio holdings of the Company (a "1940 Act ARP Shares Asset Coverage Certificate") (i) as of the Original Issue Date, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and
(B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act ARP Shares Asset Coverage. Such 1940 Act ARP Shares Asset Coverage Certificate shall be delivered in the case of clause (i) above on or before the seventh Business Day following the Original Issue Date and in the case of clause (ii) above on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates of
(a) and (b) of this Section may be combined into a single certificate.

     (c) Within ten Business Days of the Original Issue Date, the Company shall deliver to the Auction Agent and Moody's (if Moody's is then rating ARP Shares), a letter prepared by the Company's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Company in the MMP Share Basic Maintenance Certificate and the 1940 Act ARP Shares Asset Coverage Certificate required to be delivered by the Company as of the Original Issue Date. Within ten Business Days after the last Valuation Date of each fiscal year of the Company on which a ARP Shares Basic Maintenance Certificate is required to be delivered, the Company will deliver to the Auction Agent and Moody's (if Moody's is then rating ARP Shares), an Accountant's Certificate regarding the accuracy of the calculations made by the Company in such ARP Shares Basic Maintenance Certificate. Within ten Business Days after the last Valuation Date of each fiscal year of the Company on which a 1940 Act ARP Shares Asset Coverage Certificate is required to be delivered, the Company will deliver to the Auction Agent and Moody's (if Moody's is then rating ARP Shares), an Accountant's Certificate regarding the accuracy of the calculations made by the Company in such 1940 Act ARP Shares Asset Coverage Certificate. In addition, the Company will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Company on each ARP Shares Basic Maintenance Certificate and 1940 Act ARP Shares Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph
(a) or clause (ii)(B) of paragraph (b) of as the case may be, within ten days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Company's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Company's independent accountants will be conclusive and binding on the Company with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Company's independent accountants will be conclusive and binding on the Company; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the ARP Shares Basic Maintenance Amount on any prior Valuation Dates.

     (d) The Accountant's Certificates referred to in paragraph (c) will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related ARP Shares Basic Maintenance Amount and 1940 Act ARP Shares Asset Coverage Certificates, as the case may be, and (ii) that the Company determined whether the Company had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount in accordance with the Articles Supplementary.

3.   DEFINITIONS.

     (a) "APPROVED PRICE" means the "fair value" as determined by the Company in accordance with the valuation procedures adopted from time to time by the Board of Directors of the Company and for which the Company receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

     (b) "BANK LOANS" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

     (c) "ARP SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date means the dollar amount equal to:

          (i) the sum of (A) the product resulting from multiplying the number of Outstanding ARP Shares on such date by $25,000 plus any redemption premium; (B) the aggregate amount of interest that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Interest Payment Date that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Interest Payment Date); (C) the amount of anticipated Company non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the ARP Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to ARP Shares or Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D); less

          (ii) the sum of any cash plus the value of any of the Company's assets irrevocably deposited by the Company for the payment of any (i)(B) through
     (i)(E) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

     (d) "MOODY'S DISCOUNT FACTOR" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. In addition to the reporting required above in Section 2 above, the Company must notify Moody's if the portfolio coverage ratio of the Discounted Value of Moody's Eligible Assets to liabilities is less than 150%. Computation of the MMP Share Basic Maintenance Amount test requires the use of the diversification table under Section 3(e) below prior to applying the Moody's Discount Factors noted below and after identifying Moody's Eligible Assets. The Moody's Discount Factor for any Moody's Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by Moody's.

          (i) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non convertibles).

                       TERM TO MATURITY OF CORPORATE DEBT

                             MOODY'S RATING CATEGORY

SECURITY(1)                              AAA        AA          A          BAA        BA         B          UNRATED(2)
---------------------------------------- ---------- ---------- ----------- ---------- ---------- ---------- -----------
1 year or less                           109%       112%       115%        118%       137%       150%       250%
2 years or less (but longer than 1       15         18         122         125        146        160        250
year)
3 years or less (but longer than 2       120        123        127         131        153        168        250
years)
4 years or less (but longer than 3       126        129        133         138        161        176        250
years)
5 years or less (but longer than 4       132        135        139         144        168        185        250
years)
7 years or less (but longer than 5       139        143        147         152        179        197        250
years)
10 years or less (but longer than 7      145        150        155         160        189        208        250
years)
15 years or less (but longer than 10     150        155        160         165        196        216        250
years)
20 years or less (but longer than 15     150        155        160         165        196        228        250
years)
30 years or less (but longer than 20     150        155        160         165        196        229        250
years)
Greater than 30 years...........         165        173        181         189        205        240        250


(1) The Moody's Discount Factors above for corporate debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Company will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value.

          However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

     For corporate debt securities that do not pay interest in U.S. dollars, the company sponsor will contact Moody's to obtain the applicable currency conversion rates.

          (ii)  Preferred   stock:  The  Moody's  Discount  Factor  for  taxable
     preferred stock shall be:


                          Aaa........................       150%
                          Aa.........................       155%
                          A..........................       160%
                          Baa........................       165%
                          Ba.........................       196%
                          B..........................       216%
                          Less than B or Not Rated          250%


     Preferred stock whose dividends are eligible for the dividends received deduction under the Code ("DRD") will be assigned a different Moody's Discount Factor. Investment grade DRDs will be given a 165% Moody's Discount Factor and non-investment grade DRDs will receive a 216% Moody's Discount Factor.

          (iii)  Common stock:

COMMON STOCKS           UTILITY INDUSTRIAL FINANCIAL

7 week exposure period  170%    264%       41%

          (iv) Convertible securities (including convertible preferreds):

     Equity - the convertibles is this group would have a delta that ranges between 1-.8. For investment grade bonds the discount factor would be 195% and for below investment grade securities the discount factor would be 229%.

     Total Return - the convertibles in this group would have a delta that ranges between .8-.4. For investment grade bonds the discount factor would be 192% and for below investment grade securities the discount factor would be 226%.

     Yield Alternative - the convertibles in this group would have a delta that ranges between .4-0. For this category the discount factors used are based on Moody's rating for corporate debt securities table.

          Any unrated convertible bonds would receive a discount factor of 250%.

          Upon conversion to common stock, the discount factors applicable to common stock in (iii) above will apply.

               (v) Common Stock, Preferred Stock and Corporate Debt Securities of REITs:

                    (A) For corporate debt securities of REITs, apply the Moody's Discount Factors in (i) above.

                    (B)  For  common  stock and  preferred  stock of REITs,  the
                         Moody's   Discount   Factor  shall  be  the  percentage
                         specified in the table set forth below:

                                                                                         MOODY'S DISCOUNT
                                                                                         FACTOR
                                                                                         -----------------------------
common stock of REITs...............................................................     154%

preferred stock of REITs with a Moody's S&P or Fitch rating (including a Senior          154%
Implied Rating).....................................................................

without a Moody's S&P or Fitch rating (including a Senior Implied Rating)...........     208%


                    (C)  Notwithstanding   the  above,  a  Moody's  Discount
                         Factor of 250% will be applied: (1) to those assets in a single NAREIT industry category/sector which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets; (2) if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding; or (3) if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

          (vi) Short-Term Instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities and Short Term Money Market Instruments will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

          (vii) U.S. Government Securities and U.S. Treasury Strips:

REMAINING TERM TO MATURITY                      U.S. GOVERNMENT                 U.S. TREASURY STRIPS
                                                SECURITIES DISCOUNT FACTOR      DISCOUNT FACTOR
1 year or less                                  107%                            107%
2 years or less (but longer than 1 year)        113                             115
3 years or less (but longer than 2 years)       118                             121
4 years or less (but longer than 3 years)       123                             128
5 years or less (but longer than 4 years)       128                             135
7 years or less (but longer than 5 years)       135                             147
10 years or less (but longer than 7 years)      141                             163
15 years or less (but longer than 10 years)     146                             191
20 years or less (but longer than 15 years)     154                             218
30 years or less (but longer than 20 years)     154                             244

          (viii) Sovereign debt securities: The Moody's Discount Factor for sovereign debt securities of qualified sovereign nations shall be 250% if such obligation is denominated in U.S. dollars or Euros. If the obligation is denominated in a currency other than U.S. dollars or Euros, the Moody's Discount Factor above will be adjusted by a factor as determined in writing by Moody's.

          (ix) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

          (x) Bank Loans: The Moody's Discount Factor applied to senior Bank Loans ("Senior Loans") shall be the percentage specified in accordance with the table set forth below (or such lower percentage as Moody's may approve in writing from time to time):

                             MOODY'S RATING CATEGORY
                                                                             CAA AND BELOW INCLUDING
TYPE OF LOAN                           AAA-A          BAA AND BA(1)          DISTRESSED AND B(1)       UNRATED)(1)
-------------------------------------- -------------- ---------------------- ------------------------- ---------------
Senior Loans greater than $250 MM      118%           136%                   149%                      250%
non-Senior Loans greater than $250 MM  128%           146%                   159%                      250%
loans less than $250 MM                139%           156%                   169%                      270%


(1) If a Senior Loan is not rated by any of Moody's, S&P or Fitch Ratings, the Company will use the applicable percentage set forth under the column entitled "Caa and below (including distressed and unrated)" in the table above. Ratings assigned the S&P and/or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of securities for which the ratings by S&P and/or Fitch do not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch (i.e., these rating agencies assign different rating categories to the security) will be accepted at the lower of the two ratings; provided however, that, in a situation where a security is rated "B" (or equivalent) by a given rating agency and rated "Ccc" (or equivalent) by another rating agency, the Company will use the applicable percentage set forth under the column entitled "B" in the table above.

     (e) "MOODY'S ELIGIBLE ASSETS" means:

          (i) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

          (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

          (iii) U.S. Government Securities and U.S. Treasury Strips;

          (iv) Rule 144A Securities;

          (v) Senior Loans and other Bank Loans approved by Moody's;

          (vi) corporate debt securities if (A) such securities are rated B3or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act of 1933, as amended ("Securities Act") or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Company's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

     Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Company) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

          (vii) preferred stocks if (A) dividends on such preferred stock are cumulative, or if non-cumulative the Discount Factor should be amplified by a factor of 1.10x Moody's listed Discount Factor (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) if such security consists of $1,000 par bonds that tend to trade over-the-counter, (E) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (F) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the diversification requirements set forth in the table below and the preferred stock issue must be greater than $50 million;

          (viii)  common  stocks  (i)  which  (A)  are  traded  on a  nationally recognized stock exchange (as approved by Moody's) or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in US dollars and (C) may be sold without restriction by the Company; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Company, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Company's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Company's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the US dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Company's holdings of securities denominated in currencies other than the US dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Company's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

          (ix) sovereign debt securities. Debt securities of non-U.S. sovereign nations if they are obligations of qualified sovereign nations provided in writing by Moody's.

          (x) interest rate swaps if: (A) the aggregate notional amount of interest rate swaps will not exceed the aggregate principal amount of outstanding ARP Shares issued by the Company; (B) the counterparties to interest rate swaps will not have senior unsecured ratings which are below Moody's A3. In connection with interest rate swaps, the Company will provide to Moody's full disclosure of ISDA agreements with all companion credit annexes enumerating termination events along with terms of the interest rate swaps shall be provided to Moody's within a reasonable time frame prior to entering into the interest rate swap arrangement and all assignments and amendments will be disclosed by the Company in writing to Moody's.

     The ARP Shares Basic Maintenance Certificate shall include the following information about each interest rate swap held by the Company: (A) term; (B) variation margin; (C) name of counterparty; and (D) termination value. The variation margin and termination value of interest rate swaps will be factored into the ARP Shares Basic Maintenance Amount test as follows: (A) the weekly variation margin of swap when positive will count as Moody's Eligible Assets and will be by discounted by the Moody's Discount Factor for corporate debt securities in C.(i) above based on the ratings of the interest rate swap counterparties; (B) the weekly negative variation margin of an interest rate swap will be deducted from aggregate Moody's Eligible Assets; (C) all segregated assets in connection with interest rate swaps will not be considered Moody's Eligible Assets; (D) the market value of an interest rate swap, when negative, will not count as a Moody's Eligible Asset; and (E) the termination value of an interest rate swap will be deemed to be a current liability for purposes of calculating the ARP Shares Basic Maintenance Amount.

          (xi) financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act of 1940, as amended, not otherwise provided for in this definition but only upon receipt by the Company of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Company that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the ARP Shares.

     Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:

               (A)  have not filed for bankruptcy with the past years;

               (B) are current on all principle and interest in their fixed income obligations;

               (C)  are current on all preferred stock dividends;

               (D) possess a current, unqualified auditor's report without qualified, explanatory language.

     In addition, portfolio holdings (except common stock) as described above must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                                         MAXIMUM SINGLE            MAXIMUM SINGLE           MINIMUM ISSUE SIZE ($
RATINGS(1)                               ISSUER(2)(3)              INDUSTRY(3)(4)           IN MILLION)(5)
---------------------------------------- ------------------------- ------------------------ -------------------------
Aaa............................          100%                      100%                     $100
Aa.............................          20                        60                       100
A..............................          10                        40                       100
Baa............................          6                         20                       100
Ba.............................          4                         12                       50(6)
B1-B2..........................          3                         8                        50(6)
B3 or Below....................          2                         2                        50(6)


                    (1) Refers to the preferred stock and senior debt rating of the portfolio holding.

                    (2) Companies subject to common ownership of 25% or more are considered as one issuer.

                    (3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

                    (4) Industries are determined  according to Moody's Industry
                    Classifications,   as  defined  herein.

                    (5) Except for preferred stock, which has a minimum issue size of $50 million.

                    (6) Portfolio holdings from issues ranging from $50 million to $100 million and are limited to 20% of the Company's total assets.

     Portfolio holdings that are common stock as described above must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                                MAXIMUM SINGLE ISSUER        MAXIMUM SINGLE INDUSTRY
INDUSTRY CATEGORY               (%)(1)                       (%)(1)                       STATE (%)(1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Utility                         4                            50                           7(2)
Utility                         4                            45                           7
Financial                       5                            40                           6
Other                           6                            20                           n/a


     (1) Percentages represent both a portion of the aggregate market value and the number of outstanding shares of the common stock portfolio.
     (2)  Utility  companies   operating  in  more  than  one  state  should  be
diversified according to the State of incorporation.

     Where the Company sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Company is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Company purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Company thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of ARP Shares Basic Maintenance Amount or to the extent it is subject to any liens, as well as segregated assets, except for (A) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Company will not affect the status of such asset as a Moody's Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Company by its investment manager or portfolio manager, the Company's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Company in connection with an outstanding derivative transaction.

     (f) "MOODY'S EXPOSURE PERIOD" means the period commencing on a given Valuation Date and ending 7 days thereafter.

     (g)   "MOODY'S   HEDGING   TRANSACTIONS"   means   purchases  or  sales  of
exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, subject to the following limitations:

          (i) the Company will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than transactions that terminate a future contract or option held by the Company by the Company's taking the opposite position thereto ("Closing Transaction")) that would cause the Company at the time of such transaction to own or have sold:

               (A) Outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

               (B) Outstanding financial futures contracts based on any index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Company constituting Moody's Eligible Assets owned by the Company;

          (ii) The Company will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than (Closing Transactions)) that would cause the Company at the time of such transaction to own or have sold:

               (A) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Company and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AA by S&P and Fitch); or

               (B) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 50% of the aggregate Market Value of all portfolio securities of the Company constituting Moody's Eligible
                    Assets owned by the Company (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated BBB or A by S&P or Fitch);

          (iii) The Company will engage in (Closing Transaction) to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Company;

          (iv) The Company will engage in a (Closing Transaction) to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a (Closing Transaction) to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

          (v) The Company will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

          (vi) The Company (A) will not engage in options, including caps and floors, and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative and will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

          (vii) The Company will not enter into an option or futures transaction unless, after giving effect thereto, the Company would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the ARP Shares Basic Maintenance Amount.

     (h) "MOODY'S INDUSTRY CLASSIFICATIONS" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the ARP Shares).

          (i) Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition.

          (ii) Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers.

          (iii) Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables.

          (iv) Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil.

          (v) Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products
     (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development.

          (vi) Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers.

          (vii)  Packaging and Glass:  Glass,  Fiberglass,  Containers  made of:
     Glass, Metal, Paper, Plastic, Wood or Fiberglass.

          (viii)  Personal  and  Non-Durable  Consumer  Products  (Manufacturing
     Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies.

          (ix) Diversified/Conglomerate Manufacturing.

          (x) Diversified/Conglomerate Service.

          (xi)  Diversified  Natural  Resources,  Precious  Metals and Minerals:
     Fabricating, Distribution.

          (xii) Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal.

          (xiii) Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology.

          (xiv) Finance: Investment Brokerage, Leasing, Syndication, Securities.

          (xv) Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers.

          (xvi) Grocery: Grocery Stores, Convenience Food Stores.

          (xvii) Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment.

          (xviii) Home and Office Furnishings,  Housewares, and Durable Consumer
     Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges.

          (xix) Hotels, Motels, Inns and Gaming.

          (xx) Insurance: Life, Property and Casualty, Broker, Agent, Surety.

          (xxi) Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution.

          (xxii) Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
     Industrial, Machine Tools, Steam Generators.

          (xxiii) Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing.

          (xxiv) Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling.

          (xxv) Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment.

          (xxvi) Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport.

          (xxvii) Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom.

          (xxviii)  Telecommunications:   Local,  Long  Distance,   Independent,
     Telephone, Telegraph, Satellite, Equipment, Research, Cellular.

          (xxix) Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes.

          (xxx) Personal Transportation: Air, Bus, Rail, Car Rental.

          (xxxi) Utilities: Electric, Water, Hydro Power, Gas.

          (xxxii) Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies.

     The Company will use SIC codes in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Company considers necessary.

     (i) "PERFORMING" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

     (j) "PRICING SERVICE" means any pricing service designated by the Board of Directors of the Company and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Company has Eligible Assets with an aggregate Discounted Value that equals or exceeds the ARP Shares Basic Maintenance Amount.

     (k) "SENIOR IMPLIED RATING" is an NRSRO's opinion of a corporate family's ability to honor its financial obligations and is assigned by the NRSRO to a corporate family as if it had: a single class of debt; or a single consolidated legal entity structure.

     (l) "SHORT-TERM MONEY MARKET INSTRUMENT" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Company, the remaining term to maturity thereof is not in excess of 180 days:

          (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

          (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii) overnight funds;

          (iv) U.S. Government Securities; and

          (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or fund company that has (1) credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Company, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or fund company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Company); and provided further, that the interest receivable by the Company shall not be subject to any withholding or similar taxes.

     (m) "U.S. GOVERNMENT SECURITIES" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.

     (n) "U.S. TREASURY SECURITIES" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

     (o) "U.S. TREASURY STRIPS" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

                        FITCH PREFERRED SHARES GUIDELINES

Below is set forth for each registered investment company listed in Appendix A hereto (each are referred to as the "Fund") the Fitch Preferred Shares Guidelines ("Fitch Guidelines"), as defined in the Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Preferred Shares (the "Statement"). Capitalized terms not defined herein shall have the same meanings as defined in the Statement. Fitch may amend, alter or change these Fitch Guidelines, in its sole discretion, provided however, that Fitch provide any such amendments, alterations or changes to the Fund in writing. Any documents provided to Fitch pursuant to this document shall be delivered to Fitch electronically at the following email address:
funds.surveillance@fitchratings.com. To the extent that the Fitch Guidelines conflict with the terms of the Statement, the Fitch Guidelines shall control.

1.   Definitions.

          a. "Preferred Shares Basic Maintenance Amount" as of any Valuation Date means:

               (i) Fitch Eligible Assets having an aggregate Fitch Discounted Value equal to or greater than the dollar amount equal to the sum of:

                    (A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000, plus any redemption premium applicable to the Preferred Shares then subject to redemption;

                    (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates to (but not including) the first respective Dividend Payment Dates for Preferred Shares outstanding that follow such Valuation Date;

                    (C) the aggregate  amount of dividends that would accumulate on shares of each series of Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 45th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a Standard Dividend of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a notice of Special Dividend Period to the Auction Agent pursuant to Section 4(b) of Part I of the Statement with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Dividend Period of Shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (iii) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be in respect of those days);

                    (D) the amount of  anticipated  expenses of the Fund for the
               90 days subsequent to such Valuation Date;

                    (E) the amount of any  indebtedness  or  obligations  of the
               Fund senior in right of payments to the Preferred Shares; and

               (ii) any current liabilities to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions); less the value (i.e., the face value of cash, short-term municipal obligations and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of
          (i)(A) though (i)(F) became payable, otherwise the Fitch Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F);

          b. "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least weekly.

          c. "Approved Foreign Nation" shall have the meaning set forth in clause (D) of the definition of "Fitch Eligible Assets."

          d. "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

          e. "Business Day" means a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized or obligated by law to close.

          f. "Date of Original Issue" means, with respect to any Preferred Shares Share, the date on which the Trust first issues such share.

          g. "Debt Securities" shall have the meaning set forth in clause (D) of the definition of "Fitch Eligible Assets."

          h.  "Emerging  Market Debt" shall have the meaning set forth in clause
     (E) of the definition of "Fitch Eligible Assets."

i.                "Fitch Discount Factor" means:

               (i) for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage is determined as follows, provided however, that for unhedged foreign investments a discount factor of 105% shall be applied to the Market Value thereof in addition to the Fitch Discount Factor as determined in accordance with the procedures below, provided further that, if the foreign issuer of such unhedged foreign investment is from a country whose sovereign debt rating in a non-local currency is not assigned a rating of AA or better by Fitch, a discount factor of 117% shall be applied to the Market Value thereof in addition to the Fitch Discount Factor as determined in accordance with the procedures below. The Fitch Discount Factor for any Fitch Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by Fitch.

                    (A) Preferred Stock: The percentage  determined by reference to the rating of a preferred stock in accordance with the table set forth below.

Preferred Stock(1)                                                     Fitch Discount Factor
AAA Taxable Preferred......................................            130%
AA Taxable Preferred.......................................            133%
A Taxable Preferred........................................            135%
BBB Taxable Preferred......................................            139%
BB Taxable Preferred.......................................            154%
Not rated or below BB Taxable Preferred....................            161%
Investment Grade DRD Preferred.............................            164%
Not rated or below Investment Grade DRD Preferred..........            200%


(1) If a security is not rated by Fitch but is rated by two other nationally recognized statistical ratings organizations ("NRSRO"), then the lower of the ratings on the security from the two other NRSRO's will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any NRSRO, the Fund will use the percentage set forth under "Not rated or below BB Taxable Preferred" in the table above.

                    (B) Middle Market Bank Preferred  Stock:  The Fitch Discount
               Factor applied to Middle Market Bank Preferred Stock is 266%.

                    (C) Debt Securities:  The percentage determined by reference to the rating of the Debt Security with reference to the remaining term to maturity of the Debt Security (other than short-term Debt Securities covered by clause (E) below), in accordance with the table set forth below:


                                                                                                      Not
Term to Maturity of Corporate Debt                                                                    Rated or
                  Security(1)                      AAA       AA         A         BBB        BB       Below BB

3 years or less ...............................    106.38%   108.11%    109.89%   111.73%    129.87%  151.52%
5 years or less (but longer than 3 years)......    111.11    112.99     114.94    116.96     134.24   151.52
7 years or less (but longer than 5 years)......    113.64    115.61     117.65    119.76     135.66   151.52
10 years or less (but longer than 7 years).....    115.61    117.65     119.76    121.95     136.74   151.52
15 years or less (but longer than 10 years)        119.76    121.95     124.22    126.58     139.05   151.52
More than 15 years.............................    124.22    126.58     129.03    131.58     144.55   151.52


(1) If a security is not rated by Fitch but is rated by two other NRSRO's, then the lower of the ratings on the security from the two other NRSRO's will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any NRSRO, the Fund will use the percentage set forth under "Not Rated or Below BB" in the table above.

     The Fitch Discount Factors presented in the immediately preceding table apply to Debt Securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Debt Security "Not Rated or Below BB" by Fitch shall apply to any non-Performing Debt Security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a Debt Security "Not Rated or Below BB" by Fitch shall apply to any non-Performing Debt Security with a price less than $0.90 but equal to or greater than $0.20. If a Debt Security does not have a Market Value determined by a Pricing Service or an Approved
Price, a rating two rating categories below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Fitch Discount Factor determined in accordance with the table set forth above multiplied by 105%.

     The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and (ii) TRACERs and TRAINs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER or TRAIN. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

     The Fitch Discount Factors presented in the immediately preceding table will also apply to preferred trust certificates, the rating on which will be determined by the underlying debt instruments in the trust, unless such preferred trust certificates are determined by Fitch Ratings to qualify for a traditional equity discount factor, in which case the Fitch Discount Factor shall be 370%.

                    (D) Convertible Securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither
               (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                    The Fitch Discount Factor applied to convertible  securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                    The Fitch Discount Factor applied to convertible  securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant Treasury curve is 370%.

                    If a  security  is not  rated by  Fitch  but is rated by two other NRSRO's, then the lower of the ratings on the security from the two other NRSRO's will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any NRSRO, the Fund will treat the security as if it were below investment grade.

                    (E) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash. Rule 2a-7 money market funds rated by Fitch or another NRSRO will also have a discount factor of 100%, and unrated Rule 2a-7 money market funds will have a discount factor of 115%.

                    (F) Common Stock and Warrants: The Fitch Discount Factor for
               common stock is (A) 200% for large-cap stocks; (B) 233% for mid-cap stocks, (c) 286% for small-cap stocks; and (D) 370% for other common stocks.

                    See "Fitch  Eligible Assets - common stocks" for definitions of large-cap, mid-cap and small-cap stocks.

                    (G) Master Limited  Partnership (MLP) Securities:  The Fitch
               Discount Factor applied to MLP Securities shall be applied in accordance with the table set forth below:


               Fitch Discount Factor
-----------------------------------------------------

Large-cap stocks:             210%
Mid-cap stocks:               243%
Small-cap stocks:             296%
Others:                       370%


          Small-cap MLPs refer to MLPs with a market capitalization of greater than $250 million but less than $1 billion; Mid-cap MLPs refer to MLPs with a market capitalization between $1 billion and $2 billion; Large-cap MLPs are MLPs with a market capitalization over $2 billion. The Fitch Discount Factor applied to MLP Securities which are restricted as to resale will be 110% of the Fitch Discount Factor which would apply was the securities not so restricted.

                    (H) U.S. Government Securities and U.S. Treasury Strips:

Time Remaining to Maturity                                   Discount Factor
1 year or less....................................           101.5%
2 years or less (but longer than 1 year)..........           103%
3 years or less (but longer than 2 years).........           105%
4 years or less (but longer than 3 years).........           107%
5 years or less (but longer than 4 years).........           109%
7 years or less (but longer than 5 years).........           112%
10 years or less (but longer than 7 years)........           114%
15 years or less (but longer than 10 years).......           122%
20 years or less (but longer than 15 years).......           130%
25 years or less (but longer than 20 years).......           146%
Greater than 25 years.............................           154%


                    (I) Emerging  Market  Debt:  The Fitch  Discount  Factor for
               Emerging Market Debt is (A) 285% for investment grade and (B) 370% for non-investment grade.

                    (J) Foreign Bonds: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

                    (K) Rule 144A Securities:  The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

                    (L) Senior Loans: The Fitch Discount Factor applied to senior, secured floating rate Loans made to corporate and other business entities ("Senior Loans") shall be the percentage specified in the table below opposite such Fitch Loan Category:

Fitch Loan Category     Discount Factor
-------------------     ---------------
A                       115%
B                       130%
C                       152%
D                       370%

               Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

                    (M) Swaps  (including  Total Return Swaps and Interest  Rate
               Swaps): Total Return Swaps and Interest Rate Swaps are subject to the following provisions:

                    If the Trust has an outstanding gain from a swap transaction on a  Valuation  Date,  the  gain  will  be  included  as a Fitch
               Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

                    (a) Only the  cumulative  unsettled  profit  and loss from a
               Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust will count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

                    (b) In addition,  for swaps other than Total  Return  Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding AMPS.

                    (c)(1) The underlying securities subject to a credit default swap sold by the Trust will be subject to the applicable Fitch Discount Factor for each security subject to the swap; (2) If the Trust purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and (3) the Trust will not include a credit default swap as a Fitch Eligible Asset purchase by the Trust without the Trust holding the underlying security or when the Trust busy a credit default swap for a basket of securities without holding all the securities in the basket.

                    (N)  Securities  lending:  The Fund may engage in securities lending in an amount not to exceed 10% of the Fund's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Fund's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

                    (O) Real Estate Investment Trusts:

               (a) For common stock and preferred stock of REITs and other real estate companies, the Fitch Discount Factor applied shall be:

REIT or other real estate company preferred                154%*
stock.........................................

REIT or other real estate company                          196%
 stock....................................................

* Where the aggregate Market Value of securities invested in REIT preferred stock exceeds 50% of the aggregate Market Value of all Fitch Eligible Assets, then the applicable Fitch Discount Factor shall be 200%.

               (b) For corporate debt securities of REITs, the Fitch Discount Factor applied shall be:

Terms to Maturity                   AAA         AA         A          BBB        BB         B          Unrated
-----------------                   ---         --         -          ---        --         -          -------
1 year or less..................... 111%        114%       117%       120%       121%       127%       127%
2 years or less (but longer than
1 year)..................           116%        123%       125%       127%       132%       137%       137%
3 years or less (but longer than
2 years).....................       121%        125%       127%       131%       133%       140%       152%
4 years or less (but longer than
3 years)................            126%        126%       129%       132%       136%       140%       164%
5 year or less (but longer than 4
years)...............               131%        132%       135%       139%       144%       149%       185%
7 years or less (but longer than
5 years)................            140%        143%       146%       152%       159%       167%       228%
10 years or less (but longer than
7 years).................           141%        143%       147%       153%       160%       168%       232%
12 years or less (but longer than
7 years).................           144%        144%       150%       157%       165%       174%       249%
15 years or less (but longer than
12 years)................           148%        151%       155%       163%       172%       182%       274%
30 years or less (but longer than
15 years).......                    152%        156%       160%       169%       180%       191%       306%


                    If a  security  is not  rated by  Fitch  but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). Securities rated either below B or not rated by any NRSRO shall be treated as "Unrated" in the table above.

                    (P) Futures and call options:  For purposes of the Preferred
               Shares Basic Maintenance Amount, futures held by the Trust and call options sold by the Trust shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. For call options purchased by the Trust, the Market Value of the call option will be included as a Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Trust and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

                    (Q)  Asset-backed  and   mortgage-backed   securities:   The
               percentage   determined   by  reference  to  the  asset  type  in
               accordance with the table set forth below:

Asset Type (with                                                                                     Discount Factor
time remaining to maturity, if applicable)
U.S. Treasury/agency securities (10 years or less)                                                   118%
U.S. Treasury/agency securities (greater than 10 years)                                              127%
U.S. agency sequentials (10 years or less)                                                           128%
U.S. agency sequentials (greater than 10 years)                                                      142%
U.S. agency principal only securities                                                                236%
U.S. agency interest only securities (with Market Value greater than $0.40)                          696%
U.S. agency interest only securities (with Market Value less than or equal to $0.40)                 214%
AAA LockOut securities, interest only                                                                236%
U.S. agency planned amortization class bonds (10 years or less)                                      115%
U.S. agency planned amortization class bonds (greater than 10 years)                                 136%
AAA sequentials (10 years or less)                                                                   118%
AAA sequentials (greater than 10 years)                                                              135%
AAA planned amortization class bonds (10 years or less)                                              115%
AAA planned amortization class bonds (greater than 10 years)                                         140%
Jumbo mortgage rated AAA(1)                                                                          123%
Jumbo mortgage rated AA(1)                                                                           130%
Jumbo mortgage rated A(1)                                                                            136%
Jumbo mortgage rated BBB(1)                                                                          159%
Commercial mortgage-backed securities rated AAA                                                      131%
Commercial mortgage-backed securities rated AA                                                       139%
Commercial mortgage-backed securities rated A                                                        148%
Commercial mortgage-backed securities rated BBB                                                      177%
Commercial mortgage-backed securities rated BB                                                       283%
Commercial mortgage-backed securities rated B                                                        379%
Commercial mortgage-backed securities rated CCC or not rated                                         950%

(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.



                    (R) Catastrophe  Bonds: The Fitch Discount Factor applied to
               Catastrophe Bonds will be 333.33%.

                    (S) Structured  Notes:  The Fitch Discount Factor applied to
               Structured Notes will be (a) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with clause
               (C) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in clause (C); and (b) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with clause (E) under this definition.

                    (T) Municipal  Obligations:  The Fitch  Discount  Factor for
               Municipal Obligations is the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below:

                                                   RATING CATEGORY
Exposure Period                       AAA*        AA*        A*         BBB*        F1**        Unrated***
---------------                       ---         --         -          ---         --          -------
7 weeks.............................. 151%        159%       166%       173%        136%        225%
8 weeks or less but
greater than 7 weeks................. 154%        161%       168%       176%        137%        231%
9 weeks or less but
greater than 8 weeks................. 158%        163%       170%       177%        138%        240%


*Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).

**Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***Includes Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) and unrated securities. Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

          j.  "Fitch Eligible Asset" means:

                    (A) cash  (including  interest and  dividends  due on assets rated (1) BBB or higher by Fitch or the equivalent by another NRSRO if the payment date is within five Business Days of the Valuation Date, (2) A or higher by Fitch or the equivalent by another NRSRO if the payment date is within thirty days of the Valuation Date, and (3) A+ or higher by Fitch or the equivalent by another NRSRO if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five Business Days;

                    (B) Short Term Money Market  Instruments so long as (1) such securities are rated at least F1+ by Fitch or the equivalent by another NRSRO, (2) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another NRSRO, or (3) in all other cases, the supporting entity (x) is rated at least A by Fitch or the equivalent by another NRSRO and the security matures within three months or (y) is rated at least AA by Fitch or the equivalent by another NRSRO and the security matures within six months; in addition, money market funds subject to Rule 2a-7 under the 1940 Act are also eligible investments;

                    (C) U.S. Government Securities and U.S. Treasury Strips;

                    (D) debt  securities if such securities have been registered under the U.S. Securities Act ("Securities Act") or are restricted as to resale under U.S. federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership,
               (2) a corporation, limited liability company or limited partnership or similar entity domiciled in a country whose sovereign debt rating in a non-local currency is assigned a rating of "AAA" ("Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if
               (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph are herein referred to as "Debt Securities";

                    (E) debt  securities  of a  corporation,  limited  liability company or limited partnership or similar entity domiciled in an Emerging Market (as defined below) and debt securities of the government of any Emerging Market or any of its agencies, instrumentalities or political subdivisions (the debt securities of Emerging Market issuers being referred to collectively as "Emerging Market Debt.") Emerging markets are (1) countries classified by the World Bank as having a "low" or "middle" per capital income; (2) countries that have restructured its sovereign debt during the past 10 years or currently has restructured sovereign external debt outstanding; or (3) countries assigned a long-term, foreign currency/sovereign rating below A3/A- by Fitch, Moody's or S&P ;

                    (F) preferred stocks if (1) dividends on such preferred stock are cumulative, (2) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or Euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (3) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or the over-the-counter market, and (4) the issuer of such preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another NRSRO. In addition, the preferred stocks's issue must be at least $50 million;

                    (G) Middle Market Bank Preferred Stock;

                    (H)  municipal  obligations  that (i) pay  interest in cash,
               (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of municipal obligations of at least $10,000,000. In addition, municipal obligations in the Fund's portfolio must be within the following investment guidelines to be Fitch Eligible Assets.

                                               Minimum              Maximum Single
                                               Issue Size           Underlying Obligor       Maximum State Allowed
Rating                                         ($ Millions) (1)     Issuer (%) (2)           (%) (2)(3)
----------                                     -------------------  ------------------       -----------------
AAA.................................           10                   100                      100
AA..................................           10                   20                       60
A...................................           10                   10                       40
BBB.................................           10                   6                        20
BB..................................           10                   4                        12
B...................................           10                   3                        12
CCC.................................           10                   2                        12

(1) Preferred stock has a minimum issue size of $50 million.
(2) The referenced percentage represents maximum cumulating total for the related rating category and each lower rating category.
(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Fitch Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

               For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of
          A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Trust purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

               Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the AMPS) has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by the investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

                    (I) common stocks (i) (A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Fund; provided, however, that (1) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and
               (2) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 5% per US issuer of the number of Outstanding shares times the Market Value of such common stock shall not be a Fitch's Eligible Asset; (ii) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations") shall not be a Fitch Eligible Asset; (iii) Small-cap stocks refer to stock with a market capitalization between $300 million to $2 billion; Mid-cap stocks refer to stock with a market capitalization greater then $2 billion but less than $10 billion; Large-cap stocks are companies having a market capitalization greater $10 billion;

Fitch Common Stock Diversification Guidelines:
----------------------------------------------
Type:                                           Max. Single Issuer (%)(1)

Large-cap                                       5%
Mid-cap                                         5%
Small-cap                                       5%

(1) Percentages represent both a portion of the aggregate market value and number of outstanding shares of the common stock portfolio.

                    (J) warrants on common stocks described above;

                    (K) Master Limited Partnership (MLP) Securities, which shall include the following securities, restricted or unrestricted, issued by an MLP or an affiliate of an MLP: (1) common units, (2) convertible subordinated units, (3) I-Shares, (4) I-units, (5) LLC securities and (6) debt securities. An investment by the Company in the MLP Securities of any single issuer will qualify as a Fitch Eligible Asset only to the extent that such investment constitutes 10% of the total assets of the Company. The amount by which an investment in the MLP Securities of any single issuer exceeds 10% of the total assets of the Company will not qualify as a Fitch Eligible Asset;

                    (L) Senior Loans;

                    (M) Rule 144A Securities;

                    (N) asset-backed and mortgage-backed securities;

                    (O) Catastrophe Bonds;

                    (P) REIT and other real estate company  securities,  subject to 5% issuer limitation (including common, preferred, debt and other securities);

                    (Q) TRACERs, TRAINs and Structured Notes;

                    (R) Fitch Hedging Transactions; and

                    (S)  Swaps,   including  Total  Return  Swaps  entered  into
               according to ISDA;

     In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

         Security Rated At            Maximum Single           Maximum Single   Minimum Issue Size
         Least                        Issuer(1)                Industry(1,2)    ($ in million)(3)

         AAA                          100%                     100%             $100
         AA-                          20                       75               100
         A-                           10                       50               100
         BBB-                         6                        25               100
         BB-                          4                        16               50
         B-                           3                        12               50
         CCC                          2                         8               50


(1) Percentages represent a portion of the aggregate market value of the portfolio holdings.
(2) Industries are determined according to Fitch's Industry Classifications, as defined herein.
(3) Preferred stock has a minimum issue size of $50 million for all rating categories in the table.

               k. "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

               l. "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch, LIBOR or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch, LIBOR or Treasury bonds, subject to the following limitations:v.

                    (i) The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

                    (ii) The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

                         (A) Outstanding  financial  futures  contracts based on
                    Treasury Bonds or LIBOR with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Fund and rated at least AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AAA by S&P); or

                         (B) Outstanding  financial  futures  contracts based on
                    Treasury Bonds or LIBOR with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

                    (iii) The Fund may engage in closing  transactions  to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

                    (iv) The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

          n.  "Fitch  Industry  Classifications"  means,  for  the  purposes  of
     determining  Fitch  Eligible  Assets,   each  of  the  following   industry
     classifications:

Aerospace & Defense
Automobiles
Banking, Finance & Real Estate
Broadcasting & Media
Building & Materials
Cable
Chemicals
Computers & Electronics
Consumer Products
Energy
Environmental Services
Farming & Agriculture
Food, Beverage & Tobacco
Gaming, Lodging & Restaurants
Healthcare & Pharmaceuticals
Industrial/Manufacturing
Insurance
Leisure & Entertainment
Metals & Mining
Miscellaneous
Packaging and Containers
Paper & Forest Products
Retail
Sovereign
Structured Finance Obligations
Supermarkets & Drugstores
Telecommunications
Textiles & Furniture
Transportation
Utilities

The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

          o. "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

               (i) "Fitch Loan Category A" means Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

               (ii) "Fitch Loan Category B" means: (A) Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

               (iii) "Fitch Loan Category C" means (A) Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.70 but less than $0.80; (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.75 but less than $0.85; and (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch Ratings. If a security is not rated by Fitch Ratings but is rated by two other NRSRO's, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A-and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a rating by Fitch Ratings of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB-will be used).

               (iv) "Fitch Loan Category D" means Bank Loans not described in any of the foregoing categories.

               Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall in more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

          p. "Foreign Bonds" has the meaning set forth in clause (D) of the definition of "Fitch Eligible Assets."

          q.  "Interest  Rate Swap"  means an  arrangement  whereby  two parties
     (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay to each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal is exchanged between parties to the transaction; only interest is exchanged.

          r. "Interest Rate Cap" means an options contract which puts an upper limit on a floating exchange rate. The contract protects the holder from rises in short-term interest rates by making a payment to the holder when an underlying interest rate (the index or reference interest rate) exceeds a specified strike rate (the cap rate).

          s.  "Middle  Market  Bank  Preferred  Stock"  means,  for  purposes of determining the applicable Fitch Discount Factor, adjustable rate non-cumulative perpetual preferred stock issued by small- to mid-sized banks with assets of between $200 million and $10 billion.

          t. "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

          u. "Pricing Service" means any pricing service designated by the Board of Trustees of the Fund and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

          v. "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

               (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

               (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

               (iii) overnight funds;

               (iv) U.S. Government Securities; and

               (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or Fund company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or Fund company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

          w. "Structured Notes" means privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

          x. "Swap" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanges or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

          y. "Total Return Swap" means an agreement between counterparties in which one party agrees to make payments of the total return from underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

          z.  "TRACERs"  means  traded  custody  receipts   representing  direct
     ownership in a portfolio of underlying securities.

          aa. "TRAINs" means Targeted Return Index Securities, which are trust certificates comprised of bonds that are chosen to track a particular index.

          bb. "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.

          cc. "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

          dd. "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

          ee. "Valuation Date" means, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue.

                                                                      APPENDIX A

                                      FUNDS